Exhibit 99.1





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                  MORGAN STANLEY DEAN WITTER CAPITAL I INC.,
                                  DEPOSITOR,



                MORGAN STANLEY DEAN WITTER CREDIT CORPORATION,
                      SERVICER AND MORTGAGE LOAN SELLER,


                                      and


               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                    TRUSTEE



                        POOLING AND SERVICING AGREEMENT
                         Dated as of February 1, 2003




                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             Mortgage Pass-Through Certificates, Series 2003-HYB1






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                               Table of Contents

                                                                        Page
                                                                        ----


                                   Article I

                                  DEFINITIONS

Section 1.01. Definitions...................................................1
Section 1.02. Interest Calculations........................................32

                                  Article II

                   CONVEYANCE OF MORTGAGE LOANS; TRUST FUND

Section 2.01. Conveyance of Mortgage Loans.................................33
Section 2.02. Acceptance by Trustee........................................34
Section 2.03. Sale and Conveyance of the Subsequent Mortgage Loans.........36
Section 2.04. Trust Fund; Authentication of Certificates...................39
Section 2.05. REMIC Elections..............................................39
Section 2.06. REMIC Tax Accounting Matters.................................42
Section 2.07. REMIC Certificate Maturity Date..............................43

                                  Article III

       REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR, THE SERVICER AND
            THE MORTGAGE LOAN SELLER; REPURCHASE OF MORTGAGE LOANS

Section 3.01. Representations and Warranties of the Depositor..............44
Section 3.02. Representations, Warranties and Covenants of the Mortgage
              Loan Seller and the Servicer.................................44
Section 3.03. Option to Substitute.........................................49

                                  Article IV

                               THE CERTIFICATES

Section 4.01. The Certificates.............................................51
Section 4.02. Registration of Transfer and Exchange of Certificates........51
Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates............56
Section 4.04. Persons Deemed Owners........................................56

                                   Article V

                ADMINISTRATIVE AND SERVICING OF THE TRUST FUND

Section 5.01. Servicer to Act as Servicer; Administration of the
              Trust Fund..................................................57
Section 5.02. Collection of Certain Mortgage Loan Payments................59
Section 5.03. Establishment of and Deposits to Escrow Account.............59
Section 5.04. Permitted Withdrawals From Escrow Account...................60
Section 5.05. Establishment of and Deposits to Collection Account.........61
Section 5.06. Permitted Withdrawals From Collection Account...............62
Section 5.07. Protection of Accounts; Eligible Investments................62
Section 5.08. Maintenance of Omission and Fidelity Coverage...............63
Section 5.09. [Reserved]..................................................63
Section 5.10. Maintenance of Primary Hazard Insurance.....................63
Section 5.11. Enforcement of Due-On-Sale Clauses; Assumption Agreements...64
Section 5.12. Realization Upon Defaulted Mortgage Loans...................65
Section 5.13. [Reserved]..................................................67
Section 5.14. Trustee to Cooperate; Release of Mortgage Files.............67
Section 5.15. Servicing Compensation......................................68
Section 5.16. Establishment of Pre-Funding Account; Permitted Withdrawals.68
Section 5.17. Annual Statement as to Compliance...........................69
Section 5.18. Reports by Independent Public Accountants...................69
Section 5.19. Access to Certain Documentation.............................69
Section 5.20. Title, Conservation and Disposition of REO Property.........69
Section 5.21. [Reserved]..................................................70
Section 5.22. Subservicing Agreements Between Servicer and Subservicers...70
Section 5.23. Successor Subservicers......................................71
Section 5.24. Liability of the Servicer...................................71
Section 5.25. No Contractual Relationship Between Subservicers and
              Trust Fund..................................................72
Section 5.26. Assumption or Termination of Subservicing Agreements by
              Successor Servicer..........................................72
Section 5.27. Subservicing Accounts.......................................72
Section 5.28. Distribution Reports by the Servicer........................73

                                  Article VI

                      PAYMENTS TO THE CERTIFICATEHOLDERS

Section 6.01. Distributions...............................................74
Section 6.02. Statements to the Certificateholders........................76
Section 6.03. Monthly Advances by the Servicer............................78
Section 6.04. Reserve Fund................................................79
Section 6.05. Reports to the Securities and Exchange Commission...........79



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

                                  Article VII

            THE DEPOSITOR THE MORTGAGE LOAN SELLER AND THE SERVICER

Section 7.01. Respective Liabilities of the Depositor and the
              Mortgage Loan Seller and the Servicer.......................82
Section 7.02. Limitation on Liability of the Depositor, the Mortgage
              Loan Seller and Others......................................82
Section 7.03. Servicer Indemnity..........................................82
Section 7.04. "One-Action" Rule...........................................83

                                 Article VIII

                                    DEFAULT

Section 8.01. Events of Default...........................................84
Section 8.02. Waiver of Defaults..........................................86
Section 8.03. Trustee to Act; Appointment of Successor....................86
Section 8.04. Notification to Certificateholders..........................87

                                  Article IX

                            CONCERNING THE TRUSTEE

Section 9.01. Duties of Trustee...........................................88
Section 9.02. Certain Matters Affecting the Trustee.......................89
Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans.......90
Section 9.04. Trustee May Own Certificates................................90
Section 9.05. Trustee's Compensation and Reimbursement....................90
Section 9.06. Eligibility Requirements for Trustee........................90
Section 9.07. Resignation and Removal of the Trustee......................91
Section 9.08. Successor Trustee...........................................92
Section 9.09. Merger or Consolidation of Trustee..........................92
Section 9.10. Appointment of Co-Trustee or Separate Trustee...............92
Section 9.11. Appointment of Office or Agency.............................93

                                   Article X

                                  TERMINATION

Section 10.01.Termination.................................................94
Section 10.02.Additional Termination Requirements.........................96

                                  Article XI

                           MISCELLANEOUS PROVISIONS

Section 11.01.Severability of Provisions..................................97
Section 11.02.Limitation on Rights of Certificateholders..................97
Section 11.03.Amendment...................................................97
Section 11.04.Recordation of Agreement; Counterparts......................99
Section 11.05.Duration of Agreement.......................................99
Section 11.06.Governing Law...............................................99
Section 11.07.Notices.....................................................99




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EXHIBITS
A.      Hybrid Mortgage Loan Schedule ...................................A-1
B.      Contents of Mortgage File........................................B-1
C.      Form of Class A Certificates.....................................C-1
D.      Form of Class B Certificates.....................................D-1
E.      Form of Class A-X Certificates...................................E-1
F.      [Reserved].......................................................F-1
G.      Form of Class A-R Certificates...................................G-1
H.      Form of Initial Certification....................................H-1
I.      Form of Final Certification......................................I-1
J.      Distribution Account Certification...............................J-1
K.      Form of Subsequent Transfer Agreement............................K-1
L.      Form of Investment Letter........................................L-1
M.      Form of Transfer Affidavit ......................................M-1
N.      ERISA Representation Letter......................................N-1
O.      Mortgage Loan Seller's Representations and Warranties
        with Respect to Mortgage Loans...................................O-1
P.      Mortgage Loan Purchase Agreement.................................P-1
Q.      Form of Certification to be provided by Servicer with Form 10-K..Q-1
R.      Form of Certification to be provided to Servicer by Trustee......R-1
S.      Form of Request for Release......................................S-1

        This Pooling and Servicing Agreement, dated as of February 1, 2003, is executed among MORGAN STANLEY DEAN WITTER CAPITAL I INC., as depositor (together with its permitted successors and assigns, the "Depositor"), MORGAN STANLEY DEAN WITTER CREDIT CORPORATION, as servicer (together with its permitted successors and assigns, the "Servicer") and as mortgage loan seller (together with its permitted successors and assigns, the "Mortgage Loan Seller") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (together with its permitted successors and assigns, the "Trustee").

        In consideration of the premises and the mutual agreements hereinafter set forth, the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee agree as follows:

                                   Article I

                                  DEFINITIONS

        Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

        ACCRUED CERTIFICATE INTEREST: With respect to each Distribution Date and each Class of Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date and each Subsidiary REMIC Regular Interest, interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate on the principal balance thereof, as described in Section
2.05. Accrued Certificate Interest on each Class of Certificates and corresponding Subsidiary REMIC Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

        ADDITION NOTICE: With respect to the transfer of Subsequent Mortgage Loans to the Trustee pursuant to Section 2.03 hereof and the related Subsequent Transfer Agreement, a notice, which the Servicer shall give to the Trustee not later than five Business Days prior to the related Subsequent Transfer Date, of (a) the Depositor's designation of Subsequent Mortgage Loans to be conveyed to the Trustee, on behalf of and for inclusion in the Trust Fund, and (b) the aggregate principal balance of such Subsequent Mortgage Loans as of the related Subsequent Cut-off Date.

        ADDITIONAL COLLATERAL: With respect to any Additional Collateral Mortgage Loan, the marketable securities subject to a security interest pursuant to the related pledge agreement between the Mortgage Loan Seller and the related pledgor.

        ADDITIONAL COLLATERAL MORTGAGE LOAN: Each Mortgage Loan that is originated pursuant to the Flex Source(TM) Program which is secured by additional collateral in the form of a security interest in marketable securities.

        ADDITIONAL COLLATERAL MORTGAGE LOAN LIQUIDATION SHORTFALL: As of the Determination Date for any Distribution Date, the amount, if any, by which the then outstanding principal balance of an Additional Collateral Mortgage Loan which is a Liquidated Mortgage Loan exceeds the Liquidation Proceeds (including those from the related Additional Collateral) allocable to principal realized with respect to such Mortgage Loan.

        ADJUSTMENT AMOUNT: With respect to each anniversary of the Cut-Off Date, the amount, if any, by which the Special Hazard Loss Coverage Amount on the Closing Date exceeds the greatest of (x) the product of 1% and the outstanding principal balance of the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (y) the outstanding principal balance of the Mortgage Loans secured by Mortgaged Properties in the highest California zip code concentration on the Distribution Date immediately preceding such anniversary, and (z) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary.

        ADJUSTMENT DATE: With respect to each Mortgage Loan, the date on which adjustments to the mortgage interest rate are made thereon. The first Adjustment Date for each Mortgage Loan will occur on the fifth anniversary of the first due date for that Mortgage Loan, and subsequent Adjustment Dates for each Mortgage Loan will occur every six months thereafter.

        AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have meanings correlative to the foregoing.

        AGGREGATE NET PRINCIPAL LIQUIDATION LOSSES: With respect to each Distribution Date, the amount, if any, by which (a) the aggregate of the outstanding Stated Principal Balances of those Mortgage Loans that became Liquidated Mortgage Loans during the month ending prior to the month of such Distribution Date exceeds (b) the aggregate Net Liquidation Proceeds for such Mortgage Loans that are allocable to principal in accordance with the terms thereof.

        AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and exhibits and supplements hereto.

        ALLOCABLE SHARE: With respect to any Class of Subordinate Certificates on any Distribution Date, such Class's pro rata share (based on the Certificate Principal Balance of each such Class of Subordinate Certificates) of the Subordinate Optimal Principal Amount described in the definition of Subordinate Optimal Principal Payment; provided, that no Class of such Subordinate Certificates will be entitled on any Distribution Date to receive distributions pursuant to clauses (5) and (6) of the definition of Subordinate Optimal Principal Amount unless the Class Prepayment Distribution Trigger for that Class is satisfied for that Distribution Date. The amount that is restricted from being distributed to any Class of Subordinate Certificates pursuant to this definition will be distributable to the other Classes of Subordinate Certificates that are not otherwise restricted from receiving distributions by this definition, pro rata, based on the Certificate Principal Balance of each Class that is not so restricted; provided, that if the Class Prepayment Distribution Trigger is not satisfied for any outstanding Class of Subordinate Certificates, it shall be deemed to be satisfied for the most senior Class of Subordinate Certificates then outstanding, whether or not the Class Prepayment Distribution Trigger is satisfied for that most senior Class of such Subordinate Certificates.



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

        APPRAISED VALUE: As to any Mortgaged Property and any time referred to herein, the appraised value of such Mortgaged Property based upon the appraisal made by or on behalf of the Servicer at such time.

        ASSIGNMENT OF MORTGAGE: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale and assignment of the Mortgage Loan to the Trustee, which assignment, notice of transfer or equivalent instrument may, if permitted by law, be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county.

        AVAILABLE FUNDS: With respect to any Distribution Date, an amount equal to the sum of the following amounts net of fees, expenses, indemnities and other amounts reimbursable or payable to the Servicer and the Trustee on deposit in the Collection Account immediately prior to the remittance of Available Funds by the Servicer to the Trustee on the related Determination Date with respect to the mortgage loans:

        (A) All amounts on deposit in the Collection Account immediately prior to the remittance of Available Funds by the Servicer to the Trustee on the Determination Date, including:

        (1) all payments on account of principal of the mortgage loans, including unscheduled principal prepayments on the mortgage loans;

        (2) all payments on account of interest on the mortgage loans adjusted to the Net Mortgage Rate;

        (3) all net insurance proceeds and net proceeds from the liquidation of mortgage loans, including condemnation proceeds, to the extent those proceeds are not to be applied to the restoration or repair of the related Mortgaged Property or released to the related borrower in accordance with the Servicer's normal servicing procedures;

        (4) any amounts deposited in the Collection Account by the Servicer in connection with any losses on the investments made with the funds received from Mortgage Loans permitted pursuant to Section 5.02(b) hereof;

        (5) any amounts in connection with a deductible clause in any blanket hazard insurance policy in respect of the mortgage loans;

        (6) the net monthly rental income from the REO Properties in respect of the mortgage loans; plus

        (B)   Advance amounts in respect of the mortgage loans; plus

        (C) any amounts payable in connection with the purchase of any Mortgage Loan and any Substitution Adjustment Amounts in respect of such Mortgage Loans; plus

        (D)   Compensating Interest in respect of the mortgage loans payments;
less



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

        (E) amounts required to be held in the Collection Account in respect of future Distribution Dates in respect of the mortgage loans.

        BANKRUPTCY LOSS COVERAGE AMOUNT: With respect to any Distribution Date, an amount equal to approximately $100,000, minus the aggregate amount of previous Deficient Valuations and Debt Service Reductions with respect to the mortgage loans. As of any Distribution Date on or after the related Cross-Over Date, the Bankruptcy Loss Coverage Amount will be zero. The Bankruptcy Loss Coverage Amount may be reduced or modified upon written confirmation from Standard & Poor's and Moody's that the reduction or modification will not adversely affect the then current ratings of the Senior Certificates by Standard & Poor's and Moody's. Such reduction may adversely affect the coverage provided by subordination with respect to Deficient Valuations and Debt Service Reductions.

        BOOK-ENTRY CERTIFICATE: Any Class of Certificates registered in the name of the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). On the Closing Date the Class A Certificates, the Class A-X Certificates and each Class of Public Subordinate Certificates shall be Book-Entry Certificates.

        BUSINESS DAY: Any day other than (a) a Saturday or Sunday, or (b) a legal holiday in the States of Minnesota, Maryland or New York, or (c) a day on which banking or savings and loan institutions in the State of New York or the State in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

        CAPITALIZED INTEREST:  As defined in Section 5.16(a).

        CAPITALIZED INTEREST REQUIREMENT: With respect to any Distribution Date during the Pre-Funding Period, (A) the product of (a) a fraction, the numerator of which is the related Pre-Funded Amount on the Closing Date less the Stated Principal Balance of any Subsequent Mortgage Loan transferred to the Trust Fund during the related Due Period or a prior Due Period that has a Monthly Payment due during such Due Period and the denominator of which is the sum of the related Pre-Funded Amount on the Closing Date and the aggregate Stated Principal Balances on the Closing Date and (b) the Interest Distribution Amount for the related Interest Accrual Period, minus (B) any related Pre-Funding Earnings for such Due Period.

        CERTIFICATE:  Any Class A, Class A-X, Class B or Class A-R Certificate.

        CERTIFICATE PRINCIPAL BALANCE: With respect to any Class of Certificates other than the Class A-X Certificates and any Distribution Date, the principal balance of that Class on the date of the initial issuance of the Certificates as reduced, but not below zero, by:

        (1) all amounts distributed on previous Distribution Dates on that Class on account of principal; and

        (2) a principal portion of all Realized Losses allocated to that Class on previous Distribution Dates.



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

        CERTIFICATEHOLDER or HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Mortgage Loan Seller, the Depositor, the Servicer, any Sub-Servicer, or any of their respective Affiliates shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, waiver, request or demand has been obtained, unless such Person owns the entire Class of which such Certificate is a part. The Trustee shall be provided with an Officer's Certificate by the Mortgage Loan Seller, the Depositor, the Servicer or any Sub-Servicer if any Certificate is owned by any Affiliate thereof and shall be entitled to conclusively rely upon the certificate of the Mortgage Loan Seller, the Depositor or the Servicer or any Sub-Servicer as to the determination of the aggregate Percentage Interests evidenced by Certificates registered to the Mortgage Loan Seller, the Depositor, the Servicer, any Sub-Servicer or their Affiliates.

        CERTIFICATE OWNER: With respect to a Certificate that is a Book-Entry Certificate, the person who is the beneficial owner of such Book-Entry Certificate.

        CERTIFICATE REGISTER:  The register maintained pursuant to Section 4.02.

        CLASS:  All Certificates bearing the same class designation.

        CLASS A CERTIFICATES: Any one of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

        CLASS A-1 CERTIFICATE: Any one of the Certificates designated as a Class A-1 Certificate substantially in the form set forth in Exhibit C-1 hereto and executed and authenticated by the Trustee.

        CLASS A-1 INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and the Class A-1 Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through Rate on the related Class Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date, (b) any Class A-1 Unpaid Interest Shortfall for such Distribution Date, and (c) any Pass-Through Shortfall Carryforward Amount allocated to such Class pursuant to Section 6.04 in respect of such Distribution Date.

        CLASS A-1 INTEREST SHORTFALL: As to any Distribution Date and the Class of Class A-1 Certificates, the amount equal to (a) the Class A-1 Interest Formula Distribution Amount for such Distribution Date (exclusive of any Pass-Through Shortfall Carryforward Amount allocated thereto on such Distribution Date), less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

        CLASS A-1 PASS-THROUGH RATE: As to any Distribution Date to and including the Distribution Date in June 2007, a per annum rate equal to 3.70%. From the Distribution Date in July 2007 to and including the Distribution Date in December 2007, a per annum rate equal to the lesser of 3.70% and the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net Mortgage Rate for the Mortgage Loans.

        CLASS A-1 UNPAID INTEREST SHORTFALL: As to any Distribution Date and the Class A-1 Certificates, the amount of the Class A-1 Interest Shortfall for the immediately preceding Distribution Date.

        CLASS A-2 CERTIFICATE: Any one of the Certificates designated as a Class A-2 Certificate substantially in the form set forth in Exhibit C-1 hereto and executed and authenticated by the Trustee.

        CLASS A-2 INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and the Class A-2 Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through Rate on the related Class Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date, (b) any Class A-2 Unpaid Interest Shortfall for such Distribution Date, and (c) any Pass-Through Shortfall Carryforward Amount allocated to such Class pursuant to Section 6.04 in respect of such Distribution Date.

        CLASS A-2 INTEREST SHORTFALL: As to any Distribution Date and the Class of Class A-2 Certificates, the amount equal to (a) the Class A-2 Interest Formula Distribution Amount for such Distribution Date (exclusive of any Pass-Through Shortfall Carryforward Amount allocated thereto on such Distribution Date), less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

        CLASS A-2 PASS-THROUGH RATE: As to any Distribution Date to and including the Distribution Date in June 2007, a per annum rate equal to 4.30%. From the Distribution Date in July 2007 to and including the Distribution Date in December 2007, a per annum rate equal to the lesser of 4.30% and the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net Mortgage Rate for the Mortgage Loans.

        CLASS A-2 UNPAID INTEREST SHORTFALL: As to any Distribution Date and the Class A-2 Certificates, the amount of the Class A-2 Interest Shortfall for the immediately preceding Distribution Date.

        CLASS A-3 CERTIFICATE: Any one of the Certificates designated as a Class A-3 Certificate substantially in the form set forth in Exhibit C-1 hereto and executed and authenticated by the Trustee.

        CLASS A-3 INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and the Class A-3 Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through Rate on the related Class Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date, (b) any Class A-3 Unpaid Interest Shortfall for such

Distribution Date, and (c) any Pass-Through Shortfall Carryforward
Amount allocated to such Class pursuant to Section 6.04 in respect of such Distribution Date.

        CLASS A-3 INTEREST SHORTFALL: As to any Distribution Date and the Class of Class A-3 Certificates, the amount equal to (a) the Class A-3 Interest Formula Distribution Amount for such Distribution Date (exclusive of any Pass-Through Shortfall Carryforward Amount allocated thereto on such Distribution Date), less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

        CLASS A-3 PASS-THROUGH RATE: As to any Distribution Date to and including the Distribution Date in June 2007, a per annum rate equal to 4.60%. From the Distribution Date in July 2007 to and including the Distribution Date in December 2007, a per annum rate equal to the lesser of 4.60% and the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net Mortgage Rate for the Mortgage Loans.

        CLASS A-3 UNPAID INTEREST SHORTFALL: As to any Distribution Date and the Class A-3 Certificates, the amount of the Class A-3 Interest Shortfall for the immediately preceding Distribution Date.

        CLASS A-4 CERTIFICATE: Any one of the Certificates designated as a Class A-4 Certificate substantially in the form set forth in Exhibit C-1 hereto and executed and authenticated by the Trustee.

        CLASS A-4 INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and the Class A-4 Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through Rate on the related Class Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date, (b) any Class A-4 Unpaid Interest Shortfall for such Distribution Date, and (c) any Pass-Through Shortfall Carryforward Amount allocated to such Class pursuant to Section 6.04 in respect of such Distribution Date.

        CLASS A-4 INTEREST SHORTFALL: As to any Distribution Date and the Class of Class A-4 Certificates, the amount equal to (a) the Class A-4 Interest Formula Distribution Amount for such Distribution Date (exclusive of any Pass-Through Shortfall Carryforward Amount allocated thereto on such Distribution Date), less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

        CLASS A-4 PASS-THROUGH RATE: As to any Distribution Date to and including the Distribution Date in June 2007, a per annum rate equal to 4.20%. From the Distribution Date in July 2007 to and including the Distribution Date in December 2007, a per annum rate equal to the lesser of 4.20% and the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net Mortgage Rate for the Mortgage Loans.

        CLASS A-4 UNPAID INTEREST SHORTFALL: As to any Distribution Date and the Class A-4 Certificates, the amount of the Class A-4 Interest Shortfall for the immediately preceding Distribution Date.

        CLASS A-X CERTIFICATES: Any one of the Certificates designated as a Class A-X Certificate substantially in the form set forth in Exhibit E hereto and executed and authenticated by the Trustee.

        CLASS A-X INTEREST DISTRIBUTION AMOUNT: For any Distribution Date to and including the December 2007 Distribution Date, the product of: (a) the Pass-Through Rate in respect of the Class A-X Certificates and (b) the notional balance of the Class A-X Certificates. For each Distribution Date thereafter, the Class A-X Certificates will not be entitled to receive distributions of interest.

        CLASS A-X PASS-THROUGH RATE: For each Distribution Date to and including the Distribution Date in June 2007, a per annum rate equal to 4.25%. From the Distribution Date in July 2007 to and including the Distribution Date in December 2007, a per annum rate equal to either (i) 4.25% so long as the Weighted Average Net Mortgage Rate on the mortgage loans as of the related Due Date exceeds 4.25% or (ii) 0%, if the Weighted Average Net Mortgage Rate on the Mortgage Loans as of the related Due Date is less than or equal to 4.25%. Commencing with the Distribution Date in January 2008, the Class A-X Certificates will no longer be entitled to receive distributions of interest.

        CLASS A-R CERTIFICATE: Any one of the Certificates designated as a Class A-R Certificates substantially in the form set forth in Exhibit G-1 hereto executed and authenticated by the Trustee.

        CLASS A-R PASS-THROUGH RATE: As to any Distribution Date to and including the December 2007 Distribution Date, the per annum rate equal to the lesser of (i) 4.25% and (ii) the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net Mortgage Rate for the Mortgage Loans.

        CLASS B CERTIFICATES: Any one of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

        CLASS B-1 CERTIFICATE: Any one of the Certificates designated as a Class B-1 Certificate substantially in the form set forth in Exhibit D-1 hereto and executed and authenticated by the Trustee.

        CLASS B-1 INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and the Class B-1 Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through Rate on the related Class Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date and (b) any Class B-1 Unpaid Interest Shortfall for such Distribution Date.

        CLASS B-1 INTEREST SHORTFALL: As to any Distribution Date and the Class of Class B-1 Certificates, the amount equal to (a) the Class B-1 Interest Formula Distribution Amount for such Distribution Date, less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

        CLASS B-1 PASS-THROUGH RATE: As to any Distribution Date to and including the December 2007 Distribution Date, the per annum rate equal to the lesser of (i) 4.25% and (ii) the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net Mortgage Rate for the Mortgage Loans.

        CLASS B-1 UNPAID INTEREST SHORTFALL: As to any Distribution Date and the Class B-1 Certificates, the amount of the Class B-1 Interest Shortfall for the immediately preceding Distribution Date.

        CLASS B-2 CERTIFICATE: Any one of the Certificates designated as a Class B-2 Certificate substantially in the form set forth in Exhibit D-1 hereto and executed and authenticated by the Trustee.

        CLASS B-2 INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and the Class B-2 Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through Rate on the related Class Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date and (b) any Class B-2 Unpaid Interest Shortfall for such Distribution Date.

        CLASS B-2 INTEREST SHORTFALL: As to any Distribution Date and the Class of Class B-2 Certificates, the amount equal to (a) the Class B-2 Interest Formula Distribution Amount for such Distribution Date, less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

        CLASS B-2 PASS-THROUGH RATE: As to any Distribution Date to and including the December 2007 Distribution Date, the per annum rate equal to the lesser of (i) 4.25% and (ii) the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net Mortgage Rate for the Mortgage Loans.

        CLASS B-2 UNPAID INTEREST SHORTFALL: As to any Distribution Date and the Class B-2 Certificates, the amount of the Class B-2 Interest Shortfall for the immediately preceding Distribution Date.

        CLASS B-3 CERTIFICATE: Any one of the Certificates designated as a Class B-3 Certificate substantially in the form set forth in Exhibit D-1 hereto and executed and authenticated by the Trustee.

        CLASS B-3 INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and the Class B-3 Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through
Rate on the related Class Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date and (b) any Class B-3 Unpaid Interest Shortfall for such Distribution Date.

        CLASS B-3 INTEREST SHORTFALL: As to any Distribution Date and the Class of Class B-3 Certificates, the amount equal to (a) the Class B-3 Interest Formula Distribution Amount for such Distribution Date, less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

        CLASS B-3 PASS-THROUGH RATE: As to any Distribution Date to and including the December 2007 Distribution Date, the per annum rate equal to the lesser of (i) 4.25% and (ii) the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net Mortgage Rate for the Mortgage Loans.

        CLASS B-3 UNPAID INTEREST SHORTFALL: As to any Distribution Date and the Class B-3 Certificates, the amount of the Class B-3 Interest Shortfall for the immediately preceding Distribution Date.

        CLASS B-4 CERTIFICATE: Any one of the Certificates designated as a Class B-4 Certificate substantially in the form set forth in Exhibit D-1 hereto and executed and authenticated by the Trustee.

        CLASS B-4 INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and the Class B-4 Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through Rate on the related Class Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date and (b) any Class B-4 Unpaid Interest Shortfall for such Distribution Date.

        CLASS B-4 INTEREST SHORTFALL: As to any Distribution Date and the Class of Class B-4 Certificates, the amount equal to (a) the Class B-4 Interest Formula Distribution Amount for such Distribution Date, less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

        CLASS B-4 PASS-THROUGH RATE: As to any Distribution Date to and including the December 2007 Distribution Date, the per annum rate equal to the lesser of (i) 4.25% and (ii) the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net Mortgage Rate for the Mortgage Loans.

        CLASS B-4 UNPAID INTEREST SHORTFALL: As to any Distribution Date and the Class B-4 Certificates, the amount of the Class B-4 Interest Shortfall for the immediately preceding Distribution Date.

        CLASS B-5 CERTIFICATE: Any one of the Certificates designated as a Class B-5 Certificate substantially in the form set forth in Exhibit D-1 hereto and executed and authenticated by the Trustee.

        CLASS B-5 INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and the Class B-5 Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through Rate on the related Class Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date and (b) any Class B-5 Unpaid Interest Shortfall for such Distribution Date.

        CLASS B-5 INTEREST SHORTFALL: As to any Distribution Date and the Class of Class B-5 Certificates, the amount equal to (a) the Class B-5 Interest Formula Distribution Amount for such Distribution Date, less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

        CLASS B-5 PASS-THROUGH RATE: As to any Distribution Date to and including the December 2007 Distribution Date, the per annum rate equal to the lesser of (i) 4.25% and (ii) the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net Mortgage Rate for the Mortgage Loans.

        CLASS B-5 UNPAID INTEREST SHORTFALL: As to any Distribution Date and the Class B-5 Certificates, the amount of the Class B-5 Interest Shortfall for the immediately preceding Distribution Date.

        CLASS B-6 CERTIFICATE: Any one of the Certificates designated as a Class B-6 Certificate substantially in the form set forth in Exhibit D-1 hereto and executed and authenticated by the Trustee.

        CLASS B-6 INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and the Class B-6 Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through Rate on the related Class Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date and (b) any Class B-6 Unpaid Interest Shortfall for such Distribution Date.

        CLASS B-6 INTEREST SHORTFALL: As to any Distribution Date and the Class of Class B-6 Certificates, the amount equal to (a) the Class B-6 Interest Formula Distribution Amount for such Distribution Date, less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

        CLASS B-6 PASS-THROUGH RATE: As to any Distribution Date to and including the December 2007 Distribution Date, the per annum rate equal to the lesser of (i) 4.25% and (ii) the Weighted Average Net Mortgage Rate for the Mortgage Loans. As to any Distribution Date after the December 2007 Distribution Date, the Weighted Average Net
Mortgage Rate for the Mortgage Loans.

        CLASS B-6 UNPAID INTEREST SHORTFALL: As to any Distribution Date and the Class B-6 Certificates, the amount of the Class B-6 Interest Shortfall for the immediately preceding Distribution Date.

        CLASS PREPAYMENT DISTRIBUTION TRIGGER: With respect to a Class of Subordinate Certificates and any Distribution Date, the Class Prepayment Distribution Trigger is satisfied if either (i) the fraction (expressed as a percentage), the numerator of which is the aggregate Certificate Principal Balance of such Class and each Class subordinate to it, if any, and the denominator of which is the Scheduled Principal Balance, with respect to that Distribution Date, equals or exceeds such percentage calculated as of the date of issuance of the Certificates, or (ii) that class of Subordinate Certificates is the only Class of such Subordinate Certificates then outstanding.

        CLASS PRINCIPAL BALANCE: With respect to the each Class of Certificates other than the Class A-X Certificates, at any time, the Initial Class Principal Balance set forth in Section 2.05(c) hereof, reduced (but not below $0) by the sum of all amounts previously distributed to such Class of Certificateholders on account of principal pursuant to Section 6.01.

        CLOSING DATE:  February 27, 2003.

        CODE:  The Internal Revenue Code of 1986, as amended.

        COLLECTION ACCOUNT: The account created and maintained pursuant to
Section 5.05.

        COMPENSATING INTEREST: With respect to any Distribution Date, the lesser of: (1) the aggregate of the Prepayment Interest Shortfalls with respect to voluntary prepayments in full on Mortgage Loans for the related Distribution Date and (2) the aggregate Servicing Fees due to the Servicer for such Distribution Date.

        CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its corporate business with respect to this Agreement shall be administered, which office at the date of execution of this instrument is located at 9062 Old Annapolis Road, Columbia, Maryland 21045,
Attention: Corporate Trust Services, MSDWCC 2003-HYB1 and, for Certificate transfer purposes, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, MSDWCC 2003-HYB1.

        CROSS-OVER DATE: The Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates has been reduced to zero.

        CURTAILMENTS: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in full.

        CUT-OFF DATE: With respect to each Mortgage Loan acquired by the Trust on the Closing Date, February 1, 2003. With respect to each Subsequent Mortgage Loan, the related Subsequent Cut-off Date.

        DEBT SERVICE REDUCTION: A reduction in the amount of the monthly payment due on a Mortgage Loan as established by a bankruptcy court in a bankruptcy of the related borrower.

        DEFICIENT VALUATION: The difference between the Outstanding Principal Balance of a Mortgage Loan and a reduced secured debt as a result of a bankruptcy court establishing the value of the Mortgaged Property at an amount less than the then Outstanding Principal Balance of the Mortgage Loan in connection with a bankruptcy of the related borrower.

        DEFINITIVE CERTIFICATES: As defined in Section 4.02(l).

        DELETED MORTGAGE LOAN:  As defined in Section 3.03.

        DELINQUENT: As used herein, a Mortgage Loan is considered to be Delinquent when a payment due on any scheduled Due Date remains unpaid as of the close of business on the next following monthly scheduled Due Date.

        DEPOSITOR: Morgan Stanley Dean Witter Capital I Inc., a Delaware corporation, or its successor in interest or any successor under this Agreement appointed as herein provided.

        DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

        DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        DETERMINATION DATE: With respect to any Distribution Date, the third Business Day immediately preceding such Distribution Date.

        DISCOUNT MORTGAGE LOAN: Any Mortgage Loan having an initial Net Mortgage Rate less than 4.25%.

        DISQUALIFIED ORGANIZATION:  As defined in Section 4.02(i).

        DISTRIBUTION ACCOUNT: The account created and maintained pursuant to
Section 6.01(a).

        DISTRIBUTION DATE: The 25th day of any month, or if such 25th day is not a Business Day, the first Business Day immediately following, beginning with the First Distribution Date.

        DUE DATE: As to any Distribution Date, the first day of the month of such Distribution Date, which is the day on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

        DUE PERIOD: With respect to any Distribution Date, the period commencing on the second preceding Determination Date and ending on the day preceding the immediately preceding Determination Date (except that for purposes of calculating Curtailments, the Due Period will be the preceding calendar month).

        EFFECTIVE LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the outstanding principal amount of the related Mortgage Loan at the time of origination thereof, less the amount of the Original Additional Collateral Requirement, if any, and the denominator of which is the Appraised Value of the related Mortgaged Property at such time or, in the case of a Mortgage Loan financing the acquisition of the Mortgaged Property, the sales price of the Mortgaged Property, if such sales price is less than such Appraised Value.

        ELIGIBLE ACCOUNT: An account that is (i) maintained with a federal or state chartered depository institution the short-term unsecured debt obligations of which have been rated by each Rating Agency in its highest short-term rating category at the time of the deposit therein, or (ii) a trust account maintained with the corporate trust department of a depository institution, which institution is acting in its fiduciary capacity, or (iii) an account or accounts the deposits in which are fully insured by the FDIC, or
(iv) maintained with Wells Fargo Bank Minnesota, National Association so long as its short-term unsecured debt obligations have been rated "P-1" by Moody's and "A-1" by Standard & Poor's at the time of the deposit therein, or (v) otherwise acceptable to each Rating Agency without reduction or withdrawal of each rating of each Class of Certificates, as evidenced by a letter from each Rating Agency.

               ELIGIBLE INVESTMENTS:  One or more of the following:

               (a) obligations of, or guaranteed as to principal and interest by, the United States or obligations of any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (b) repurchase agreements (including those in which the purchased securities are held by a third-party custodian) on obligations specified in clause (a) maturing not later than the day prior to the Distribution Date on which such amounts are to be distributed, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories and the short-term debt obligations of the party agreeing to repurchase shall be rated "P-1" by Moody's and "A-1+" by Standard & Poor's;

               (c) certificates of deposit, time deposits, demand deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest rating categories and the short-term obligations of such depository institution or trust company shall be rated "P-1" by Moody's and "A-1+" by Standard & Poor's;

               (d) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Moody's and Standard & Poor's in its highest short-term rating (which is "P-1" in the case of Moody's and "A-1+" in the case of Standard & Poor's); provided that such commercial paper shall mature no later than the day prior to the Distribution Date on which such amounts are to be distributed;

               (e) money market funds with the highest long-term rating assigned by the Rating Agencies (including any funds for which the Trustee or any of its affiliates acts as an advisor or manager); and

               (f) other obligations or securities that are "permitted investments" within the meaning of Section 860(G)(a)(5) of the Code, based upon an Opinion of Counsel delivered to the Trustee and acceptable to each Rating Agency as an Eligible Investment hereunder and will not result in a reduction or withdrawal of the then current rating of each Class of Certificates, as evidenced by a letter to such effect from each Rating Agency;

        provided that, except in the case of U.S. Treasury STRIPS, no instrument shall be an Eligible Investment if such instrument evidences either
(a) a right to receive only interest payments with respect to the obligation underlying such instrument, or (b) a right to receive both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        ESCROW ACCOUNTS:  The accounts established pursuant to Section 5.03.

        ESCROW PAYMENT: Any payment received by the Servicer for the account of any Mortgagor for application toward the payment of taxes, insurance premiums, assessments and similar items in respect of the related Mortgaged Property.

        EVENT OF DEFAULT:  Any event of default described in Section 8.01.

        EXCESS CASH FLOW:  As defined in Section 6.01(d)(iii).

        EXCESS LOSS: A Deficient Valuation, Fraud Loss or Special Hazard Loss or any part of those amounts, occurring after the Bankruptcy Loss Coverage Amount, Fraud Loss Coverage Amount or Special Hazard Loss Coverage Amount, respectively, has been reduced to zero.

        FANNIE MAE: Fannie Mae (formerly the Federal National Mortgage Association) or any successor organization.

        FDIC: The Federal Deposit Insurance Corporation or any successor organization.

        FIRST DISTRIBUTION DATE: March 25, 2003.

        FINAL RECOVERY DETERMINATION: With respect to any defaulted Mortgage Loan, the determination made by the Servicer in accordance with this Agreement that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

        FINAL SCHEDULED DISTRIBUTION DATE:  March 25, 2033

        FLEX SOURCE(TM) LOAN: A Mortgage Loan which is secured by additional collateral in the form of a security interest in marketable securities having a market value, as of the date of such loan's origination, at least equal to the Original Additional Collateral Requirement.

        FLEX SOURCE(TM) PLEDGE AGREEMENT: With respect to each Flex Source(TM) Loan, the related pledge and security agreement between the Mortgagor under such Flex Source(TM) Loan and the Mortgage Loan Seller, pursuant to which such Mortgagor or pledgor granted a security interest in various investment securities.

        FRAUD LOSS: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

        FRAUD LOSS COVERAGE AMOUNT: The approximate amount set forth in the following table for the indicated period:

Period                                           Fraud Loss
Initial......................................    $4,591,388

March 2003 through February 2005.............    the lesser of (i) 2% of the current Pool
                                                 Balance and (ii) the Fraud Loss Coverage
                                                 Amount as of the preceding anniversary of the
                                                 Cut-off Date over the cumulative amount of
                                                 Fraud Losses incurred since the preceding
                                                 anniversary

March 2005 through February 2008.............    the lesser of (i) 1% of the current Pool
                                                 Balance and (ii) the Fraud Loss Coverage
                                                 Amount as of the preceding anniversary of the
                                                 Cut-off Date over the cumulative amount of
                                                 Fraud Losses incurred since the preceding
                                                 anniversary

After the earlier to occur of March 2008
    and the Cross-Over Date..................    $0


        FREDDIE MAC: Freddie Mac (formerly the Federal Home Loan Mortgage Corporation) or any successor organization.

        HYBRID LOANS: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit A (including Subsequent Mortgage Loans).

        INDEPENDENT: Of or relating to a Person which (i) is in fact independent of the Depositor, the Mortgage Loan Seller and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Mortgage Loan Seller and the Servicer if different from the Depositor or an Affiliate thereof and (iii) is not connected with the Depositor, the Mortgage Loan Seller or the Servicer as an officer, employee, director or person performing similar functions.

        INDEX: As to each Mortgage Loan, the London inter-bank offered rate for six-month U.S. dollar deposits (the "Six-Month LIBOR Index"), as defined in such Mortgage Note.

        INITIAL CLASS PRINCIPAL BALANCE: For any Class of Certificates other than the Class A-X Certificates, the amount set forth for such Class of Certificates in Section 2.05(c) hereof.

        INITIAL MORTGAGE LOANS: The Mortgage Loans listed in the Mortgage Loan Schedule as of the Closing Date.

        INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan, net of costs of collecting such proceeds.

        INTEREST ACCRUAL PERIOD: As to any Distribution Date, Class of Certificates and corresponding Subsidiary REMIC Regular Interest, the period from and including the first day of the calendar month immediately preceding the month in which such Distribution Date occurs, commencing February 1, 2003, to and including the last day of that month, on the basis of a 360-day year consisting of twelve 30-day months.

        INTEREST DISTRIBUTION AMOUNT:  As defined in Section 6.01(d)(i).

        LATE COLLECTIONS: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, condemnation awards, Insurance Proceeds, or with respect to a disposition of a Mortgaged Property which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, any of which represent late payments or collections of Monthly Payments that were due but delinquent for a previous Due Date and not previously recovered and with respect to which delinquent Monthly Payments a Monthly Advance has been made by the Servicer.

        LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan as to which the related Mortgaged Property has been acquired, liquidated or disposed of and with respect to which the Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan or REO Property have been recovered.

        LIQUIDATION EXPENSES: Expenses which are incurred by the Servicer or any Sub-Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof, including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 5.05 respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

        LIQUIDATION PROCEEDS: Cash (including Insurance Proceeds) received by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or Mortgaged Property acquired in respect thereof, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan other than amounts required to be paid to the Mortgagor pursuant to law or the terms of the applicable Mortgage Note plus, with respect to a defaulted Mortgage Loan that is also an Additional Collateral Mortgage Loan, the amount realized on the related Additional Collateral with respect to such Mortgage Loan in accordance with
Section 5.05.

        LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the outstanding principal amount of the related Mortgage Loan at the time of origination and the denominator of which is the Appraised Value of the related Mortgaged Property at origination or at such time as an Appraised Value shall have been determined or, in the case of a Mortgage Loan financing the acquisition of the Mortgaged Property, the sales price of the Mortgaged Property, if such sales price is less than such Appraised Value.

        MARGIN: With respect to each Mortgage Loan, the number of basis points which are added to or subtracted from the Index when calculating the Mortgage Rate for the related Mortgage Note.

        MASTER REMIC:  As described in Section 2.05.

        MAXIMUM MORTGAGE RATE: With respect to each Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note.

        MONTHLY ADVANCE: The aggregate of the advances made by the Servicer with respect to a particular Distribution Date pursuant to Section 6.03.

        MONTHLY PAYMENT: The minimum required monthly payment of principal and interest due on a Mortgage Loan as specified in the Mortgage Note for any month (before any adjustment to such scheduled amount by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period). Monthly Payments shall be deemed due on an Outstanding Mortgage Loan until such time as it becomes a Liquidated Mortgage Loan.

        MOODY'S:  Moody's Investors Service, Inc. or its successor in interest.

        MORTGAGE: The mortgage, deed of trust or other instrument creating a first lien or a first priority ownership interest in an estate in fee simple in real property (or a leasehold that extends at least five years beyond the maturity of the related Mortgage Loan) securing a Mortgage Note.

        MORTGAGE FILE: The items referred to in Exhibit B annexed hereto pertaining to a particular Mortgage Loan.

        MORTGAGE LOAN: Each of the mortgage loans and all rights with respect thereto, evidenced by a Mortgage and a Mortgage Note plus, in the case of an Additional Collateral Mortgage Loan, including any and all guarantees related thereto, the Flex Source(TM) Pledge Agreement, sold and assigned by the Depositor in trust to the Trustee and which is the subject of this Agreement and included in the Trust Fund. The Mortgage Loans originally sold and subject to this Agreement are identified on the Mortgage Loan Schedule. The term "Mortgage Loan" includes each Subsequent Mortgage Loan as of the Subsequent Transfer Date applicable thereto.

        MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement, dated as of February 1, 2003, among the Mortgage Loan Seller and the Depositor attached hereto as Exhibit P.

        MORTGAGE LOAN SCHEDULE: The schedules of Mortgage Loans attached hereto as Exhibit A, setting forth the following information as to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type of the Mortgaged Property; (iv) the original number of months to maturity and the number of months remaining to maturity from the Cut-off Date;
(v) the Appraised Value of the Mortgaged Property as set forth in an appraisal which was delivered at the time of the origination of the Mortgage Loan, or, in the event the Mortgage Loan was made in connection with the acquisition of the Mortgaged Property by the Mortgagor, the lesser of such Appraised Value and the purchase price of the Mortgaged Property actually paid by the Mortgagor at the time of the origination of the Mortgage Loan; (vi) the original Loan-to-Value Ratio; (vii) the current Mortgage Rate; (viii) the current Margin; (ix) the amount of the current Monthly Payment; (x) the next Adjustment Date; (xi) the original Principal Balance of the Mortgage Loan;
(xii) the Servicing Fee Rate, both before and after the first Adjustment Date;
(xiii) whether or not the Mortgage Loan is a Flex Source(TM) Loan; (xiv) the amount of Additional Collateral and the Original Additional Collateral Requirement, if any; and (xv) the Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date. The Mortgage Loan Schedule shall include each Schedule of Subsequent Mortgage Loans delivered on a Subsequent Transfer Date.

        MORTGAGE LOAN SELLER: Morgan Stanley Dean Witter Credit Corporation, a Delaware corporation, and its successors and assigns.

        MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

        MORTGAGE POOL:  The pool of Mortgage Loans held in the Trust Fund.

        MORTGAGE RATE: With respect to each Mortgage Loan, the per annum rate of interest for the applicable period borne by the Mortgage Loan, as determined pursuant to the Mortgage Note.

        MORTGAGED PROPERTY:  The property subject to a Mortgage.

        MORTGAGOR:  The obligor on a Mortgage Note.

        MSDWCC:  Morgan Stanley Dean Witter Credit Corporation.

        NET INTEREST SHORTFALL: With respect to any Distribution Date, the sum of (i) the Net Prepayment Interest Shortfall, if any, for such Distribution Date and (ii) the Relief Act Reduction, if any, for such Distribution Date.

        NET LIQUIDATION PROCEEDS: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

        NET MORTGAGE RATE: As to any day and Mortgage Loan, its Mortgage Rate less the Servicing Fee Rate.

        NET PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date, the aggregate of the Prepayment Interest Shortfalls incurred on the Mortgage Loans in the related Due Period that were not made up by the application of the Servicing Fees collected by the Servicer in respect of such related Due Period pursuant to Section 6.03(c).

        NON-DISCOUNT MORTGAGE LOAN: Any Mortgage Loan having a Net Mortgage Rate in excess of 4.25%.

        NON-EXCESS REALIZED LOSS: Any Realized Loss other than an Excess Loss.

        NONRECOVERABLE ADVANCE: Any advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer pursuant to Section 6.03 which, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from Late Collections, Liquidation Proceeds or otherwise. The determination by the Servicer that it has made, or would be making, a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer of the Servicer delivered to the Trustee, the Mortgage Loan Seller and the Depositor and detailing the reasons for such determination.

        NON-U.S. PERSON: A Person other than a citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership (or any other entity treated as a corporation or partnership for federal income tax purposes) for federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia or an estate that is subject to U.S. federal income tax (regardless of the source of its income) or a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more United States trustees have authority to control all substantial decisions of trust.

        NOTIONAL AMOUNT: With respect to the Class A-X Certificates and each Distribution Date to and including the Distribution Date in December 2007, the Notional Amount of the Class A-X Certificates will be equal to the product of
(a) each Non-Discount Mortgage Loan multiplied by (b) a fraction, the numerator of which is equal to (1) the weighted average of the Net Mortgage Rates of the Non-Discount Mortgage Loans minus (2) 4.25%, and the denominator of which is equal to 4.25%. The Class A-X Notional Amount as of the Closing Date is $5,340,377. Commencing with the January 2008 Distribution Date, the Notional Amount of the Class A-X Certificates will be zero. For federal income tax purposes, the Notional Amount of the Class A-X Certificates for any Distribution Date to and including the December 2007 Distribution Date is an amount equal to the aggregate Stated Principal Balance of the Mortgage Loans as of the related Due Date, plus the amount on deposit in the Pre-Funding Account.

        OFFICERS' CERTIFICATE: A certificate signed by any one of the Chairmen of the Board, Vice Chairman of the Board, the President, a Senior Vice President, a Vice President, an Assistant Vice President, the Treasurer, an Assistant Treasurer, the Secretary, an Assistant Secretary or any other duly authorized officer of the Depositor, the Servicer or the Mortgage Loan Seller, as the case may be, and delivered to the Trustee.

        OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Depositor, the Servicer or the Mortgage Loan Seller and who is reasonably acceptable to the Trustee; provided, however that the Trustee shall receive an opinion of Independent counsel with respect to any opinion submitted regarding the REMIC elections of the Trust Fund or compliance with any of the REMIC Provisions.

        ORIGINAL ADDITIONAL COLLATERAL REQUIREMENT: With respect to any Additional Collateral Mortgage Loan, an amount equal to the Additional Collateral required by MSDWCC at the time of the origination of such Additional Collateral Mortgage Loan in order to achieve an Effective Loan-to-Value Ratio for such Additional Collateral Mortgage Loan, generally equal to seventy percent (70%).

        ORIGINAL POOL PRINCIPAL BALANCE: The Stated Principal Balance of the Mortgage Loans as of February 1, 2003 plus the Pre-Funded Amount.

        ORIGINAL SUBORDINATE PRINCIPAL BALANCE: The aggregate Certificate Principal Balances of the Subordinate Certificates as of the date of issuance thereof.

        ORIGINATE or ORIGINATION: When used with respect to a Mortgage Loan (whether or not used as a capitalized term), the closing and funding of such Mortgage Loan.

        OUTSTANDING MORTGAGE LOAN: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not repurchased or substituted under Sections 2.01, 2.02, 3.01 or
3.02 or the Mortgage Loan Purchase Agreement prior to such Due Date.

        PASS-THROUGH RATE: With respect to each Class of Certificates, the Pass-Through Rate related thereto, and, with respect to the corresponding Subsidiary REMIC Regular Interests, the Interest Rate therefor specified in
Section 2.05.

        PASS-THROUGH SHORTFALL CARRY-FORWARD AMOUNT: As to any Distribution Date from the July 2007 Distribution Date to and including the Distribution Date in December 2007 on which the Pass-Through Rate of any Class of Class A Certificates is calculated based solely on the Weighted Average Net Mortgage Rate for the Mortgage Loans, the excess of:

        (1) the excess, if any, of the related Accrued Certificate Interest calculated without regard to the Weighted Average Net Mortgage Rate, over the related Accrued Certificate Interest for that Distribution Date; and

        (2) any Pass-Through Shortfall remaining unpaid from prior Distribution Dates and not previously reimbursed from amounts withdrawn from the Reserve Fund.

        PERCENTAGE INTEREST: As to any Class of Certificates other than the Class A-R Certificates, the percentage interest evidenced thereby in distributions required to be made hereunder, such percentage interest being equal to the percentage obtained by dividing the denomination of such Certificate by the aggregate of the denominations of all the Certificates of such Class; and as to the Class A-R Certificates, the Percentage Interest specified on the face thereof.

        PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, entity or government or any agency or political subdivision thereof.

        PRE-FUNDED AMOUNT: With respect to any date, the amount on deposit in the Pre-Funding Account, exclusive of any Pre-Funding Earnings or Capitalized Interest therein.

        PRE-FUNDING ACCOUNT: The trust account created and maintained by the Trustee pursuant to Section 5.16. The Pre-Funding Account shall be an Eligible Account.

        PRE-FUNDING DISTRIBUTION DATE: Each Distribution Date occurring during the Pre-Funding Period, and the Distribution Date occurring in the month (i) following the month in which the Pre-Funding Period ends, if such period ends on or after the Distribution Date in such month or (ii) in which the Pre-Funding Period ends, if such period ends prior to the Distribution Date in such month.

        PRE-FUNDING EARNINGS: As to any Pre-Funding Distribution Date, the amount of actual net investment earnings realized or accrued, if applicable, on amounts on deposit in the Pre-Funding Account during the period beginning on the Distribution Date in the month preceding such Pre-Funding Distribution Date (or in the case of the first Pre-Funding Distribution Date, beginning on the Closing Date) and ending on the Business Day before such Pre-Funding Distribution Date.

        PRE-FUNDING PERIOD: The period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the aggregate amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000 and (ii) May 28, 2003.

        PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Due Period (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Sections 2.01, 2.02, 3.01 or 10.01 hereof), the amount by which interest paid by the Mortgagor in connection with such Principal Prepayment of such Mortgage Loan is less than 30 days' interest at the related Mortgage Rate on the amount paid.

        PREPAYMENT PERIOD: With respect to any voluntary prepayment of a Mortgage Loan and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) made by a Mortgagor which is received in advance of its scheduled Due Date, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

        PUBLIC SUBORDINATE CERTIFICATES: The Class B-1, Class B-2 and Class B-3 Certificates.

        PURCHASE PRICE: With respect to any Mortgage Loan required to be purchased on any date pursuant to Sections 2.01, 2.02, 3.01 or 3.02 or the Mortgage Loan Purchase Agreement, an amount equal to the sum of (a) 100% of the Stated Principal Balance thereof plus any unreimbursed Monthly Advances or Servicing Advances with respect thereto and (b) unpaid accrued interest at the Mortgage Rate thereon from the Due Date to which interest was last paid by the Mortgagor through the end of the related Due Period.

        RATING AGENCY: Standard & Poor's and Moody's. References herein to the highest long-term debt rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's, and references to the second highest long-term rating category of a Rating Agency shall mean "AA" in the case of Standard & Poor's and "Aa1", "Aa2" or "Aa3" in the case of Moody's.

        REALIZED LOSS: As to any Liquidated Mortgage Loan, the unpaid principal balance of that Mortgage Loan plus accrued and unpaid interest on that principal balance at the Net Mortgage Rate through the last day of the month of liquidation, less the net proceeds from the liquidation of, and any insurance proceeds from, the Mortgage Loan and the related Mortgaged Property; and as to any Mortgage Loan, a Deficient Valuation.

        RECORD DATE: As to each Distribution Date, the last day of the Calendar Month immediately preceding such Distribution Date.

        RELIEF ACT: means the Soldier's and Sailors' Civil Relief Act of 1940, as amended, or any comparable state statute (including the comparable provisions under the California Military and Veterans Code), each as amended.

        RELIEF ACT REDUCTION: With respect to any Distribution Date, the aggregate amount of reductions, if any, in the amount of interest due on the Mortgage Loans on the related Due Date on account of the Relief Act.

        REMIC: A "real estate mortgage investment conduit," as such term is defined in the Code.

        REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of

Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.



        REO PROCEEDS: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the custodial account only upon the related disposition.

        REO PROPERTY: A Mortgaged Property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

        REPURCHASE PROCEEDS: All proceeds of any Mortgage Loan or property acquired in respect thereof repurchased by the Mortgage Loan Seller or MSDWCC pursuant to Sections 2.01, 2.02, 3.01, 3.02 or 10.01, as applicable or the Mortgage Loan Purchase Agreement.

        REQUEST FOR RELEASE: A Request for Release substantially in the form of Exhibit S attached hereto signed by a Servicing Officer (or in a mutually agreeable electronic format that, in lieu of a signature on its face, originates from a Servicing Officer).

        RESERVE FUND: The account created and initially maintained by the Trustee pursuant to Section 6.04. Amounts on deposit in the Reserve Fund shall be held in trust for the Class A Certificateholders for the uses and purposes set forth in this Agreement.

        RESERVE FUND DEPOSIT: On the Closing Date, $10,000. As to any Distribution Date from and including the Distribution Date in June 2007 to and including the Distribution Date in December 2007, the portion of Available Funds payable into the Reserve Fund pursuant to Section 6.01(d)(ii). As to any Distribution Date after the Distribution Date in December 2007, the amount of the Reserve Fund Deposit shall be zero.

        RESPONSIBLE OFFICER: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter related to this Agreement, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        SCHEDULE OF SUBSEQUENT MORTGAGE LOANS: The schedule attached to each Subsequent Transfer Agreement listing the Subsequent Mortgage Loans being conveyed to the Trustee on behalf of the Trust Fund pursuant thereto. Each such schedule shall include the same categories of information set forth in the definition of the Mortgage Loan Schedule substituting, where appropriate, information as of the applicable Subsequent Cut-off Date rather than the Cut-off Date.

        SCHEDULED PAYMENTS: For any Distribution Date, the amount referred to in clauses (1) through (4) of the definition of Senior Optimal Principal Amount, without giving effect to the application of the Senior Percentage thereon.

        SCHEDULED PRINCIPAL BALANCE: As to any Mortgage Loan and any Distribution Date, the unpaid principal balance of such Mortgage Loan as of that Due Date in the month preceding the month in which that Distribution Date occurs, as specified in the amortization schedule at the time relating to that Mortgage Loan (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial principal prepayments and liquidation proceeds and insurance proceeds allocable to principal received during the Prepayment Period for the immediately preceding Distribution Date and to the payment of principal due on that due date and irrespective of any delinquency in payment by the related borrower.

        SENIOR CERTIFICATES: Any of the Class A, Class A-X and Class A-R Certificates.

        SENIOR FINAL DISTRIBUTION DATE: The Distribution Date on which the respective Certificate Principal Balances of the Senior Certificates (other than the Class A-X Certificates) have each been reduced to zero.

        SENIOR OPTIMAL PRINCIPAL AMOUNT: For any Distribution Date, the sum of:

        (1) the Senior Percentage of all scheduled monthly payments of principal due on each Mortgage Loan on the related Due Date without giving effect to any Deficient Valuation or Debt Service Reduction that occurred prior to the reduction of the Bankruptcy Loss Coverage Amount to zero;

        (2) the Senior Percentage of the principal portion of the Purchase Price of each Mortgage Loan that was repurchased by the Mortgage Loan Seller or another person as of that Distribution Date;

        (3) the Senior Percentage of any Substitution Adjustment Amounts in respect of a Mortgage Loan received with respect to that Distribution Date;

        (4) the Senior Percentage of the amount of net insurance proceeds or net liquidation proceeds allocable to principal and interest received in the prior calendar month with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan;

        (5) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the prior calendar month, the lesser of:

        (a) the Senior Percentage of the Scheduled Principal Balance of that Mortgage Loan; and

        (b) either (A) the Senior Prepayment Percentage or (B) if an Excess Loss was sustained with respect to any Liquidated Mortgage Loan during the preceding calendar month, the Senior Percentage, of the amount of the net insurance proceeds or net liquidation proceeds allocable to principal received with respect to that Mortgage Loan during the prior calendar month; and

        (6)   the Senior Prepayment Percentage of:

        (a) principal prepayments in full in respect of a Mortgage Loan received during the related Prepayment Period; and

        (b) partial principal prepayments in respect of a Mortgage Loan applied during the related Prepayment Period;

provided, however, that if a Deficient Valuation or Debt Service Reduction is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan after the Bankruptcy Loss Coverage Amount has been reduced to zero, the Senior Optimal Principal Amount will be reduced on the related Distribution Date by the Senior Percentage of the principal portion of such Deficient Valuation or Debt Service Reduction.

        SENIOR PERCENTAGE: With respect to any Distribution Date, the lesser of 100% and the percentage obtained by dividing the aggregate Certificate Principal Balances of all the Senior Certificates (other than the Class A-X Certificates) immediately preceding that Distribution Date by the principal balance of the Mortgage Loans immediately preceding that Distribution Date. The initial Senior Percentage is 96.95%.

        SENIOR PREPAYMENT PERCENTAGE: With respect to any Distribution Date, the percentage (not exceeding 100%) set forth in the following table:

DISTRIBUTION DATE OCCURRING                     SENIOR PREPAYMENT PERCENTAGE

March 2003 through February 2010                100%

March 2010 through February 2011                Senior Percentage plus 70% of
                                                the Subordinate Percentage

March 2011 through February 2012                Senior Percentage plus 60% of
                                                the Subordinate Percentage

March 2012 through February 2013                Senior Percentage plus 40% of
                                                the Subordinate Percentage

March 2013 through February 2014                Senior Percentage plus 20% of
                                                the Subordinate Percentage

after February 2014                             Senior Percentage

        There are important exceptions to the calculations of the Senior Prepayment Percentage described in the above paragraph. On any Distribution Date, (i) if the Senior Percentage for that Distribution Date exceeds the initial Senior Percentage as of the Closing Date, then the Senior Prepayment Percentage for that Distribution Date will equal 100%, (ii) if on or before the Distribution Date in February 2006, the Subordinate Percentage for that Distribution Date is greater than or equal to twice that percentage as of the Closing Date, then the Senior Prepayment

Percentage for that Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage for that Distribution Date, and (iii) if after the Distribution Date in February 2006, the Subordinate Percentage for that Distribution Date is greater than or equal to twice that percentage as of the Closing Date, then the Senior Prepayment Percentage for that Distribution Date will equal the Senior Percentage.

        The reductions in the Senior Prepayment Percentage described above will not occur, unless, as of the last day of the month preceding the Distribution Date:

               (1) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the trust) does not exceed 50% of the aggregate Certificate Principal Balances of the Subordinate Certificates as of that date; and

               (2)   cumulative Realized Losses do not exceed:

                     (a)   30% of the Original Subordinate Principal
               Balance if such Distribution Date occurs between and including March 2010 and February 2011;

                     (b)   35% of the Original Subordinate Principal
               Balance if such Distribution Date occurs between and including March 2011 and February 2012;

                     (c)   40% of the Original Subordinate Principal
               Balance if such Distribution Date occurs between and including March 2012 and August 2013;

                     (d)   45% of the Original Subordinate Principal
               Balance if such Distribution Date occurs between and including March 2013 and February 2014; and

                     (e)   50% of the Original Subordinate Principal
               Balance if such Distribution Date occurs after February 2014.

        Additionally, the reductions in the Senior Prepayment Percentage described in clause (ii) and (iii) in the paragraph immediately following the table above will not occur, unless, as of the last day of the month preceding the Distribution Date:

               (1) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the trust) does not exceed 50% of the aggregate Certificate Principal Balances of the Subordinate Certificates as of that date; and

               (2)   cumulative Realized Losses do not exceed:

                     (a) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs on or before the Distribution Date in February 2006; and

                     (b)   30% of the Original Subordinate Principal
               Balance if such Distribution Date occurs after the Distribution Date in February 2006.

        SERVICER: Morgan Stanley Dean Witter Credit Corporation, a Delaware corporation, or its successor in interest or any successor under this Agreement as herein provided.

        SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (iv) ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and (v) compliance with the Servicer's obligations to maintain standard hazard insurance coverage on the Mortgaged Property, including deductible amounts on such coverage.

        SERVICING FEE: With respect to each Mortgage Loan, the amount of the monthly fee paid for the servicing of such Mortgage Loan, equal to 1/12 of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan. The right to receive the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payments collected by the Servicer.

        SERVICING FEE RATE: With respect to Mortgage Loan and as of any date of determination, the per annum percentage specified on the Mortgage Loan Schedule.

        SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

        SERVICING TRANSFER COSTS: All reasonable costs and expenses incurred by the Trustee or other successor Servicer in connection with the transfer of servicing from a predecessor Servicer, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee or other successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or other successor Servicer to assume the servicing of the Mortgage Loans properly and effectively.

        SPECIAL HAZARD LOSS: A Realized Loss, as reported by the Servicer, attributable to damage or a direct physical loss suffered by a Mortgaged Property-including any Realized Loss due to the presence or suspected presence of hazardous wastes or substances on a Mortgaged Property-other than any such damage or loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of the Mortgaged Property pursuant to Section 5.10 hereof or any loss due to normal wear and tear or certain other causes.

        SPECIAL HAZARD LOSS COVERAGE AMOUNT: $4,000,000 less, on each Distribution Date, the greater of (1) the aggregate amount of Special Hazard Losses incurred since the Closing Date and (2) the Adjustment Amount. As of any Distribution Date on or after the Cross-Over Date, the Special Hazard Loss Coverage Amount will be zero.

        STANDARD & POOR'S: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        STATED PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the principal balance of the Mortgage Loan as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Servicer as recoveries of principal in accordance with Section 5.12 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 6.01 on any previous Distribution Date.

        SUBORDINATE CERTIFICATE WRITEDOWN AMOUNT: As of any Distribution Date, the amount by which:

        (i) the sum of the Certificate Principal Balances of the Certificates, after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Certificate Principal Balances of such Certificates on that Distribution Date, exceeds

        (ii) the Pool Balance less any Deficient Valuations occurring before the Bankruptcy Loss Coverage Amount has been reduced to zero.

        SUBORDINATE CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

        SUBORDINATE OPTIMAL PRINCIPAL AMOUNT: For any Distribution Date, the sum of:

        (1) the Subordinate Percentage of the sum of all scheduled monthly payments of principal due on each Mortgage Loan on the related due date without giving effect to any Deficient Valuation or Debt Service Reduction that occurred prior to the reduction of the Bankruptcy Loss Coverage Amount to zero;

        (2) the Subordinate Percentage of the sum of the principal portion of the Purchase Price of each Mortgage Loan that was repurchased by the Mortgage Loan Seller or another person as of that Distribution Date;

        (3) the Subordinate Percentage of any Substitution Adjustment Amounts in respect of a mortgage loan received with respect to that Distribution Date;

        (4) the Subordinate Percentage of the amount of net insurance proceeds or net liquidation proceeds allocable to principal and interest received in the prior calendar month with respect to a mortgage loan that is not a Liquidated Mortgage Loan;

        (5) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the prior calendar month, the portion of the amount of the net insurance proceeds or net liquidation proceeds allocable to principal received with respect to that Mortgage Loan during the prior calendar month that was not included in clause (5) of the Senior Optimal Principal Amount for that Distribution Date; and

        (6)   the Subordinate Prepayment Percentage of:

        (a) principal prepayments in full in respect of a mortgage loan received during the related Prepayment Period; and

        (b) partial principal prepayments in respect of a mortgage loan applied during the related Prepayment Period;

        provided, however, that if a Deficient Valuation or Debt Service Reduction is sustained with respect to a mortgage loan that is not a Liquidated Mortgage Loan after the Bankruptcy Loss Coverage Amount has been reduced to zero, the Subordinate Optimal Principal Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the principal portion of such Deficient Valuation or Debt Service Reduction.

        SUBORDINATE PERCENTAGE: With respect to any Distribution Date, 100% minus the Senior Percentage . The initial Subordinate Percentage is expected to be approximately 3.05%.

        SUBORDINATE PREPAYMENT PERCENTAGE: With respect to any Distribution Date, 100% minus the Senior Prepayment Percentage, except that on any Distribution Date after the Senior Final Distribution Date, the Subordinate Prepayment Percentage will equal 100%.

        SUBSEQUENT CUT-OFF DATE: As to those Subsequent Mortgage Loans which are transferred and assigned to the Trustee on behalf of the Trust Fund pursuant to a Subsequent Transfer Agreement, the first day of the month in which the related Subsequent Transfer Date occurs.

        SUBSEQUENT MORTGAGE LOANS: The Mortgage Loans sold to the Trust Fund pursuant to Section 2.03 and the related Subsequent Transfer Agreement, which shall be listed on the Schedule of Subsequent Mortgage Loans attached to such Subsequent Transfer Agreement.

        SUBSEQUENT TRANSFER AGREEMENT: Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit K herein, pursuant to which Subsequent Mortgage Loans are sold and assigned to the Trustee.

        SUBSEQUENT TRANSFER DATE: The date specified in each Subsequent Transfer Agreement on which the related Subsequent Mortgage Loans are sold to the Trust Fund.

        SUBSERVICER: Any Person with whom the Servicer enters into a Sub-Servicing Agreement.

        SUBSERVICING AGREEMENT: Any written contract between the Servicer and any Sub-Servicer, relating to servicing or administration of certain Mortgage Loans, in such form as has been approved by the Trustee.

        SUBSIDIARY REMIC:  As described in Section 2.05 hereof.

        SUBSIDIARY REMIC DISTRIBUTION AMOUNT: For any Distribution Date, the aggregate amount of interest and principal payable on the Certificates pursuant to Section 2.05.

        SUBSIDIARY REMIC REGULAR INTERESTS: The interests in Subsidiary REMIC designated as such in Section 2.05.

        TRANSFER: A direct or indirect transfer or other assignment of record or beneficial interest in a Class A-R Certificate.

        TRUST FUND: The trust created by this Agreement, to the extent described herein, and entitled "Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust," the corpus of which consists of (i) the Mortgage Loans (including the Mortgage Files), (ii) such assets as shall from time to time be identified as deposited in the Collection Account, Distribution Account, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Reserve Fund, (iii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, (iv) each standard hazard insurance policy (or replacement therefor), and the proceeds thereof, with respect to the Mortgage Loans (v) all right, title and interest of the Depositor in and to the Mortgage Loan Purchase Agreement and each Flex Source(TM) Pledge Agreement and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. The Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Reserve Fund (including the funds therein) shall not be part of any of the REMICs created by this Agreement.

        TRUSTEE: Wells Fargo Bank Minnesota, National Association, as trustee, or its successor in interest or any successor or co-trustee under this Agreement appointed as herein provided.

        UNPAID PASS-THROUGH CARRYFORWARD AMOUNT: As to any Distribution Date and Class of Class A Certificates, the amount, if any, equal to (a) the aggregate Pass-Through Shortfall Carryforward Amount distributable on such Class of Class A Certificates for such Distribution Date, minus (b) the aggregate Pass-Through Shortfall Carryforward Amount distributed to the related Certificateholders on such Distribution Date.

        UNSCHEDULED PAYMENTS: For any Distribution Date, the amounts referred to in clauses (5) and (6) of the definition of "Senior Optimal Principal Amount," without giving effect to the application of the Senior Percentage or the Senior Prepayment Percentage thereon.

        WEIGHTED AVERAGE NET MORTGAGE RATE: As to any Distribution Date and Mortgage Loan, the product of 1/12 and the weighted average of the Net Mortgage Rates of all Mortgage Loans applicable as of the Due Date of the month preceding the month of such

Distribution Date, weighted on the basis of their outstanding Stated Principal Balances (after giving effect to the Monthly Payments due on or before such Due Date and the principal portion of unscheduled collections received on or before such Due Date) at such time.

        Section 1.02. Interest Calculations. Interest on each Class of Certificates and the corresponding Subsidiary REMIC Regular Interests shall be calculated on the basis of a 360-day year consisting of twelve 30 day months.

                              [End of Article I]

                                  Article II

                   CONVEYANCE OF MORTGAGE LOANS; TRUST FUND

        Section 2.01. Conveyance of Mortgage Loans. The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys in trust to the Trustee (for inclusion in the Trust Fund), without recourse (except as provided herein), all of the Depositor's right, title and interest in and to the Initial Mortgage Loans, including, without limitations, the related Mortgage File and all rights to payment thereunder, including interest and principal, received or receivable by the Depositor with respect to the Initial Mortgage Loans after the Cut-off Date and all interest and principal payments on the Initial Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Initial Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Initial Mortgage Loans, and any security interest thereunder (whether in real or personal property and whether tangible or intangible) in favor of the Depositor, and all reserve accounts, lockbox accounts, escrow accounts and other accounts with respect to the Initial Mortgage Loans and the Depositor's rights under the Mortgage Loan Purchase Agreement.

        In addition to the conveyance of the Initial Mortgage Loans, the Depositor does hereby sell, transfer, convey, assign and set over to the Trustee all of its right, title and interest in that portion of the Trust Fund described in items (ii) through (viii) of the definition thereof.

        In connection with the foregoing conveyance of the Initial Mortgage Loans, on or prior to the Closing Date, the Depositor (or the Mortgage Loan Seller at the direction of the Depositor) shall deliver to, and deposit with, the Trustee the Mortgage File with respect to each Mortgage Loan so assigned.

        By way of clarification, the remainder of this Section applies to Subsequent Mortgage Loans and their related Subsequent Transfer Date as well as the Initial Mortgage Loans and the Closing Date.

        In the event the Mortgage Loan Seller, as directed by the Depositor, cannot deliver any original document so required at the time of the Closing Date (or the Subsequent Transfer Date in the case of the Subsequent Mortgage Loans) by reason of the fact that such document has not been returned by the appropriate public recording office, the Mortgage Loan Seller shall deliver such original document to the Trustee as promptly as possible upon receipt thereof from the appropriate public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Mortgage Loan Seller, as directed by the Depositor, shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage. Upon receipt from the Servicer from time to time of any additional original documents evidencing an assumption or modification of a Mortgage Loan, the Mortgage Loan Seller shall forward or cause to be forwarded to the Trustee such original documents.

        The Mortgage Loan Seller shall cause the Assignments of Mortgage with respect to each Mortgage Loan to be prepared and completed in blank and be delivered to the Trustee no later than the 45th day following the Closing Date. If (a) the short-term senior unsecured debt rating of Morgan Stanley by Standard & Poor's is reduced below "A-1" or (b) the long-term senior unsecured debt obligations of Morgan Stanley Dean Witter & Co. are downgraded below a rating of "A3" by Moody's or "A-" by Standard & Poor's, the Mortgage Loan Seller shall notify the Trustee and cause the Assignments of Mortgage as so completed to be delivered for recording in the appropriate public office for real property records within 60 days of the occurrence of such event, except that the Mortgage Loan Seller need not cause to be recorded any Assignment of Mortgage which relates to a Mortgage Loan in any jurisdiction under the laws of which, the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan. The Trustee shall have no duty to monitor the ratings specified in (a) and (b) above.

        In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Collection Account the portion of such payment that is required to be deposited in the Collection Account pursuant to Section 5.05.

        It is the intention of this Agreement that the conveyance of the Depositor's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan. If the conveyance of the Mortgage Loans from the Mortgage Loan Seller to the Depositor and from the Depositor to the Trustee is characterized as a pledge and not a sale, then the Depositor shall be deemed to have transferred to the Trustee, in addition to the Trust Fund, all of the Depositor's right, title and interest in, to and under the obligation deemed to be secured by said pledge; and it is the intention of this Agreement that the Mortgage Loan Seller and the Depositor shall also be deemed to have granted to the Trustee a first priority security interest in all of the Mortgage Loan Seller's and the Depositor's right, title, and interest in, to, and under the obligation deemed to be secured by said pledge and that the Trustee shall be deemed to be an independent custodian for purposes of perfection of such security interest. If the conveyance of the Mortgage Loans from the Depositor to the Trustee is characterized as a pledge, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Mortgage Loan Seller and the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of Mortgage Loan Seller's and the Depositor's right, title and interest in, to and under the Mortgage Loans, all payments of principal of or interest on such Mortgage Loans, all other rights relating to and payments made in respect of the Trust Fund, and all proceeds of any thereof. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

        Section 2.02. Acceptance by Trustee. The Trustee acknowledges the assignment to it of the documents referred to in clause A(i) of Exhibit B and shall acknowledge in an Initial Certification substantially in the form attached hereto as Exhibit H (with any applicable exceptions noted thereon) that it confirms that such documents are included in the related Mortgage File and that such documents appear regular on their face and relate to such Mortgage Loan; provided that the Trustee shall be under no duty or obligation to determine that said documents, instruments, certificates or other papers are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face. The Trustee will hold such documents and any other documents constituting a part of the Mortgage Files delivered to it (and such other assets as are included in the Trust Fund) in trust for the use and benefit of all present and future Certificateholders. The Trustee will maintain possession of the Mortgage Notes in the State of Minnesota, unless otherwise permitted by the Trustee.

        During the period any Mortgage Loan is subject to this Agreement, if the Trustee discovers any defect with respect to the Mortgage File, the Trustee shall give written specification of such defect to the Mortgage Loan Seller and the Depositor. On the 90th day after the Closing Date, the Trustee shall deliver to the Depositor and the Mortgage Loan Seller a Final Certification substantially the form attached hereto as Exhibit I, with any applicable exceptions noted thereon.

        The determination by the Trustee that any document in a Mortgage File is defective shall be absolute and final, and the Mortgage Loan Seller shall fully comply with such determination and shall correct or cure such defect (or substitute for or purchase the related Mortgage Loan) as provided below unless the Mortgage Loan Seller provides, at its expense, to the Trustee an Opinion of Counsel concluding that such defect will not adversely affect the interests of the Trustee or any Certificateholder.

        With respect to any exceptions listed in the initial or final trust receipts (given in connection with the Initial or Final Certification) or any notice of defect delivered by the Trustee during the term of this Agreement, the Mortgage Loan Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Mortgage Loan Seller does not correct or cure such defect within such period, the Mortgage Loan Seller shall either (a) substitute for the related Mortgage Loan one or more new Mortgage Loans, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 3.03(i) through (x), or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Mortgage Loan Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan. The Purchase Price for any such Mortgage Loan purchased pursuant to clause (b) shall be deposited by the Mortgage Loan Seller in the Distribution Account prior to the second Business Day preceding the Distribution Date following the Due Period in which the Mortgage Loan Seller became obligated hereunder to purchase or replace such Mortgage Loan, but in any event within the 90 days prescribed above in the paragraph and, upon receipt by the Trustee of such deposit and two copies of a Request for Release, the Trustee shall release the related Mortgage File to the Mortgage Loan Seller and execute and deliver at the Mortgage Loan Seller's request such instruments of transfer or assignment prepared by the Mortgage Loan Seller or the Trustee, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller, or its designee, the Depositor's and the Trustee's interest in any Mortgage Loan released pursuant hereto.

        The Depositor or the Mortgage Loan Seller shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Depositor or the Mortgage Loan Seller from time to time.

        It is understood and agreed that the obligation of the Mortgage Loan Seller to purchase or substitute for any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Trustee on behalf of Certificateholders.

        Section 2.03. Sale and Conveyance of the Subsequent Mortgage Loans.

        (a) Subject to the conditions set forth in Sections 2.03 (b), (c), (d) and (e) below, in consideration of the delivery on the related Subsequent Transfer Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the Pre-Funding Account, the Depositor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey in trust to the Trustee (for inclusion into the Trust Fund), without recourse (but subject to the obligations set forth herein) all right, title and interest of the Depositor in and to each Subsequent Mortgage Loan listed on the Schedule of Subsequent Mortgage Loans delivered to the Trustee on such Subsequent Transfer Date, including its principal balance as of the Subsequent Cut-off Date and all collections of such principal and all payments of interest in respect of such Subsequent Mortgage Loans to the extent such collections represent interest accrued from and including the related Subsequent Cut-Off Date due after the related Subsequent Cut-Off Date and each related Flex Source(TM) Pledge Agreement. MSDWCC is authorized to correct any error in any Flex Source(TM) Pledge Agreement and to terminate any such agreement and release the related collateral in accordance with the terms thereof. If it is discovered that any of the conditions set forth in Section 2.03 (b), (c), (d) and (e) has not been satisfied with respect to a Subsequent Mortgage Loan, then such failure to satisfy such condition shall be deemed to be a breach of a representation and warranty in Section 3.01(b) and, if such breach materially and adversely affects the value of such Subsequent Mortgage Loan or the interests of the Certificateholders, the Mortgage Loan Seller shall be obligated to repurchase or substitute for such Subsequent Mortgage Loan in accordance with and subject to the limitations in Sections 3.01(b) and 3.02, as applicable. If such deemed breach relates to Mortgage Loans or Subsequent Mortgage Loans in the aggregate, then the Mortgage Loan Seller shall select such of the Subsequent Mortgage Loans for purchase or substitution as will result in the satisfaction of such conditions.

        The amount released from the Pre-Funding Account shall be equal to one hundred percent (100%) of the aggregate principal balances as of the applicable Subsequent Cut-off Date of the Subsequent Mortgage Loans so transferred.

        (b) Each of the following conditions shall be satisfied as confirmed by an Officer's Certificate delivered by the Mortgage Loan Seller to the Trustee on or prior to the related Subsequent Transfer Date:

            (i) the Servicer shall have provided the Trustee with a timely Addition Notice and shall have provided any information reasonably requested by either of the foregoing with respect to the Subsequent Mortgage Loans;

           (ii) the Depositor shall have executed and delivered a Subsequent Transfer Agreement with all required schedules and exhibits;

          (iii) the Servicer shall have deposited or cause to be deposited in the Collection Account all collections of principal in respect of the Subsequent Mortgage Loans received after the related Subsequent
        Cut-off Date and all collections of principal scheduled and interest accruing after the related Subsequent Cut-off Date;

           (iv) as of each Subsequent Transfer Date, neither the Depositor nor the Servicer is insolvent and neither will become insolvent by such transfer and neither the Depositor nor the Servicer is aware of any pending insolvency;

            (v) such purchase and sale of Subsequent Mortgage Loans will not result in a material adverse federal income tax consequence to the Trust Fund or the Holders of the Certificates;

           (vi)   the Pre-Funding Period shall not have terminated;

          (vii) the execution and delivery of such Subsequent Transfer Agreement or conveyance of the related Subsequent Mortgage Loans does not result in a reduction or withdrawal of any ratings assigned to the Certificates by the Rating Agencies;

          (viii) the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date were selected in a manner reasonably believed not to be adverse to the interests of the holders of Certificate; and

            (ix) the Depositor shall have delivered to the Rating Agencies and the Trustee Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Rating Agencies and the Trustee on the Closing Date.

        (c) In connection with the transfer and assignment of the Subsequent Mortgage Loans, the Mortgage Loan Seller shall take the actions set forth in
Section 2.01 and the Trustee shall take the actions applicable to it specified in Section 2.02 and the Servicer shall be deemed to have made the representations and warranties set forth in Section 3.01(b), in each case with respect to the Subsequent Mortgage Loans delivered on a Subsequent Transfer Date, except that references in said sections to Mortgage Loans, the Closing Date and the Cut-off Date shall refer to the applicable Subsequent Mortgage Loans, Subsequent Transfer Date and Subsequent Cut-off Date, respectively. In connection with such assignment and transfer, the Mortgage Loan Seller, on behalf of the Depositor, shall deliver to, and deposit with, the Trustee the documents or instruments required to be delivered pursuant to Section 2.01 except that references therein to the Closing Date shall refer to the Subsequent Transfer Date.

        (d) As of its Subsequent Cut-off Date, such Subsequent Mortgage Loans shall satisfy (as confirmed in an Officer's Certificate delivered by the Mortgage Loan Seller to the Trustee) the following criteria:

            (i) such Subsequent Mortgage Loan shall not be 30 or more days contractually delinquent as of a Subsequent Cut-Off Date;

            (ii) the original term to maturity of such Subsequent Mortgage Loan shall not exceed 360 months;

           (iii) such Subsequent Mortgage Loan shall have a Net Mortgage Rate of at least 4.25%;

            (iv) the outstanding principal balance as of the Subsequent Cut-off Date of any such Subsequent Mortgage Loan shall not exceed $2,000,000;

            (v) no such Subsequent Mortgage Loan shall have a Loan-to-Value Ratio as of the Subsequent Cut-off Date of more than 100.00%; and

            (vi) each Subsequent Mortgage Loan will be treated as a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code.

        (e) Following the purchase of any Subsequent Mortgage Loan by the Trust Fund, the Mortgage Loans (including the Subsequent Mortgage Loans) shall meet the following conditions (as confirmed in an Officer's Certificate delivered by the Mortgage Loan Seller to the Trustee):

           (i) no more than 13.00% of the Mortgage Loans (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be secured by condominium properties, 2 to 4 family properties, or townhouse properties;

          (ii) no more than 89.00% of the Mortgage Loans (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be made to non-purchase borrowers;

         (iii) no more than 5.00% of the Mortgage Loans (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be secured by Mortgaged Properties within a single zip code;

          (iv) no more than 39.00% of the Mortgage Loans (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be secured by Mortgaged Properties in the state of California;

           (v) no more than 14.00% of the mortgagors related to the Mortgage Loans (by Stated Principal Balance as of the Subsequent Cut-off Date) shall have a credit score less than 650;

          (vi) the mortgagors related to the Mortgage Loans shall have a weighted average credit score (excluding zero) of not less than 715;

         (vii)   [reserved];

        (viii) the Mortgage Loans shall have a weighted average Margin of not less than 2.00%;

          (ix) the Mortgage Loans shall have a weighted average Loan-to-Value Ratio as of the Subsequent Cut-off Date of not more than 71.00%, and a weighted average

        Effective Loan-to-Value Ratio as of the Subsequent Cut-off Date of not more than 68.00%; and

           (x) all of the Mortgage Loans will be treated as "qualified mortgages" within the meaning of section 860G(a)(3) of the Code.

        Section 2.04. Trust Fund; Authentication of Certificates. Subject to the provisions of Section 2.01, the Trustee acknowledges and accepts the assignment to it of the Trust Fund created pursuant to this Agreement in trust for the use and benefit of all present and future Certificateholders. The Trustee acknowledges the assignment to it of the Mortgage Loans, the Flex Source(TM) Pledge Agreements and has caused to be authenticated and delivered to or upon the order of the Depositor, in exchange therefor, Certificates duly authenticated by the Trustee in authorized denominations evidencing ownership of the entire Trust Fund.

        Section 2.05. REMIC Elections.

        The Depositor hereby directs the Trustee to sign two initial tax returns which shall cause the Trust Fund (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Reserve Fund to be treated for federal income tax purposes as two separate REMICs.

        The Subsidiary REMIC will consist of all of the assets of the Trust Fund (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and PreFunding Earnings), the Subsidiary REMIC Regular Interests and the Reserve Fund (including the funds therein)) and will be evidenced by the Subsidiary REMIC Regular Interests, which will be uncertificated and will represent the "regular interests" in Subsidiary REMIC and the Class A-R Interest as the single "residual interest" in the Subsidiary REMIC. The Trustee will hold the Subsidiary REMIC Regular Interests. The Master REMIC will consist of the Subsidiary REMIC Regular Interests and will be evidenced by the Regular Certificates (which will represent the "regular interests" in the Master REMIC) as the single "residual interest" in the Master REMIC. The Class A-R Certificates will represent the beneficial ownership of the Class A-R Interests.

        The following table sets forth characteristics of the Certificates, each of which, except for the Class A-R Certificates, is hereby designated as a "regular interest" in the Master REMIC:
___________

                              Initial
                            Principal              Pass-Through
       Certificates           Balance                Rate
       Class A-1           $40,121,667             Variable (1)
       Class A-2           $206,338,000            Variable (2)
       Class A-3           $35,000,000             Variable (3)
       Class A-4           $10,000,000             Variable (4)
       Class B-1           $3,307,000              Variable (5)
       Class B-2           $2,405,000              Variable (5)
       Class B-3           $1,653,000              Variable (5)
       Class A-X                (6)                Variable (7)

       Class A-R                 $100              Variable (5)
       Class B-4             $601,000              Variable (5)
       Class B-5             $301,000              Variable (5)
       Class B-6             $902,524              Variable (5)

       (1) For each distribution date to and including the distribution date in June 2007, interest will accrue on the Class A-1 Certificates at a per annum rate equal to 3.70%. From the distribution date in July 2007 to and including the distribution date in December 2007, interest will accrue on the Class A-1 Certificates at a per annum rate equal to the lesser of 3.70% and the Weighted Average Net Mortgage Rate. Commencing with the distribution date in January 2008, interest will accrue on the Class A-1 Certificates at a per annum rate equal to the Weighted Average Net Mortgage Rate.

       (2) For each distribution date to and including the distribution date in June 2007, interest will accrue on the Class A-2 Certificates at a per annum rate equal to 4.30%. From the distribution date in July 2007 to and including the distribution date in December 2007, interest will accrue on the Class A-2 Certificates at a per annum rate equal to the lesser of 4.30% and the Weighted Average Net Mortgage Rate. Commencing with the distribution date in January 2008, interest will accrue on the Class A-2 Certificates at a per annum rate equal to the Weighted Average Net Mortgage Rate.

       (3) For each distribution date to and including the distribution date in June 2007, interest will accrue on the Class A-3 Certificates at a per annum rate equal to 4.60%. From the distribution date in July 2007 to and including the distribution date in December 2007, interest will accrue on the Class A-3 Certificates at a per annum rate equal to the lesser of 4.60% and the Weighted Average Net Mortgage Rate. Commencing with the distribution date in January 2008, interest will accrue on the Class A-3 Certificates at a per annum rate equal to the Weighted Average Net Mortgage Rate.

       (4) For each distribution date to and including the distribution date in June 2007, interest will accrue on the Class A-4 Certificates at a per annum rate equal to 4.20%. From the distribution date in July 2007 to and including the distribution date in December 2007, interest will accrue on the Class A-4 Certificates at a per annum rate equal to the lesser of 4.20% and the Weighted Average Net Mortgage Rate. Commencing with the distribution date in January 2008, interest will accrue on the Class A-4 Certificates at a per annum rate equal to the Weighted Average Net Mortgage Rate.

       (5) For each distribution date to and including the distribution date in June 2007, interest will accrue on the Class A-R Certificates and each class of subordinate certificates at a per annum rate equal to 4.25%. From the distribution date in July 2007 to and including the distribution date in December 2007, interest will accrue on the Class A-R Certificates and each class of subordinate certificates at a per annum rate equal to the lesser of 4.25% and the Weighted Average Net Mortgage

               Rate. Commencing with the distribution date in January 2008, interest will accrue on the Class A-R Certificates and each class of subordinate certificates at a per annum rate equal to the Weighted Average Net Mortgage Rate.

        (6) The Class A-X Certificates are interest-only certificates, will not be entitled to distributions in respect of principal and will bear interest on the Class A-X notional amount. On each distribution date to and including the distribution date in December 2007, the notional amount of the Class A-X Certificates will be equal to the product of (a) the aggregate principal balance of the outstanding mortgage loans multiplied by (b) a fraction, the numerator of which is equal to (1) the excess of weighted average of the Net Mortgage Interest Rates of the Mortgage Loans over (2) 4.25%, and the denominator of which is equal to 4.25%. The Class A-X notional amount as of the Closing Date is expected to be approximately $5,340,377. Commencing with the January 2008 distribution date, the notional amount of the Class A-X Certificates will be zero.

        (7) For each distribution date to and including the distribution date in June 2007, interest will accrue on the Class A-X Certificates at a per annum rate equal to 4.25%. From the distribution date in July 2007 to and including the distribution date in December 2007, interest will accrue on the Class A-X Certificates at a per annum rate equal to 4.25% so long as the Weighted Average Net Mortgage Rate as of the related Due Date exceeds 4.25%. If the Weighted Average Net Mortgage Rate on the Mortgage Loans as of the related Due Date is less than or equal to 4.25%, the pass-through rate on the Class A-X Certificates will equal zero. Commencing with the distribution date in January 2008, the Class A-X Certificates will no longer be entitled to receive distributions of interest.

        The Subsidiary REMIC Regular Interests shall have the following principal balances, pass-through rates and Corresponding Classes of Certificates in the manner set forth in the following table:

_________




                      Uncertificated Principal    Uncertificated Lower
   Class                      Balance            REMIC Pass-Through Rate  Corresponding Certificate Class
   Class SA-1                   (1)                        (2)                       Class A-1
   Class SA-2                   (1)                        (2)                       Class A-2
   Class SA-3                   (1)                        (2)                       Class A-3
   Class SA-4                   (1)                        (2)                       Class A-4
   Class SB-1                   (1)                        (2)                       Class B-1
   Class SB-2                   (1)                        (2)                       Class B-2




                                      41

   Class SB-3                   (1)                        (2)                       Class B-3
   Class SB-4                   (1)                        (2)                       Class B-4
   Class SB-5                   (1)                        (2)                       Class B-5
   Class SB-6                   (1)                        (2)                       Class B-6
   Class S-$100                 (1)                        (2)                       Class A-R
   Class S-R                    (3)                        (3)                          N/A

        ______
        (1) On each Distribution Date, following the allocation of scheduled principal, prepayments, interest distributed as principal, and Realized Losses, the Class SA-1 Interest, Class SA-2 Interest, Class SA-3 Interest, Class SA-4 Interest, Class SB-1 Interest, Class SB-2 Interest, Class SB-3 Interest, Class SB-4 Interest, Class SB-5 Interest, Class SB-6 Interest, Class S-$100 Interest each will have a principal balance that is equal to that of its corresponding Certificate Class issued by the Upper Tier REMIC.

        (2) The Weighted Average Net Mortgage Rate.

        (3) The Class S-R Interest is the sole class of residual interest in the Lower Tier REMIC. It does not have an interest rate or a principal balance.

               On each Distribution Date interest shall be distributed with respect to each of the Lower Tier Interests based on the above-described pass-through rates.

               All Realized Losses (including any related interest shortfalls) and payments of principal and interest will be allocated to each Subsidiary REMIC Regular Interest in an amount equal to the allocations made to their respective corresponding Master REMIC Certificate.

               The Closing Date is hereby designated as the "startup day" of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code. The Trustee will apply for an Employee Identification Number for the Master REMIC and for the Subsidiary REMIC from the Internal Revenue Service on Form SS-4 or any other acceptable method for all tax entities.

               The Trustee shall treat the Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Depositor and that is not an asset of any REMIC created hereunder. The Trustee shall treat Pass-Through Shortfall Carryforward Amounts paid to the Class A Certificateholders as paid first by the Master REMIC to the Class A-X Certificateholders, deposited by the Class A-X Certificateholders into the Reserve Fund, and then paid to the Class A Certificateholders pursuant to an interest rate cap contract written by the Class A-X Certificateholder in favor of the Class A Certificateholders. Thus, the Class A Certificates shall be treated as representing ownership of not only regular interests in the Master REMIC, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the regular interests in the Master REMIC, the Trustee shall assume that the interest rate cap contract has a value of $10,000.

        Section 2.06. REMIC Tax Accounting Matters. The tax year of each REMIC created hereunder shall be the calendar year, and the Trust Fund shall use the accrual method of reporting income and loss.

        Section 2.07. REMIC Certificate Maturity Date. All regular interests in each REMIC created hereunder will be retired on or before the Final Scheduled Distribution Date.

                              [End of Article II]

                                 Article III

               REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR,
                  THE SERVICER AND THE MORTGAGE LOAN SELLER;
                         REPURCHASE OF MORTGAGE LOANS

        Section 3.01. Representations and Warranties of the Depositor.

        (a)   The Depositor hereby represents, warrants and agrees that:

              (i) the Depositor has entered into the Mortgage Loan Purchase Agreement with the Mortgage Loan Seller pursuant to which it acquired the Mortgage Loans;

             (ii) the Mortgage Loan Purchase Agreement contains such representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans as are set forth in Exhibit O attached hereto; and

            (iii) the Depositor has transferred to the Trustee (for inclusion in the Trust Fund) each Mortgage Loan free of any liens, claims, charges or other encumbrances created by the Depositor and there has been no other sale or assignment thereof by the Depositor.

        (b) The Depositor hereby assigns, transfers and conveys in trust to the Trustee its rights under the Mortgage Loan Purchase Agreement and each Subsequent Transfer Agreement including, without limitation, the representations and warranties of the Mortgage Loan Seller contained therein, together with all rights of the Depositor to require the Mortgage Loan Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Mortgage Loan Purchase Agreement. Except as specifically set forth above, the Depositor makes no representations or warranties with respect to the Mortgage Loans and has no obligation to repurchase or substitute for Mortgage Loans on account of deficient documentation, a breach of the representations and warranties set forth in Exhibit O attached hereto or any other reason.

        Section 3.02. Representations, Warranties and Covenants of the Mortgage Loan Seller and the Servicer.

        (a) The Mortgage Loan Seller hereby represents, warrants and agrees that:

             (i) the representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans (contained in Exhibit O attached hereto), and by this reference incorporated herein, are true and correct as of the Closing Date, or if so specified therein, as of the Cut-off Date;

            (ii) each of the Mortgage Loans is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

           (iii) the execution, delivery and performance of this Agreement by it are within its powers and have been duly authorized by all necessary action on its part;

             (iv) the execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, (iii) to the Mortgage Loan Seller's knowledge, any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority, and (iv) will not result in or require the creation, except as provided or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans; and

             (v) this Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement's terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

            (vi) The Mortgage Loan Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations and is in good standing to enforce, originate, sell mortgage loans to, and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Mortgage Loan Seller unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to Fannie Mae or Freddie Mac;

           (vii) The Mortgage Loan Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement or the Mortgage Loan Purchase Agreement; the Mortgage Loan Seller is solvent;

          (viii) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body including HUD, the FHA or the VA is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with this Agreement or the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

           (ix) The Mortgage Note, the Mortgage, the assignment of mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement shall be delivered to the Trustee all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Trustee will be in possession of a complete Mortgage File;

            (x) Neither this Agreement nor any statement, report, form, or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading; and

             (xi) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

        The Mortgage Loan Seller acknowledges and agrees that the Depositor has assigned, transferred and conveyed in trust to the Trustee all of the Depositor's rights under the Mortgage Loan Purchase Agreement including, without limitation, the representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans contained therein (a copy of which representations and warranties is attached hereto as Exhibit O). The Mortgage Loan Seller further acknowledges and agrees that the Trustee, as assignee of all of the Depositor's rights under the Mortgage Loan Purchase Agreement, may enforce all the covenants of the Mortgage Loan Seller therein contained and all remedies for deficient documentation and breaches of the representations and warranties contained therein (and also in Exhibit O hereof) directly against the Mortgage Loan Seller. It is understood and agreed that the representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement (and also contained in Exhibit O hereof) shall survive delivery of the respective Mortgage Files to the Trustee.

        Upon discovery by any of the parties hereto of a breach of a representation or warranty described in this Section 3.02 that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. The Mortgage Loan Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty (without regard to any limitation regarding the knowledge of the Mortgage Loan Seller contained therein) made pursuant to this Section 3.02 which materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders, in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, either (i) remove such Deleted Mortgage Loan from the Trust Fund and substitute in its place a replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section 3.02; or (ii) purchase the affected Mortgage Loan or Mortgage Loans from the Trust Fund with the Trustee releasing its lien thereon at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee at the location at which the Mortgage Files are to be held of two copies (one of which will be returned with the Mortgage File) of the Request for Release of documents and the Mortgage File for any such replacement Mortgage Loan. The Mortgage Loan Seller shall promptly reimburse the Trustee for any expenses reasonably incurred by the Trustee in respect of enforcing the remedies for such breach.

        With respect to any replacement Mortgage Loan or Mortgages, the Mortgage Loan Seller shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage, and such other documents and agreements as are required herein with the Mortgage Note endorsed and the Mortgage assigned as required herein. Scheduled payments due with respect to replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Mortgage Loan Seller. For the Distribution Date following the month of substitution, the related Available Funds will include the monthly payment due on any Deleted Mortgage Loan on the Due Date for such Distribution Date and thereafter the Mortgage Loan Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

        In the event that the Mortgage Loan Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Distribution Account before the second Business Day preceding the Distribution Date following the Due Period during which the Mortgage Loan Seller became obligated hereunder to purchase or replace such Mortgage Loan and upon such deposit of the Purchase Price (but in any event within the 90-day period prescribed above), the Trustee shall release the related Mortgage File and the Trustee shall execute and deliver at the Mortgage Loan Seller's direction such instruments of transfer or assignment prepared by the Mortgage Loan Seller, in each case without recourse, as shall be necessary to transfer title from the Trust Fund and release of the Trustee's lien thereon. It is understood and agreed that the obligation under this Agreement of the Mortgage Loan Seller to cure, purchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Mortgage Loan Seller respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

        (b)  The Servicer hereby represents, warrants and agrees that:

             (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each state in which any Mortgaged Property is located or is not required under applicable law to obtain such qualification and no demand for such qualification has been made upon the Servicer by any such state. The Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the master servicing of the Mortgage Loans by it in accordance with the terms of this Agreement;

            (ii) The Servicer has the full power and authority to service each Mortgage Loan, to execute and deliver this Agreement, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by availability of equitable remedies; and

           (iii) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement will materially conflict with or result in a material breach of any of the terms, conditions or provisions of the Servicer's certificate of incorporation or bylaws or any material legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

             (iv) The Servicer is an approved servicer of conventional residential adjustable and fixed rate Mortgage Loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations and is in good standing to enforce, originate, sell mortgage loans to, and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either of Fannie Mae or Freddie Mac;

            (v) The Servicer acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

            (vi) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; the Servicer is solvent;

            (vii) There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

           (viii) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body including HUD, the FHA or the VA is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

            (ix) The Mortgage Note, the Mortgage, the assignment of mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement shall be delivered to the Trustee all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Servicer will be in possession of a complete Mortgage File, except for such documents as will be delivered to the Trustee;

            (x) Neither this Agreement nor any statement, report, form, or other document furnished or to be furnished pursuant to this Agreement or the Mortgage Loan Purchase Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading; and

        The Servicer has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

        Section 3.03. Option to Substitute. If the Depositor or the Mortgage Loan Seller is required to repurchase any Mortgage Loan pursuant to Section 2.02, 3.01 or 3.02, then within the period of time specified in each such Section, the Mortgage Loan Seller may, at its option, but only during the applicable specified period, remove such deficient Mortgage Loan (a "Deleted Mortgage Loan") from the terms of this Agreement and substitute another mortgage loan for such Deleted Mortgage Loan, in lieu of repurchasing such deficient Mortgage Loan. Any eligible substitute Mortgage Loan shall (i) have an outstanding principal balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not less than 90% of, the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Mortgage Loan Seller in the Distribution Account not later than the succeeding Determination Date and held for distribution to the holders of the Certificates on the related Distribution Date), (ii) have a Maximum Mortgage Rate not less than (and not more than two percentage points greater than) the Maximum Mortgage Rate of the Deleted Mortgage Loan, (iii) have a gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the aggregate Cut-Off Date Loan Group Balance have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan, (iv) have an Effective Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan, (v) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vi) not permit conversion of the related Mortgage Rate to a permanent fixed Mortgage Rate, (vii) have the same or higher credit score, (viii) have an initial Adjustment Date no earlier than five months before, and no later than five months after, the initial Adjustment Date for the Deleted Mortgage Loan, (ix) be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code, and (x) be in compliance with the representations and warranties referenced in Section 3.02 as of the date of substitution.

        If the aggregate principal balance of all such replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution), the Mortgage Loan Seller shall deposit such differential amount in the Distribution Account, which amount shall be deemed to be a Principal Prepayment. Such deposit in the Distribution Account by the Mortgage Loan Seller shall be made on or before the Determination

Date in the month succeeding the month during which the related
Mortgage Loan or Mortgage Loans became required to be purchased or replaced hereunder. Notwithstanding anything in this Agreement to the contrary, the Mortgage Loan Seller shall not substitute a mortgage loan for a Deleted Mortgage Loan at any time after two (2) years after the Closing Date.

        The Mortgage Loan Seller shall verify the eligibility of replacement Mortgage Loans in connection with any such substitutions of Mortgage Loans. The Servicer shall amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Mortgage Loan Seller shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties referenced in Section 3.02 as of the date of such substitution and to have represented and warranted that such substitute Mortgage Loan satisfies the requirements of this Section 3.03. Upon any such substitution and the deposit to the Distribution Account of the amount, if any, required to be deposited therein in connection with such substitution and the receipt of two copies (one of which will be returned with the Mortgage
File) of a Request for Release, the Trustee shall cause the release of the Mortgage File held by the Trustee for the benefit of the Certificateholders relating to such Deleted Mortgage Loan(s) to the Mortgage Loan Seller and shall execute and deliver at the Mortgage Loan Seller's direction such instruments of transfer or assignment prepared by the Mortgage Loan Seller, in each case without recourse, as shall be necessary to vest title in the Mortgage Loan Seller, the Depositor's and the Trustee's interest in any Deleted Mortgage Loan(s) substituted for pursuant to this Section 3.03.

                             [End of Article III]

                                  Article IV

                               THE CERTIFICATES

        Section 4.01. The Certificates. The Class A Certificates, Class B Certificates, Class A-X Certificates and Class A-R Certificates shall be substantially in the forms annexed hereto as Exhibits C, D, E and G, respectively, and shall, on original issue, be executed and authenticated by the Trustee upon the assignment to the Trustee of the documents and other components of the Trust Fund specified in Section 2.01, and delivered to or upon the order of the Depositor. The Class A and Public Subordinate Certificates shall be issuable in minimum original dollar denominations of $25,000 (and integral multiples of approximately $1.00 in excess of such amount. The Class A-X Certificates shall be issuable in minimum original dollar denominations of $100,000 (and integral multiples of approximately $1.00 in excess of such amount. The Class A-R Certificates shall be issuable in a single Certificate with a $100 original dollar denomination, except that one Class A-R Certificate representing the Tax Matters Person Certificate may be issued in a different amount.

        So long as a Class of Certificates is Book-Entry Certificates, that Class of Certificates shall be evidenced by one or more certificates representing such Class of Certificates in denominations acceptable to the Depository.

        The Certificates shall be signed by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at the time of signature proper signatories of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a manual authentication by an authorized signatory of the Trustee and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        The rights of the Certificateholders to receive payments with respect to the Trust Fund in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement.

        Section 4.02. Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at its Corporate Trust Office, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

        (b) Subject to Section 4.02(c), (d), (h) and (i) upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate or Certificates of a like Class and aggregate denomination and dated the date of authentication by the Trustee.

        (c) No transfer of a Class B-4, Class B-5, Class B-6 or Class A-R Certificates shall be made unless such transfer is made pursuant to an effective registration statement or in accordance with an exemption from the requirements under the Securities Act of 1933, as amended (the "Act"). If such a transfer is to be made in reliance upon an exemption from the Act, (i) the transferee shall submit a written Opinion of Counsel addressed to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer, or (ii) the transferee shall execute and submit to the Trustee a certification, substantially in the form of Exhibit L hereto setting forth the facts surrounding such transfer; provided that such Opinion of Counsel required pursuant to clause (i) above shall not be required in the case of transfers by or to the Mortgage Loan Seller or any of their wholly-owned subsidiaries. The Trustee, the Servicer and the Depositor may, without the consent of any Certificateholder, add provisions (which shall include a form of certificate to be attached hereto as an exhibit that must be delivered by the proposed transferee) to this Section 4.02(c) to permit transfers pursuant to Rule 144A of the Securities and Exchange Commission, in which case transfers pursuant to such provisions shall not require an Opinion of Counsel.

        (d) No transfer (exclusive of any transfer to a Depository or a securitization trustee) of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation (substantially in the form attached hereto as Exhibit M) from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other retirement plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, nor a Person acting on behalf of any such plan or arrangement or acquiring such Certificate with funds of such a plan or arrangement (including without limitation any insurance company using funds that may constitute "plan assets"), which representation letter shall not be an expense of the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan or other retirement plan or arrangement subject to ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or arrangement, an Opinion of Counsel to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer.

        No transfer (exclusive of any transfer to a Depository or a securitization trustee) of a Class B-4, Class B-5 or Class B-6 Certificate, or of any other Certificate (other than a Class A-R Certificate) that no longer has a rating of BBB- or better from at least one Rating Agency shall be made unless the Trustee shall have received either (A) a representation (substantially in the form attached hereto as Exhibit N) from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that either (i) such transferee is not an employee benefit plan or other retirement plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, nor a Person acting on behalf of any such plan or arrangement or acquiring such Certificate with funds of such a plan or arrangement (including without limitation any insurance company using funds that may constitute "plan assets"), which representation letter shall not be an expense of the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer, or (ii) the Purchaser is an insurance company acquiring such Certificate with funds held in an insurance company general account (as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60), and the acquisition and holding of such Class B-4, Class B-5 or Class B-6 Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (B) in the case of any such Certificate presented for registration in the name of an employee benefit plan or other retirement plan or arrangement subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or arrangement, an Opinion of Counsel to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer. Each Transferee of a Certificate who is required to deliver one of the foregoing representations or Opinions of Counsel, if it does not deliver the Opinion of Counsel described in Clause (B) above, will be deemed to have made the representation in Clause (A) (i) or (ii) above by its acceptance of an interest in the Certificate.

        (e) At the option of the Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificate to be exchanged at the Corporate Trust Office of the Trustee. Whenever a Certificate is so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificate which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (f) No service charge shall be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment by the affected Certificateholders of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

        (g) All Certificates surrendered for transfer and exchange shall be cancelled and retained or destroyed by the Trustee in accordance with its standard procedures.

        (h) Notwithstanding anything to the contrary contained herein, unless and until the Trustee shall have received an Opinion of Counsel that is Independent to the effect that the absence of the transfer restrictions contained in this Section 4.02 would not result in the imposition of federal income tax upon the Trust Fund or cause the Subsidiary REMIC or the Master REMIC (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Reserve Fund (including the funds therein)) to fail to qualify as a REMIC, no transfer, sale or other disposition of a Class A-R

Certificate (including a beneficial interest therein) may be made without compliance with this Section 4.02.

        (i) Prior to the transfer, sale or other disposition of the Class A-R Certificates, the Trustee shall require that the proposed transferee deliver to the Trustee an affidavit stating that as of the date of such transfer (i) such transferee is not and has no intention of becoming either (A) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation all of whose activities are subject to tax under the Code and, except in the case of the Freddie Mac, a majority of the board of directors of which corporation is not selected by the United States, any state or political subdivision thereof),
(B) any organization that is exempt from any tax imposed by Chapter 1 of Subtitle A of the Code, other than (x) a tax-exempt farmers' cooperative within the meaning of section 521 of the Code or (y) an organization that is subject to the tax imposed by section 511 of the Code on "unrelated business income" or (C) a corporation operating on a cooperative basis that is engaged in furnishing electric energy or providing telephone service to persons in rural areas (within the meaning of section 1381(a)(2)(C) of the Code) (any Person described in (A), (B), or (C) being referred to herein as a "Disqualified Organization"), (ii) such transferee is not acquiring such Certificates as an agent, broker, nominee, or middleman for a Disqualified Organization and (iii) such transferee is not a Non-U.S. Person. Notwithstanding any transfer, sale or other disposition of such Certificates to a Disqualified Organization or Non-U.S. Person, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization or Non-U.S. Person shall not be deemed to be a Holder of such Certificates for any purpose hereunder, including, but not limited to, the receipt of distributions on such Certificates. If any purported transfer shall be in violation of the provisions of Section 4.02(h), then the prior Holder of such Certificates shall, upon discovery that the transfer of such Certificates was not in fact permitted in Section 4.02(h), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer of such Certificates. The Trustee, the Depositor, the Servicer and the Mortgage Loan Seller shall be under no liability to any Person for any registration or transfer of a Class A-R Certificate that is not permitted by Section 4.02(h) or for the Payment Agent making payments due on any such Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the transfer was registered in compliance with the terms of this Agreement. The prior Holder shall be entitled to recover from any purported Holder of any such Certificate that was in fact not a permitted transferee under Section 4.02(h) at the time it became a Holder all payments made on such Certificate; provided that neither the Mortgage Loan Seller, the Depositor, the Servicer nor the Trustee shall be responsible for such recovery if they otherwise made a good faith effort to comply with this Section 4.02(i). Each such Certificateholder, by the acceptance of a Class A-R Certificate, shall be deemed for all purposes to have consented to the provisions of Section 4.02(h) and to any amendment of this Agreement deemed necessary by counsel of the Trustee, as evidenced by an Opinion of Counsel, to ensure that either such Certificate is not transferred to a Disqualified Organization or Non-U.S. Person and that any transfer of such Certificate will not cause the imposition of a tax upon the Trust Fund or cause Subsidiary REMIC or the Master REMIC (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Reserve Fund (including the funds therein)) to fail to qualify as a REMIC. The restrictions on transfer of either such Certificate will cease to apply and be void upon receipt by the Trustee of the Opinion of Counsel as described in Section 4.02(h) or shall be modified as indicated in such Opinion of Counsel. If any Person that is not permitted to acquire any beneficial interest in a Class A-R Certificate under this Section 4.02(i) acquires any beneficial interest in a Class A-R Certificate in violation of the restrictions in this Section 4.02(i), then the Trustee, based on information provided to it by the Servicer and/or the Mortgage Loan Seller, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to Disqualified Organizations. The Trustee shall be entitled to be reimbursed by such Person for the cost of providing such information.

        (j) [Reserved]

        (k) Except as provided in paragraph (l) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of these Classes of Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Classes of Certificates; (iii) ownership and transfers of registration of these Classes of Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of these Classes of Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

        All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Book-Entry Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        (l) If (x)(i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 50% of the principal balance of the each Class of Certificates affected thereby advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of such Certificate Owners the Trustee shall notify all Certificate Owners of such Class, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates of such Class (the "Definitive Certificates"), as applicable, to Certificate

Owners requesting the same. Upon surrender to the Trustee of the affected Classes of Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all applicable references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. In addition, these Classes of Certificates shall be in the form of Definitive Certificates up to the time such Classes of Certificates are transferred to public investors.

        Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Class. Upon the issuance of any new Certificate under this Section, the Trustee may require of the Certificateholder the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate of any Class issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the Percentage Interest in the distributions to which the Certificateholders of such Class are entitled, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time, and such mutilated, destroyed, lost or stolen Certificate shall be of no force or effect under this Agreement.

        Section 4.04. Persons Deemed Owners. The Depositor, the Servicer and the Trustee shall treat the Person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the distributions to the Certificateholders of such Class are entitled, for the purpose of receiving remittances pursuant to Section 6.01 and for all other purposes whatsoever, and neither the Depositor, the Servicer nor the Trustee shall be affected by notice to the contrary.

                              [End of Article IV]




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

                                  Article V

                ADMINISTRATIVE AND SERVICING OF THE TRUST FUND

        Section 5.01. Servicer to Act as Servicer; Administration of the Trust Fund.

        (a) The Servicer shall service and administer the Mortgage Loans, including any Additional Collateral, on behalf of the Trust and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in its good faith reasonable judgment) in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner in which it services and administers single-family mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent institutional mortgage lenders and loan servicers utilized with respect to mortgage loans comparable to the Mortgage Loans, and with a view to the maximization of timely recovery of principal and interest on the Mortgage Notes, but without regard to: (i) any relationship that the Servicer or any Affiliate of the Servicer may have with the related Mortgagor;
(ii) the ownership of any Certificate by the Servicer or any Affiliate of the Servicer; (iii) the Servicer's obligation to make Monthly Advances and Servicing Advances; and (iv) the Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

        Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer, in its own name, is hereby authorized and empowered to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral (it being herein acknowledged that the Servicer's obligation to file financing statements and continuation statements is limited to those Mortgage Loans for which an effective financing statement or continuation statement is on file in the appropriate public filing office as determined by the Servicer based solely upon a review of the Mortgage Files and to the related collateral covered thereby); any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver, or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (ii) cause the Subsidiary REMIC of the Master REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. Subject to Section 5.14, the Trustee shall execute any power of attorney (in form and substance reasonably acceptable to the Trustee) provided to it by the Servicer as well as any other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any negligence with respect to, or misuse of, any such power of attorney by the Servicer. The Servicer may at its own expense utilize agents or attorneys-in-fact in performing any of its servicing obligations hereunder, but no such utilization shall relieve the Servicer from any of its obligations hereunder, and the Servicer shall remain responsible for all acts and omissions of any such agent or attorney; provided, however, that the Trustee shall not be deemed the attorney-in-fact of the Servicer hereunder.

        (b) The Servicer shall maintain accurate records with respect to each Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums payable in respect thereof. The Servicer shall obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose Escrow Payments as allowed under the terms of the related Mortgage Loan. To the extent that a Mortgage Loan does not require a Mortgagor to make payments for taxes, insurance premiums and similar items in escrow, the Servicer shall require that any such payments be made by the Mortgagor in a timely manner so as to avoid the imposition of a lien senior to that of the related Mortgage. The Servicer shall pay from its own funds any penalties accrued as a result of the failure of a Mortgagor to make such payments.

        (c) In accordance with the servicing standard of this Section 5.01, the Servicer shall advance with respect to each Mortgaged Property all such funds as are necessary for the purpose of effecting the payment of (i) real property taxes, assessments and other similar items that are or may become a lien thereon and (ii) premiums on primary hazard insurance policies required pursuant to Section 5.10, in each instance if and to the extent Escrow Payments collected from the related Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis. All such advances shall be reimbursable in the first instance from related collections from the Mortgagors, and further as provided in
Section 5.06. No costs incurred by the Servicer in effecting the payment of real property taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

        (d) The Servicer covenants and agrees that it shall not take any action outside the scope of its duties hereunder that would result in (A) a termination of Subsidiary REMICs or the Master REMIC's status as a REMIC under the REMIC Provisions or (B) the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund or its assets or transactions.

        (e) Notwithstanding anything in this Agreement to the contrary, the Servicer shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Fund (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions), the Certificateholders, the Depositor or the Trustee if and to the extent that such costs, liabilities and expenses arise from a failure of the Servicer to perform its obligations under this Agreement.

        Section 5.02. Collection of Certain Mortgage Loan Payments.

        (a) The Servicer shall make efforts (in accordance with the standards set forth in Section 5.01) to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related insurance policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, hazard insurance policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably questions its ability to enforce the provision of the Mortgage or other instrument pursuant to which such payment is required. Consistent with the foregoing, the Servicer may in its sole discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan, and (ii) only upon determining that the coverage of such Mortgage Loan by any applicable insurance policy will not be affected, extend the Due Dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days after the applicable Due Date, but in no case may the Servicer extend a Due Date to a date which is later than the Final Scheduled Distribution Date of the related Class of Certificates. In the event of any such arrangement, the Servicer shall make timely Monthly Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan then in effect without modification thereof by reason of such arrangements.

        (b) All amounts collected on any Mortgage Loan in the form of payments from Mortgagors, Insurance Proceeds or Liquidation Proceeds of the nature described in clauses (i) and (ii) of the definition thereof shall be applied to amounts due and owing under the related Mortgage Note and Mortgage (including without limitation, for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note and Mortgage and, in the absence of such express provisions, in accordance with the customary practice of the Servicer in respect of mortgage loans held for its own account; provided, however, that such amounts shall not be applied to the items constituting additional servicing compensation as described in
Section 5.15 unless and until all principal and interest then due and payable on such Mortgage Loan has been collected.

        Section 5.03. Establishment of and Deposits to Escrow Account. The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of demand accounts. The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 5.04.

        The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

            (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

           (ii) all amounts representing Insurance Proceeds, proceeds from condemnation proceedings or other proceeds which are to be applied to the restoration or repair of any Mortgaged Property;

          (iii) all Liquidation Proceeds or REO Proceeds in connection with Escrow Payments and property liquidation expenses; and

           (iv) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy.

        The Servicer shall deposit the foregoing collections in the Escrow Account within twenty-four (24) hours of receipt thereof.

        The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 5.04. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

        Section 5.04. Permitted Withdrawals From Escrow Account. Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

              (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

             (ii) to reimburse the Servicer for any Servicing Advance relating to taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and fire and hazard insurance coverage made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

            (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

             (iv) to pay interest, if required to Mortgagors on balances in the Escrow Account;

              (v) for application to restoration or repair of the Mortgaged Property in accordance with Section 5.10 hereof;

             (vi) for transfer to the Collection Account of any amounts not required to be otherwise applied pursuant to clauses (i)-(v) above.

            (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and



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

           (viii) to remove funds inadvertently placed in the Escrow Account by the Servicer.

        Section 5.05. Establishment of and Deposits to Collection Account. The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts in the name of Wells Fargo Bank Minnesota, National Association, as trustee for the benefit of the Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust Certificateholders, in the form of demand accounts. The Collection Account shall be an Eligible Account. Funds deposited in the Collection Account may be drawn on by the Servicer in accordance with Section 5.06.

        The Servicer shall deposit in the related sub-account of the Collection Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the related Closing Date:

              (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments in Full;

              (ii)   all payments on account of interest on the Mortgage Loans;

              (iii) all Liquidation Proceeds and any amounts received with respect to REO Property;

              (iv)   all REO Proceeds;

              (v)    all Insurance Proceeds;

              (vi) any amount required to be deposited in the Collection Account from any Escrow Account; and

              (vii)  amounts representing investment losses, as provided in
        Section 5.07.

        The Servicer shall deposit the foregoing collections in the Collection Account within forty-eight (48) hours of receipt thereof.

        It being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges, penalty interest or assumption fees on the Mortgage Loans need not be deposited by the Servicer in the Collection Account. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

        Funds in the Collection Account may only be invested in Eligible Investments in accordance with the provisions set forth in Section 5.07. The Servicer shall give notice in writing to the Trustee of the location of the Collection Account and of any change thereof.



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

       Section 5.06. Permitted Withdrawals From Collection Account. The Servicer shall, from time to time, withdraw funds from the Collection Account for the following purposes:

              (i) to make payments to the Trustee in the amounts and in the manner provided for in Sections 6.01;

              (ii) to reimburse itself for advances of the Servicer's funds made pursuant to Section 6.03, the Servicer's right to reimbursement pursuant to this clause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made;

              (iii) to reimburse itself or a Servicer for unreimbursed Servicing Advances, and any unpaid Servicing Fees, the Servicer's right to reimbursement pursuant to this clause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, proceeds from condemnation proceedings, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan;

              (iv) to reimburse itself for any advance of principal and interest previously made which remain unreimbursed in whole or in part following the liquidation of the related Mortgage Loan or REO Property;

              (v) to pay itself interest on funds deposited in the Collection Account;

              (vi) to remove funds inadvertently placed in the Collection Account by the Servicer; and

              (vii) to clear and terminate the Collection Account upon the termination of this Agreement.

        The Servicer shall keep and maintain separate accounting records for the most recent five fiscal years, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying deposits to and withdrawals from the Collection Account.

        Section 5.07. Protection of Accounts; Eligible Investments. Pursuant to the last paragraph of Section 5.05, any institution maintaining the Collection Account may at the written direction of the Servicer invest the funds as so directed in such account in Eligible Investments, which shall mature not later than the Business Day immediately preceding each Determination Date next following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains such account, then such Eligible Investment shall mature not later than the related Determination Date) and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be registered in the name of the Servicer (in its capacity as such) or its nominee with respect to the Collection Account. All income and gain realized from any such investment, as well as any interest earned on deposits, in the Collection Account, shall be for the benefit of the Servicer and shall be withdrawn from the Collection Account on each Determination Date. The Servicer shall deposit in the Collection Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss.



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

        The Servicer may transfer the Collection Account or the Escrow Account to a different Eligible Account from time to time. Such transfer shall be made only upon obtaining the consent of the Trustee, which consents shall not be unreasonably withheld.

        The Servicer shall bear any expenses, losses or damages sustained by the Trust if the Collection Account and/or the Escrow Account are not Eligible Accounts.

        Section 5.08. Maintenance of Omission and Fidelity Coverage. The Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer and its officers and employees in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that is required by Fannie Mae to be maintained by the Servicer if the Servicer were servicing and administering the Mortgage Loans for Fannie Mae under the Fannie Mae Guides. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements of Fannie Mae under the Fannie Mae Guides. Coverage of the Servicer under a policy or bond obtained by an Affiliate of the Servicer and providing the coverage required by this Section 5.08 shall satisfy the requirements of this Section 5.08.

        Section 5.09. [Reserved].

        Section 5.10. Maintenance of Primary Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan with insurance companies satisfactory to it primary hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (i) the full replacement value of the improvements which are part of such property and (ii) the outstanding principal balance of the related Mortgage Loan, provided, that the Servicer will exercise reasonable efforts to maintain the levels of all coverage in an amount sufficient to prevent loss due to application of any co-insurance clause contained in the related primary hazard insurance policy. Pursuant to Section 5.05, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts released to the Mortgagor in accordance with the terms of the Mortgage
Note) shall be deposited in the Collection Account. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating Monthly Payments, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 5.06. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan, (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (regardless of whether the area in which such Mortgaged Property is located is participating in such program) and (iii) the full



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replacement value of the improvements which are part of such Mortgaged
Property. The Servicer shall exercise its reasonable efforts to be named as mortgagee under any of the foregoing policies.

        In the event that the Servicer shall cause to be obtained and maintained a blanket policy insuring against hazard losses on all of the Mortgage Loans in an amount consistent with this Section, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 5.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 5.10, and there shall have been one or more losses which would have been covered by such policy, deposit from its own funds in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. The Servicer agrees to prepare and present, on behalf of itself, the Trust Fund and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

        Section 5.11. Enforcement of Due-On-Sale Clauses; Assumption Agreements. The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so or if the exercise of such rights shall constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code or cause Subsidiary REMIC or the Master REMIC to fail to qualify as a REMIC under the Code. If the Servicer is unable to enforce such "due-on-sale" clause (as provided in the previous sentence) or if no "due-on-sale" clause is applicable, the Servicer will enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and Mortgage and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note and the Mortgage. Any fee collected by or on behalf of the Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage or the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment, and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee, the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.


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

        Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 5.11, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

        Nothing in this Section 5.11 shall constitute a waiver of the Trustee's right to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

        Section 5.12. Realization Upon Defaulted Mortgage Loans.

        (a) The Servicer shall exercise reasonable efforts, consistent with customary servicing practices as described in Section 5.01, to foreclose upon or otherwise comparably convert (which may include an acquisition of REO Property) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.02. The Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an uninsured cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to the Trust Fund, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 5.06. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 5.06.

        (b) The proceeds of any liquidation, REO disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, pursuant to Section 5.06 or 5.10; second, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Rate, to the date of the liquidation or REO disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a liquidation or REO disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, the recovered amount will be allocated as follows: first, to unpaid Servicing Fees; and second, as interest at the Mortgage Rate (minus the Servicing Fee Rate). The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Section 5.06. The portions of the recovery so allocated to interest at the Mortgage Rate (minus the Servicing Fee Rate) and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Servicer for any related unreimbursed advances in




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accordance with Section 5.06 or 5.10, and second, to the Trustee in accordance with the provisions of Section 6.01.

        (c) Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall cause an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector. After reviewing the environmental inspection report, the Servicer shall determine how to proceed with respect to the Mortgaged Property.

        (d) In the event that title to any Mortgaged Property is acquired by any REMIC as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the REMIC until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Principal Prepayments in full and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (e) The Servicer shall dispose of all REO Property acquired by the Trust within three years after its acquisition by the Trust for purposes of
Section 860G(a)(8) of the Code or, at the expense of the REMIC, request, more than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period unless the Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the REMIC of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause REMIC to fail to qualify as a REMIC, in which case the REMIC may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no REO Property acquired by the REMIC shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the REMIC in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the REMIC with respect to the imposition of any such taxes.

        (f) The Servicer shall have the right to determine, in accordance with its normal and usual commercial mortgage servicing procedures, the advisability of the maintenance of an action to obtain a deficiency judgment if the state in which the Mortgaged Property is located permits such an action.



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        (g) The Servicer shall maintain accurate records, prepared by a
Servicing Officer, of each Final Recovery Determination in respect of a defaulted Mortgage Loan and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officer's Certificate delivered to the Trustee no later than the third Business Day following such Final Recovery Determination.

        (h) In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loans, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

        Section 5.13. [Reserved]

        Section 5.14. Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon the payment in full of any Mortgage Loan (including in connection with any foreclosure), or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by two copies (one of which will be returned with the Mortgage File) of a Request for Release and shall request delivery to it of the Mortgage File. Within seven Business Days (or within such shorter period as release can reasonably be accomplished if the Servicer notifies the Trustee of an exigency) of receipt of such certification and request, the Trustee shall release the related Mortgage File to the Servicer.

        (b) The Trustee, upon request of the Servicer and receipt from the Servicer of two copies of Request for Release, shall release any Mortgage File to the Servicer. Upon return of such Mortgage File to the Trustee, or the delivery to the Trustee of a Request for Release stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account pursuant to Section 5.05 have been deposited, or that such Mortgage Loan has become an REO Property, the Request for Release shall be released by the Trustee to the Servicer.

        (c) Within seven Business Days (or within such shorter period as release can reasonably be accomplished if the Servicer notifies the Trustee of an exigency) of the Servicer's request therefor, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee an Officer's Certificate requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of




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the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section 5.15. Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to receive the amounts described below (the "Servicing Fee") on each Distribution Date with respect to each Mortgage Loan. As to each such Mortgage Loan, the Servicer shall be entitled to accrue a fee at the Servicing Fee Rate and shall be computed on the basis of Stated Principal Balance of such Mortgage Loan and the Interest Accrual Period for such Distribution Date. The Servicing Fee with respect to any Mortgage Loan shall cease to accrue if such Mortgage Loan becomes a Liquidated Mortgage Loan. As to each such Mortgage Loan, the Servicing Fee shall be payable monthly from payments of interest on such Mortgage Loan. The Servicer shall be entitled to recover unpaid Servicing Fees in respect of any Mortgage Loan out of related Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 5.06.

        The Servicer shall be required to pay all expenses incurred by it in connection with its Servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

        Section 5.16. Establishment of Pre-Funding Account; Permitted
Withdrawals.

        (a) No later than the Closing Date, the Trustee will establish and thereafter maintain for the benefit of the Certificateholders a segregated trust account (the "Pre-Funding Account") which shall be an Eligible Account. On the Closing Date, the Depositor shall remit or cause to remit to the Trustee from the proceeds of the sale of the Offered Certificates, and the Trustee shall deposit, $71,386,883 in the Pre-Funding Account. In addition, on the Closing Date the Depositor shall remit to the Trustee for deposit in the Pre-Funding Account $758,486 to pay interest to the Holders of the Certificates to the extent of the Class Principal Balance thereof in excess of the Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date (such deposited amounts, the "Capitalized Interest"). Any investment earnings on the Pre-Funding Account shall be payable to and taxable to the Mortgage Loan Seller. The Pre-Funding Account (including the funds therein and Pre-Funding Earnings) shall not be an asset of Subsidiary REMIC or the Master REMIC. Pre-Funded Amounts may only be applied to acquire Mortgage Loans to be included in the Mortgage Pool.

        (b) On the Business Day preceding each Pre-Funding Distribution Date, the Trustee shall withdraw from the Pre-Funding Account any Pre-Funding Earnings on the amounts on deposit therein and pay such Pre-Funding Earnings to the Mortgage Loan Seller. The Trustee shall invest moneys at the direction of the Mortgage Loan Seller in the Pre-Funding Account in Eligible Investments, which shall mature not later than the Determination Date next following the date of such investment, except that no investment needs to mature on or prior to the First Distribution Date, and shall not be sold or disposed of prior to its maturity. On each Subsequent Transfer Date, the Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the principal balance of each Subsequent Mortgage Loan to be assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or at the direction of the Mortgage Loan Seller. On the Business Day immediately preceding the last Pre-Funding Distribution Date, if any amounts remain in the Pre-Funding Account after the withdrawals specified above, the Trustee shall withdraw such amounts and deposit them into the Distribution Account for




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distribution on account of principal to the Class A Certificateholders with respect to the Pre-Funded Amount remaining on the succeeding Distribution Date and the Pre-Funding Account shall be closed. Notwithstanding the foregoing, amounts constituting Capitalized Interest may only be used to pay interest on the Certificates and will be remitted to the Mortgage Loan Seller at such time as the Pre-Funding Account is to be closed.

        Section 5.17. Annual Statement as to Compliance.

        The Servicer shall deliver to the Trustee, with a copy to the Depositor, on or before February 28, beginning in February 2004, and each year thereafter, an Officer's Certificate stating, as to each signer thereof, that
(i) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) the Servicer has received no notice regarding qualification, or challenging the status, of Subsidiary REMIC or the Master REMIC as a REMIC from the Internal Revenue Service or any other governmental agency or body.

        Section 5.18. Reports by Independent Public Accountants. On or before February 28, 2004, and each year thereafter, the Servicer, at its expense, shall cause a firm of nationally recognized Independent public accountants, which is a member of the American Institute of Certified Public Accountants, to furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans by the Servicer pursuant to an agreement substantially similar to this Agreement and that their examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, disclosed no exceptions or errors in records relating to the servicing of the Mortgage Loans pursuant to an agreement substantially similar to this Agreement that in their opinion are material, except for such exceptions as are set forth in their statement.

        Section 5.19. Access to Certain Documentation. The Servicer shall provide to the Trustee and any federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans which may be required by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Servicer designated by it.

        Section 5.20. Title, Conservation and Disposition of REO Property. The Servicer shall manage, conserve, protect and operate each REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the



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Certificateholders. The Servicer shall notify the Trustee monthly as to the status of each REO Property.

        The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

        The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property in the Collection Account.

        The Servicer shall deposit net of reimbursement to the Servicer for any related outstanding Servicing Advances, any related unreimbursed Monthly Advances and unpaid Servicing Fees provided in Section 5.06 hereof, or cause to be deposited, on a daily basis in the Collection Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

        The Servicer, upon the liquidation of any REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Monthly Advances as well as any unpaid Servicing Fees from REO Proceeds received in connection with such sale, as further provided in Section 5.12.

        Section 5.21. [Reserved]

        Section 5.22. Subservicing Agreements Between Servicer and
Subservicers.

        (a) The Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Servicer hereunder, but the Servicer shall remain primarily liable hereunder for Servicing the Mortgage Loans. Each Subservicer shall be either (i) a depository institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating, acquiring or servicing loans, and in either case shall (a) be authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, (b) be a Freddie Mac, Fannie Mae or a Housing and Urban Development approved mortgage servicer, and (c) have qualifications comparable or better than those of the Servicer. In addition, each Subservicer will obtain and preserve its qualifications to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform or cause to be performed its duties under the related Subservicing Agreement. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section 5.27. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer shall remain obligated under the related Subservicing Agreement. The Servicer and the Subservicers may make amendments to the Subservicing Agreements or




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enter into different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Trustee or the Certificateholders, without their consent. Each Subservicing Agreement shall provide that if the Servicer is terminated pursuant to Section 8.01, the Successor Servicer shall succeed to the rights and obligations (other than obligations incurred by the outgoing Servicer prior to termination) under the Subservicing Agreement.

        (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Certificateholders, shall use its best efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement, or to purchase a Mortgage Loan on account of defective documentation or on account of a breach of a representation or warranty. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the cost of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or
(ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

        Section 5.23. Successor Subservicers. The Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and without limitation by virtue of this Agreement. In the event of termination of any Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Subservicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 5.22. If the Servicer enters into a Subservicing Agreement with a successor Subservicer, the Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans.

        Section 5.24. Liability of the Servicer. Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans (including the making of Monthly Advances) in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be




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

entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

        Section 5.25. No Contractual Relationship Between Subservicers and Trust Fund. Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and none of the Trust Fund, the Trustee or the Certificateholders shall be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer or the Subservicing Agreements except upon assumption of the rights and obligations of the Servicer pursuant to Section 5.26.

        Section 5.26. Assumption or Termination of Subservicing Agreements by Successor Servicer. In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an event of default under Section 8.01), the Successor Servicer appointed pursuant to Section 8.03 shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, with copies thereof provided to the Successor Servicer prior to the Successor Servicer assuming such rights and obligations, unless the Successor Servicer is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms. The Successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements, and the Servicer shall continue to be entitled to any rights or benefits which arose prior to its termination as Servicer.

        The Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

        Section 5.27. Subservicing Accounts. In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Servicer shall cause the Subservicer pursuant to the Subservicing Agreement to establish and maintain one or more accounts (collectively, the "Subservicing Account"). The Subservicing Account shall be a segregated Eligible Account and shall otherwise be acceptable to the Servicer. All amounts held in a Subservicing Account shall be held in trust for the benefit of the Certificateholders. The Subservicer will be required to deposit into the Subservicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Subservicer, including the proceeds of any Principal Prepayment in Full made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds, less its servicing compensation (which shall in no event exceed the Servicing Fee) and any unreimbursed expenses and advances, to the extent permitted by the Subservicing Agreement. On each remittance date required under the applicable Subservicing Agreement (each a "SubDetermination Date") the Subservicer will be required to remit to the Servicer for deposit in the Collection Account all funds held in the Subservicing Account with respect to any Mortgage Loan as of the SubDetermination Date, after




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

deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related Subservicing Agreement, to the extent not previously paid to or retained by it. In addition, on each SubDetermination Date the Subservicer will be required to remit to the Servicer any amounts required to be advanced pursuant to the related Subservicing Agreement. The Subservicer will also be required to remit to the Servicer for deposit in the Collection Account, within one Business Day of receipt, the proceeds of any Principal Prepayment in full made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds.

        Any institution maintaining the Subservicing Account may at the written direction of the Servicer invest the funds as so directed in such account in Eligible Investments, which shall mature not later than the Business Day immediately preceding the SubDetermination Date next following the date of such investment (except that if such Eligible Instrument is an obligation of the institution that maintains such account, then such Eligible Instrument shall mature not later than such SubDetermination Date) and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be registered in the name of the Servicer (in its capacity as servicer hereunder) or its nominee with respect to the Subservicing Account. All income and gain realized from any such investment, as well as any interest earned on deposits, in the Subservicing Account, shall be for the benefit of the Servicer. The Servicer shall deposit in the Subservicing Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss.

        Section 5.28. Distribution Reports by the Servicer.

        (a) Prior to the close of business on the 10th day of any month (or if such day is not a Business Day, the immediately preceding Business Day) next succeeding each Determination Date, the Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee setting forth (i) the Available Funds, (ii) the amounts required to be withdrawn from the Collection Account and deposited into the Distribution Account on the immediately succeeding Determination Date pursuant to clause
(iii) of Section 6.01(a), (iii) the amount of Prepayment Interest Shortfalls and (iv) to the extent required, a report detailing, with respect to each Mortgage Loan, the information set forth in Section 6.02. The determination by the Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

                              [End of Article V]




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                                  Article VI

                      PAYMENTS TO THE CERTIFICATEHOLDERS

        Section 6.01. Distributions.

        (a) The Trustee shall establish and maintain a Distribution Account in the name of the Trustee for the benefit of the Certificateholders which shall be an Eligible Account, in which the Servicer shall cause to be deposited on behalf of the Trustee on or before 12:00 noon New York time on each Determination Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Monthly Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Distribution Account pursuant to Section 6.03(c), (iii) any amount required to be paid pursuant to Section 10.01, (iv) an amount equal to the expenses of the Trustee payable on such Distribution Date, (v) an amount equal to the Capitalized Interest Requirement for the related Distribution Date, and (vi) all other amounts constituting Available Funds for the immediately succeeding Distribution Date. Any such amounts shall be distributed on the immediately following Distribution Date as part of Available Funds.

        (b) On each Distribution Date, prior to making any other distributions referred to in this Section 6.01, the Trustee shall reimburse itself for any expenses due it pursuant to this agreement (which additional expenses may not exceed $100,000 per year, exclusive of Servicing Transfer Costs incurred by the Trustee in connection with a transfer of servicing).

        (c) The Trustee may invest or cause the institution maintaining the Distribution Account to invest the funds in the Distribution Account in Eligible Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment managed by the institution (or any affiliate thereof) with which the Distribution Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Distribution Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Distribution Account by the Trustee out of its own funds immediately as realized.

        (d) On each Distribution Date the Trustee shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 10.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or, if such Certificateholder has not so notified the Trustee by five days prior to the Distribution Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based




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on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts), sequentially, in the following order of priority, in each case to the extent of Available Funds:

              (i) concurrently, to the Class A, Class A-X and Class A-R Certificates, pro rata, the applicable Accrued Certificate Interest for that Distribution Date;

              (ii) to the Reserve Fund, an amount equal to 1/12th of (i) the excess, if any, of the Weighted Average Net Mortgage Rate for such Distribution Date over the weighted average of the Pass-Through Rates of the Class A Certificates for that Distribution Date, multiplied by
        (ii) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date;

              (iii) to the Classes of Senior Certificates (other than the Class A-X Certificates) the Senior Optimal Principal Amount for that Distribution Date shall be distributed sequentially, (x) first, to the Class A-R Certificates, until its Certificate Principal Balance has been reduced to zero, and then (y) concurrently, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, pro rata, until their respective Certificate Balances have been reduced to zero;

              (iv) to the Class B-1 Certificates in the following order: (1) the Accrued Certificate Interest on the Class B-1 Certificates for that Distribution Date and (2) the Class B-1 Certificates' Allocable Share for that Distribution Date;

              (v) to the Class B-2 Certificates in the following order: (1) the Accrued Certificate Interest on the Class B-2 Certificates for that Distribution Date and (2) the Class B-2 Certificates' Allocable Share for that Distribution Date;

              (vi) to the Class B-3 Certificates in the following order: (1) the Accrued Certificate Interest on the Class B-3 Certificates for that Distribution Date and (2) the Class B-3 Certificates' Allocable Share for that Distribution Date;

             (vii) to the Class B-4 Certificates in the following order: (1) the Accrued Certificate Interest on the Class B-4 Certificates for that Distribution Date and (2) the Class B-4 Certificates' Allocable Share for that Distribution Date;

            (viii) to the Class B-5 Certificates in the following order: (1) the Accrued Certificate Interest on the Class B-5 Certificates for that Distribution Date and (2) the Class B-5 Certificates' Allocable Share for that Distribution Date;

              (ix) to the Class B-6 Certificates in the following order: (1) the Accrued Certificate Interest on the Class B-6 Certificates for that Distribution Date and (2) the Class B-6 Certificates' Allocable Share for that Distribution Date;

              (x) to the Trustee, any additional expenses due to it pursuant to this Agreement in excess of $100,000 per year and that have not been remitted pursuant to Section 6.01(b); and



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

              (xi) to the Class A-R Certificates, any remaining portion of the Available Funds for that Distribution Date.

        (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

        (f) Except as otherwise provided in Section 10.01, if the Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 10.01 do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Distribution Account and credited to a separate escrow account for the benefit of such Certificateholders.

        Section 6.02. Statements to the Certificateholders. No later than each Distribution Date, the Trustee shall prepare, based solely on loan level information furnished by the Servicer pursuant to Section 5.28, and shall make available to each holder of the related Class of Certificates, each Rating Agency a statement setting forth the following information:

              (i) the amount of the distribution on the Distribution Date made to the Holders of each Class of Certificates allocable to principal;

              (ii) the amount of the distribution on the Distribution Date made to the Holders of each Class of Certificates allocable to interest;

             (iii) any unpaid Interest Shortfalls included in such distribution and the aggregate Interest Shortfalls remaining unpaid as of such Distribution Date;

              (iv) the Certificate Principal Balance or Notional Amount of each Class of Certificates after giving effect to distribution of principal on that Distribution Date;

              (v)  the Pool Balance for the Distribution Date;

              (vi) the Senior Percentage and the Subordinate Percentage;



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

              (vii) the aggregate amount of Servicing Fees paid to or retained by the Servicer with respect to the related Distribution Date;

             (viii) the Pass-Through Rate of interest on each Class of Certificates for that Distribution Date;

              (ix) the aggregate amount of Advances included in the distribution for the applicable Distribution Date and the aggregate amount of Advances outstanding as of the Distribution Date;

              (x) (a) the number and aggregate unpaid principal balance of Mortgage Loans (exclusive of Mortgage Loans in foreclosure) delinquent:

                        (i)   1 to 30 days;

                        (ii)  31 to 60 days;

                        (iii) 61 to 90 days; and

                         (iv) 91 or more days.

                    (b) the number and aggregate unpaid principal balance of Mortgage Loans in foreclosure and delinquent;

                         (i)   with respect to any Mortgage Loan that
                    became an REO Property during the preceding calendar month, the Mortgage Loan number of the related Mortgage Loan, the unpaid principal balance of the related Mortgage Loan and the principal balance of the related Mortgage Loan as of the date it became an REO Property;

                        (ii) the total number and cumulative principal balance of all REO Properties as of the close of business of the determination date;

                       (iii) the Senior Prepayment Percentage for the Distribution Date;

                        (iv) the aggregate Realized Losses incurred during the prior calendar month; and

                         (v)   each Special Hazard Loss Coverage
                    Amount, each Fraud Loss Coverage Amount and each Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date.

        The Trustee's responsibility for distributing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information received from the Servicer.



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

        Notwithstanding the foregoing, the Trustee may make the statements described above available to Certificateholders by way of the Trustee's internet website. The Trustee's internet website shall be located initially at "www.ctslink.com". The Trustee shall provide assistance in using its website through its customer service desk, which shall be accessible by calling (301) 815-6600. Any Certificateholder that is unable to use such website, and so informs the Trustee's customer service desk by telephone, shall be entitled to receive paper copies of such statements via first class mail. The Trustee shall have the right to alter the manner in which such statements are distributed to Certificateholders to make such distribution more convenient and/or to improve access to such statements; provided that the Trustee shall provide the Certificateholders with timely and adequate notification of any such change in manner of distribution.

              Section 6.03. Monthly Advances by the Servicer.

        (a) On the Determination Date, the Servicer is required to deliver to the Trustee for deposit into the Distribution Account an amount equal to all Monthly Payments, not previously advanced by the Servicer (with interest adjusted to the Mortgage Rate net of the Servicing Fee Rate), which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date. If the Servicer does not make a required Monthly Advance, the Trustee (only if it has succeeded to the obligations of the Servicer) shall make such Monthly Advance on the following Distribution Date. The Trustee shall be reimbursed prior to the Servicer for any Monthly Advances made pursuant to this Agreement.

        (b) The Servicer 's obligation to make Monthly Advances as to any Mortgage Loan shall continue through the remittance date following the earlier to occur of (i) the repurchase of the Mortgage Loan by the Servicer, if applicable, and (ii) the acquisition or disposition of title to the related Mortgaged Property through foreclosure or receipt of a deed in lieu of foreclosure; provided, however, that the Servicer shall not be required to make a Monthly Advance if the Servicer determines, in its reasonable judgment, that such Monthly Advance would not be recoverable from Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or condemnation proceeds) on the related Mortgage Loan and delivers to the Trustee an Officer's Certificate setting forth the basis for such determination; provided, further, that the Servicer shall not be required to make a Monthly Advance with respect to the principal portion of the Monthly Payment for any Mortgage Loan for which a balloon payment is due on the maturity date of such Mortgage Loan. The Trustee may rely conclusively on any determination by the Servicer that a Monthly Advance would not be recoverable.

        (c) In the event that any Mortgage Loan is the subject of a Prepayment Interest Shortfall prior to the Determination Date for a Distribution Date, the Servicer shall be obligated, to the extent of the Servicing Fee for such Distribution Date, to remit to the Trustee for deposit into the Distribution Account on the related Determination Date, as a reduction of the Servicing Fee (but not in excess thereof) for such Distribution Date, an amount equal to the Prepayment Interest Shortfall; and in the case of such deposit, the Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Mortgage Loan Seller, the Trustee or the Certificateholders. Such deposited amount shall be part of Available Funds for such Distribution Date.



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

        Section 6.04. Reserve Fund.

        (a) On the Closing Date, the Trustee shall establish and maintain a Reserve Fund (the "Reserve Fund") for the benefit of the Class A Certificateholders in the name of Wells Fargo Bank Minnesota, National Association, as trustee for the benefit of the holders of Morgan Stanley Dean Witter Capital I Trust 2003-HYB1 Class A Certificates. The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be applied for the benefit of the Class A Certificateholders.

        (b) On each Distribution Date to and including the December 2007 Distribution Date, the Trustee shall transfer from the Distribution Account to the Reserve Fund all amounts distributable on that Distribution Date pursuant to Section 6.01(d)(ii).

        (c) On each Distribution Date, funds on deposit or deposited on such date to the Reserve Fund shall be applied towards the distribution of any Pass-Through Shortfall Carryforward Amount to the Class A Certificateholders; provided that $10,000 shall remain on deposit at all times in the Reserve Fund to and including the December 2007 Distribution Date.

        (d) The Trustee shall invest moneys in the Reserve Fund in Eligible Investments as directed by NOVUS Receivables Financing, Inc., as designee of the Depositor, or another entity designated by NOVUS Receivables Financing, Inc., which investments shall mature not later than the Distribution Date following the date of such investment and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee. All net income and gain realized from any such investment shall be paid to, and for the benefit of, NOVUS Receivables Financing, Inc., as designee of the Depositor or another entity designated by NOVUS Receivables Financing, Inc., on each Distribution Date. To the extent that NOVUS Receivables Financing, Inc. or another entity designated by it does not deposit into the Reserve Fund out of its own funds immediately as realized without reimbursement the amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments), such losses may be offset from the amounts that such entity would otherwise be entitled to received under Section 6.01(a).

        (e) The Depositor shall evidence ownership for federal tax purposes in amounts on deposit in the Reserve Fund.

        (f) Upon the earlier of (i) the Distribution Date in December 2007 and
(ii) the termination of the Trust Fund, any amounts remaining in the Reserve Fund shall be distributed to the Depositor or its designee in the same manner as if distributed pursuant to Section 6.04(d) hereof.

        Section 6.05. Reports to the Securities and Exchange Commission.

        (a) The Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the Securities Exchange Act of 1934, as amended. The Trustee shall prepare and deliver to the Servicer any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission thereunder. The Servicer shall sign, and the Trustee shall file (via the Securities and Exchange Commission's Electronic Data Gathering




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

and Retrieval System), any Form 10-K, and the Trustee shall sign and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) any Form 8-K.

        (b) Each Form 8-K shall be filed by the Trustee within 15 days after each Distribution Date, including a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 30th of 2004, and each year thereafter (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission), the Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff's interpretations. Such Form 10-K shall include as exhibits to the Servicer's annual statement of compliance described under Section 5.17 and the accountant's report described under Section 5.18, in each case to the extent they have been timely delivered to the Trustee. If they are not so timely delivered, the Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith. The Form 10-K shall also include a certification in the form attached hereto as Exhibit Q (the "Certification"), which shall, except as described below, be signed by the senior officer of the Servicer in charge of the servicing function of the Servicer. On or before the fifth Business Day prior to March 30th, 2004, and each year thereafter for which a Form 10-K is filed under this paragraph, the Trustee shall deliver to the Servicer a certification in the form attached hereto as Exhibit R (the "Trustee Certification"). Notwithstanding the foregoing, if it is determined by the Servicer that the Certification may be executed by multiple persons, the Trustee shall sign the Certification in respect of items 1 through 3 thereof and the Servicer shall cause the senior officer in charge of servicing at the Servicer to sign the Certification in respect of items 4 and 5 thereof. The Trustee may rely on the Certification signed by the Servicer to the same extent as provided in subsection (c) below.

        (c) In the event that prior to the filing date of the Form 10-K in March of each year, the Trustee or the Servicer has actual knowledge of information material to the Certification, that party shall promptly notify the other party. In addition, (i) the Trustee shall indemnify and hold harmless the Servicer and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Trustee's obligations under this Section 6.05 or the Trustee's negligence, bad faith or willful misconduct in connection therewith, and (ii) the Servicer shall indemnify and hold harmless the Trustee and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer's obligations under this Section 6.05 or the Servicer's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then
(i) the Trustee agrees in connection with a breach of the Trustee's obligations under this Section 6.05 or the Trustee's negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the Servicer as a result of the losses, claims, damages or liabilities of the Servicer in such proportion as is appropriate to reflect the relative fault of the Servicer on the one hand and the Trustee on the other and (ii) the Servicer agrees in connection with a breach of the Servicer's obligations under




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

this Section 6.05 or the Servicer's negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the Trustee as a result of the losses, claims, damages or liabilities of the Trustee in such proportion as is appropriate to reflect the relative fault of the Trustee on the one hand and the Servicer on the other.

        (d) Upon any filing with the Securities and Exchange Commission, the Trustee shall promptly deliver to the Depositor a copy of any such executed report, statement or information.

        (e) Prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust.


                              [End of Article VI]





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                                 Article VII

            THE DEPOSITOR THE MORTGAGE LOAN SELLER AND THE SERVICER

        Section 7.01. Respective Liabilities of the Depositor and the Mortgage Loan Seller and the Servicer. The Depositor, the Mortgage Loan Seller and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

        Section 7.02. Limitation on Liability of the Depositor, the Mortgage Loan Seller and Others. None of the Depositor, the Mortgage Loan Seller, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Mortgage Loan Seller or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Mortgage Loan Seller , the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Mortgage Loan Seller, the Servicer or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Mortgage Loan Seller and any director, officer, employee or agent of the Depositor or the Mortgage Loan Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Mortgage Loan Seller, the Servicer and any director, officer, employee or agent of the Depositor, the Mortgage Loan Seller and the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Mortgage Loan Seller or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Mortgage Loan Seller or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.

        Section 7.03. Servicer Indemnity.

        The Servicer shall indemnify the Trust Fund against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from claims or actions that were caused by or resulted from the failure of the Servicer to perform its duties and to service the Mortgage Loans in accordance with the terms of this Agreement, the Servicer's willful misfeasance, bad faith or negligence or its negligent disregard of its obligations.





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        Section 7.04. "One-Action" Rule. If the Servicer takes any action or fails to take any action as Servicer that results in their inability to realize a material portion of the collateral for any Mortgage Loan as a result of the application of a "one-action" rule or similar law, the Servicer shall be deemed to have been conclusively negligent.

                             [End of Article VII]



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                                 Article VIII

                                    DEFAULT

        Section 8.01. Events of Default. If one or more of the following Events of Default shall occur and be continuing:

             (i) Any failure by the Servicer (a) to deposit in the Collection Account any deposit required to be made under the terms of the Agreement that continues unremedied for a period of five Business Days or (b) to deposit in the Distribution Account any deposit required to be made under the terms of the Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee; provided, however, that if the Servicer fails to make any deposit required by this Agreement, including any Monthly Advance, required to made by the Servicer on the Determination Date (without regard to any grace period), the Servicer shall pay to the Trustee, for the account of the Trustee, interest on such late remittance at the Prime Rate from and including the Determination Date to but excluding the Distribution Date; or

            (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Agreement, which failure, in each case, materially and adversely affects the interests of Certificateholders and which continues unremedied for a period of 60 days, after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Trustee; or

           (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of



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        any applicable insolvency or reorganization statute, make
        an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

        then, and in every such case, so long as an Event of Default shall not have been remedied by the Servicer, the Trustee may terminate all of the rights and obligations of the Servicer under this Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the Trustee may exercise any and all other remedies available at law or equity. Any such notice to the Servicer shall also be given to each Rating Agency. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer designated by the Trustee as pledgee of the Mortgage Loans, pursuant to and under this Section 8.01; and, without limitation, such successor servicer or the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise; provided, that, without affecting the immediate termination of the rights of the Servicer hereunder, it is understood and acknowledged by the parties hereto that there will be a period of transition, not to exceed 90 days before the servicing transfer is fully effected; and provided, further, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide the documents and records required by Section
8.01 hereof shall not be considered a default by the Trustee as successor to the Servicer hereunder. The Servicer agrees to cooperate with such successor servicer or the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to such successor servicer or the Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Servicer in the Collection Account or thereafter received by the Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

        Notwithstanding the foregoing, a delay in or failure of performance under Section 8.01(i) or under Section 8.01(ii) after the applicable grace periods specified in such Sections, shall not constitute an Event of Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee and the Certificateholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Trustee in writing of any Event of Default.




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        Section 8.02. Waiver of Defaults. The Trustee may waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required distribution on any of the Certificates may only be waived by the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right contingent thereon except to the extent expressly so waived.

        Section 8.03. Trustee to Act; Appointment of Successor.

        (a) Within 90 days of the time the Servicer (and the Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to
Section 8.01, the Trustee (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions thereof arising on and after its succession. Notwithstanding the foregoing, the parties hereto agree that the Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make advances. Notwithstanding the foregoing, the Trustee, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts. As compensation therefor, the Trustee (or such other successor Servicer) shall be entitled to such compensation as the Servicer would be entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to this Agreement (or such other compensation as the Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy to indemnify the Trustee, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the




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successor Servicer or the Trustee, as applicable, shall be entitled to reimbursement therefor from the assets of the Trust) pursuant to Section
6.01(b).

        Section 8.04. Notification to Certificateholders.

        (a) Upon any such termination pursuant to Section 8.01, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

        (b) Within 60 days after obtaining actual knowledge of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default has been cured or waived.

                             [End of Article XIII]





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                                  Article IX

                            CONCERNING THE TRUSTEE

        Section 9.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to, and is empowered to, perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee as enumerated in this Agreement shall not be construed as a duty; provided that in case an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such man's own affairs.

        The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement.

        No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own intentional misconduct, and, if the Trustee is acting as the successor Servicer pursuant to Section 8.03, its own willful misconduct with respect to its servicing obligations; provided, however, that:

              (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

             (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence at least 25% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates) as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.



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

        Section 9.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

              (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

              (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

              (iv) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

              (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the fact or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing at least 25% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation; and

              (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.


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

        Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly authenticated by it) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Servicer.

        Section 9.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

        Section 9.05. Trustee's Compensation and Reimbursement. The Trustee shall be entitled to receive, on each Distribution Date, the investment earnings on the Distribution Account pursuant to Section 6.01(c) hereof, as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Upon the resignation or removal of the Trustee, the Trustee shall only be entitled to its Trustee Fees accrued up to the time of such resignation or removal and shall thereafter not be entitled to any additional Trustee Fees. Notwithstanding anything to the contrary in this Agreement, the provisions of this Section shall survive the termination or assignment of this Agreement and the resignation or removal of the Trustee herein.

        The Trust Fund agrees to indemnify the Trustee and each of its directors, officers, employee and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder; provided, however, the Trustee shall have the right to consent to any settlement if the amount of such settlement is less than full indemnification or the Trustee would not be fully released from liability with respect to such action as a result of such settlement. Any amounts payable to the Trustee and its directors, officers, employees or agents, in respect of indemnification provided by this paragraph, or pursuant to any other right of reimbursement pursuant to this Agreement that the Trustee and its agents may have hereunder in its capacity as such may be withdrawn by the Trustee from the Distribution Account and paid to the itself, or its agents, at any time pursuant to Section 6.01.

        Section 9.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city reasonably acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. The Trustee shall not be an affiliate of the Mortgage Loan Seller or the Depositor. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the




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purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

        Section 9.07. Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer, any Sub-Servicer, the Mortgage Loan Seller and the Rating Agencies. Upon receiving such notice of resignation, the Depositor and the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee; provided that such appointment does not result in a reduction or withdrawal of the rating of the Certificates. The Depositor and the Servicer shall make a good faith effort to appoint a successor within 30 days of its receipt of such notice. The Depositor and the Servicer shall indemnify the Trustee for any loss, liability, or expense incurred as a result of the Depositor's and the Servicer's failure to make a good faith effort to appoint a successor Trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06, (ii) the Depositor and the Servicer have delivered to the Trustee a letter from any Rating Agency to the effect that the rating of the Certificates has been or is about to be reduced or withdrawn on account of a reduction in the long-term credit rating of the Trustee or the parent of the Trustee and the Trustee shall fail to resign after written request therefor by the Depositor and the Servicer, or (iii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor and the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

        The Holders of Certificates evidencing in the aggregate more than 50% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates) may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. If the Trustee is removed without cause, the terminating party shall be responsible for all expenses incurred in connection with the removal of the Trustee and the assumption of the Trustee's duties by a successor trustee.

        Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08.


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        Section 9.08. Successor Trustee. Any successor trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 and the Depositor shall have received written notice from each Rating Agency that the appointment of the successor trustee will not result in reduction of the then current rating on the Certificates.

        Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register, and to each Rating Agency, the Servicer and any Sub-Servicer. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

        Section 9.09. Merger or Consolidation of Trustee. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        Section 9.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof. No co-trustee shall be obligated to make any Monthly Advances required pursuant to Section 6.03.

        In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of it estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 9.11. Appointment of Office or Agency. The Trustee may appoint an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. As of the Closing Date, the Trustee designates its offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for purposes of surrendering Certificates for registration, transfer, exchange or termination. The Trustee will maintain an office at the address stated in Section 11.08 hereof where notices and demands to or upon the Trustee in respect of the Certificates may be served.

                              [End of Article IX]

                                   Article X

                                  TERMINATION

        Section 10.01. Termination. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund as described below and (b) the later of (i) the maturity or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property; and
(ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of: (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof or (ii) the Final Scheduled Distribution Date.

        The Servicer shall have the right to purchase all Mortgage Loans and REO Properties in the Trust Fund on the first Distribution Date after the date on which the Pool Principal Balance, at the time of any such repurchase, is less than or equal to ten percent (10%) of the Original Pool Principal Balance as of the Cut-off Date. Should the Servicer choose to exercise this option, the Servicer will be required to effect such repurchase at the price equal to the sum of (i) 100% of the Stated Principal Balance of Mortgage Loans (other than in respect of REO Property) plus any unreimbursed Monthly Advances or Servicing Advances with respect thereto and accrued and unpaid interest thereon at the applicable weighted average Mortgage Rate (net of the related Servicing Fee Rate) in effect for such Distribution Date to but not including such Distribution Date; (ii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan) (less the good faith estimate of the Servicer of Servicing Advances to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer, the Mortgage Loan Seller and the Trustee; and (iii) any amounts then owed to the Trustee with respect to the Mortgage Loans under this Agreement.

        If on any Determination Date, (i) the Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Servicer shall inform the Trustee, whereupon the Trustee shall send a final distribution notice promptly to each Certificateholder or (ii) the Trustee determines that a Class of Certificates shall be retired after a final distribution on such Class, the Trustee shall notify the Certificateholders within two (2) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Trustee.

        Notice of any final distribution due to a complete or partial termination described in the first or second paragraph of this Section, specifying the Distribution Date upon which all or the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by the Trustee by letter to Certificateholders and the Rating Agencies mailed no later than the 22nd day of the month preceding the month of such final distribution; provided, that in the event the Trustee determines that the Trust Fund will be terminated pursuant to clause (a) of the first paragraph of this Section 10.01, the Trustee shall notify the Certificateholders thereof no later than the twelve (12th) day preceding such final distribution. If the Servicer elects to terminate the Trust Fund pursuant to the second paragraph of this Section 10.01, at least 15 days prior to the date notice is to be mailed to the affected Certificateholders, the Servicer shall notify the Depositor and the Trustee of the date the Servicer intends to terminate the Trust Fund and of the applicable purchase price of the Mortgage Loans and REO Properties. Any such notice shall specify (i) the Distribution Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final payment, (iii) the location of the office or agency at which such presentation and surrender must be made, and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of such Certificates at the office or agency of the Trustee therein specified. After giving such notice, the Trustee shall not register the transfer or exchange of any Certificates.

        In the event notice of termination pursuant to the second paragraph of this Section is given, the Servicer shall deliver to the Trustee for deposit in the Distribution Account, no later than 10:00 a.m. New York time on the day prior to the applicable Distribution Date, an amount equal to the price set forth in the second paragraph of this Section 10.01. Following such final deposit the Trustee shall promptly release to the Servicer the Mortgage Files for the remaining Mortgage Loan and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer and shall have no further responsibility with regard to such Mortgage Files.

        Upon presentation and surrender of the Certificates then outstanding, the Trustee shall on the final Distribution Date therefor distribute in the following amounts and order of priority, to the extent of available funds on deposit in the Distribution Account, (i) as to the Trustee and the Holders of the Certificates then outstanding, the amounts otherwise distributable to the Trustee and the Holders of such Classes of Certificates on such Distribution Date pursuant to Section 6.01(a); (ii) as to the Trustee, any other amounts then owed to them under this Agreement; and (iii) as to the related Class A-R Certificates, the amount, if any, that remains on deposit in the Distribution Account (other than the amounts retained with respect to the Mortgage Loan to meet claims) after application pursuant to clauses (i) and (ii) above.

        In the event that any affected Certificateholders shall not present and surrender Certificates within three months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to present and surrender their Certificates and receive the final distribution with respect thereto. If within three months after the second notice all the applicable Certificates shall not have been surrendered, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. Subject to applicable laws with respect to escheat of funds, any money held in the Distribution Account for the benefit of the remaining Certificateholders and remaining unclaimed for one year after the second notice has been given shall be discharged from the Trust Fund and be paid to the Class A-R Certificateholder; and the remaining related Certificateholders shall thereafter, as unsecured general creditors, look only to the Class A-R Certificateholders for payment thereof (but only to the extent of the amounts so paid to the related Class A-R Certificateholder), and all liability of the Trustee with respect to such trust money shall thereafter cease.

        Section 10.02. Additional Termination Requirements.

        (a) In the event the REMICs are terminated as provided in Section 10.01, each REMIC created hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Independent Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the related REMIC as defined in Section 860F of the Code, or (ii) cause the related REMIC (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Reserve Fund (including the funds therein)) to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

              (i) The Mortgage Loan Seller shall establish a 90-day liquidation period and notify the Trustee thereof, which shall in turn specify the first day of such period in a statement attached to the final tax returns of the Trust Fund pursuant to Treasury Regulation ss. 1.860F-1. The Mortgage Loan Seller shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Independent Opinion of Counsel obtained at the expense of the Mortgage Loan Seller;

             (ii) During such 90-day liquidation period, and at or prior to the Distribution Date for the final distribution, the Mortgage Loan Seller as agent of the Trustee shall sell all of the assets of the Trust Fund for cash; and

            (iii) At the time of the final payment on the related
        Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the related Class A-R Certificateholder all cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

                                  Article XI

                           MISCELLANEOUS PROVISIONS

        Section 11.01. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

        Section 11.02. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations, and liabilities of the parties hereto or any of them.

        No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and the Holders of Certificates evidencing in the aggregate not less than 25% of the Trust Fund (on the basis of the principal balances of the Certificates) shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.03. Amendment. This Agreement may be amended from time to time by the Depositor, the Mortgage Loan Seller, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or with the Prospectus Supplement or Prospectus pursuant to which the Class A and Public Subordinate Certificates were offered, (iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the rating of any Class of Certificates then given by a rating agency (it being understood that, after obtaining the rating of such Class of Certificates at the Closing Date, none of the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates), or (iv) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of any Class of Certificates that is a Class of Book-Entry Certificates as of the Closing Date is no longer permitted; provided that, in the case of clause (iv), such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

        This Agreement may also be amended from time to time by the Depositor, the Mortgage Loan Seller, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby, evidencing, as to each such Class, Percentage Interests aggregating not less than 66%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

        The Depositor, the Mortgage Loan Seller, the Servicer and the Trustee, may from time to time amend this Agreement without the consent of any of the Certificateholders to modify, eliminate or add to any of the provisions hereof to the extent necessary to maintain the qualification of each of the Subsidiary REMIC and the Master REMIC (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Reserve Fund (including the funds therein)) as a REMIC or to avoid the imposition of any material tax liability thereon at all times that any Certificate is outstanding.

        Promptly after the execution of any such amendment the Trustee shall furnish written notification of such amendment to each Certificateholder and the Rating Agencies.

        It shall not be necessary for the consent of Certificateholders under this Section 11.03 to approve the particular form of any proposed amendment but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        Notwithstanding any provisions of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first receive an Opinion of Counsel to the effect that such amendment will not result in the imposition of a tax on the Trust
Fund or cause any of Subsidiary REMIC or the Master REMIC (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Reserve Fund (including the funds therein)) fail to qualify as a REMIC at any time that any Certificates are outstanding. In no event shall any Opinion of Counsel provided pursuant to this Section 11.03 be an expense of the Trustee.

        Section 11.04. Recordation of Agreement; Counterparts. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Mortgage Loan Seller at the Mortgage Loan Seller's expense on direction of the Trustee accompanied by an Opinion of Counsel (which shall not be an expense of the Trustee) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

        This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.05. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

        Section 11.06. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.07. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Depositor, Morgan Stanley Dean Witter Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, (ii) in the case of the Servicer, Morgan Stanley Dean Witter Credit Corporation, 2500 Lake Cook Road, 3 West, Riverwoods, Illinois 60015, Attention: David L. Bianucci, (iii) in the case of the Mortgage Loan Seller, Morgan Stanley Dean Witter Credit Corporation, 2500 Lake Cook Road, 3 West, Riverwoods, Illinois 60015,
Attention: David L. Bianucci, (iv) in the case of the Trustee, at the Corporate Trust Office, 9062 Old Annapolis Road, Columbia, Maryland 21045,
Attention: Morgan Stanley Dean Witter Capital I, Mortgage Pass-Through Certificates, Series 2003-HYB1, with a copy to P.O. Box 98, Columbia, Maryland 21046 or, with respect to custodial matters, 1015 10th Avenue, S.E., Minneapolis, Minnesota 55414, Attention: Morgan Stanley Dean Witter Capital 2003-HYB1 Trust, Mortgage Pass-Through Certificates, Series 2003-HYB1, (v) in the case of Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Structured Finance Surveillance, (vi) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041, Attention:
Mortgage Surveillance Group, or (vii) in the case of any of the foregoing persons, such other addresses as may hereafter be furnished by any such persons to the other parties to this Agreement. Notice to a Certificateholder shall be sent

U.S. mail first class postage prepaid and shall be deemed given when mailed addressed to the address shown in the Certificate Register, by facsimile or by electronic mail.

                              [End of Article XI]

        IN WITNESS WHEREOF, the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       MORGAN STANLEY DEAN WITTER
                                          CAPITAL I, INC., as Depositor


                                       By  /s/ Sanjeev Khanna
                                           -----------------------------
                                         Name:  Sanjeev Khanna
                                         Title: Vice President


                                       MORGAN STANLEY DEAN WITTER
                                       CREDIT CORPORATION,
                                       as Servicer and Mortgage Loan Seller


                                       By  /s/ David L. Bianucci
                                           -----------------------------
                                         Name:  David L. Bianucci
                                         Title:  Vice President


                                       Wells Fargo Bank Minnesota,
                                         National Association,
                                         as Trustee


                                       By  /s/ Amy Doyle
                                          -----------------------------
                                         Name:  Amy Doyle
                                         Title: Vice President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

        The foregoing instrument was acknowledged before me this 25th day of February, 2003, by Sanjeev Khanna, as Vice President of Morgan Stanley
Dean Witter Capital I, Inc., a Delaware corporation, on behalf of the corporation. He/She/They

( X) is/are personally known to me; or
( ) produced a ________ driver's license as identification; or ( ) produced _________________ as identification.


                                            /s/ Declan Brady, Notary
                                            ----------------------------
                                            Public, State of New York

                                            My commission expires: 6/5/2003
                                            Serial No.01BR6023627

                                                             (Notarial Seal)

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

        The foregoing instrument was acknowledged before me this 26th day of February, 2003, by David L. Bianucci, as Vice President of Morgan Stanley
Dean Witter Credit Corp., a Delaware corporation, on behalf of the corporation. He/She/They

(X ) is/are personally known to me; or
( ) produced a ________ driver's license as identification; or ( ) produced _________________ as identification.

                                            Brian Confino,
                                            --------------------------------
                                            Notary Public, State of New York

                                            My commission expires: 03/03/2007
                                            Serial No. 01C06088262

                                                             (Notarial Seal)

STATE OF MARYLAND )
                  )  ss.:
COUNTY OF HOWARD  )

        On the 27th day of February 2003, before me, a notary public in and for said State, personally appeared Amy Doyle, known to me to be an Vice President of Wells Fargo Bank Minnesota, National Association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association, and acknowledged to me that such banking association executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written.

                                            /s/ Lisa Carr
                                            --------------------------
                                            Notary Public


[Notarial Seal]

My Commission expires:  October 17, 2005

                                   EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

                          [On File With The Trustee]

                                   EXHIBIT B

                          [CONTENTS OF MORTGAGE FILE]

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items:

     A. With respect to Residential Mortgage Loans:

          (i) the original note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor") bearing all intervening endorsements, endorsed "Pay to the order of ______ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]");

          (ii) the original mortgage, deed of trust or other instrument (the "Mortgage") creating a first lien on the underlying property securing the Mortgage Loan (the "Mortgaged Property") and bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage, a true copy certified by the originator, or a duplicate or conformed copy of the Mortgage, together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title insurance policy, or a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);

          (iii) an original or copy of the assignment of the Mortgage (the "Assignment of Mortgage"), in blank, in form and substance acceptable for recording in the relevant jurisdiction and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[the Last Endorsee], successor by merger to [name of predecessor"]; in the event that the Mortgage Loan was acquired or originated while doing business and under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]");

          (iv) the originals or certified copies of all intervening assignments of the Mortgage, if any, with evidence of recording thereon, showing a complete chain of title to the Last Endorsee, including any warehousing assignment;

          (v) any assumption, modification, written assurance, substitution, consolidation, extension or guaranty agreement, if applicable;

          (vi) the original policy of title insurance (or a true copy thereof) with respect to any Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and

          (vii) if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required, in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located); and

          (viii) copy of the original pledge documentation for any Additional Collateral.

     B. With respect to Co-op Mortgage Loans:

          (i) the original note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor") bearing all intervening endorsements, endorsed "Pay to the order of ______ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]");

          (ii) the original loan and security agreement;

          (iii) the original cooperative shares;

          (iv) a stock power executed in blank by the person in whose name the cooperative shares are issued;

          (v) the proprietary lease or occupancy agreement accompanied by an assignment in blank of such proprietary lease;

          (vi) the recognition agreement executed by the cooperative corporation, which requires the cooperative corporation to recognize the rights of the lender and its successors in interest and assigns, under the Co-op Mortgage Loan;

          (vii) UCC-1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Co-op Mortgage Loan under the Uniform Commercial Code in the jurisdiction in which the cooperative project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder;

          (viii) the original policy of title insurance or with respect to any Mortgage Loan, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and

          (ix) any guarantees, if applicable.

                                   EXHIBIT C

                    FORM OF FACE OF CLASS A-[/ /] CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
          CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
          MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
          REVENUE CODE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                  CLASS A-[o]
             MORGAN STANLEY DEAN WITTER CAPITAL I 2003-HYB1 TRUST
                      Mortgage Pass-Through Certificates,
                               SERIES 2003-HYB1

NUMBER:  1                                      ORIGINAL DENOMINATION

DATE OF POOLING                                 $[o]
AND SERVICING AGREEMENT:
FEBRUARY 1, 2003

CUT-OFF DATE:
FEBRUARY 1, 2003

FINAL SCHEDULED                                 ORIGINAL CLASS A-[o] PRINCIPAL
MATURITY DATE:                                  BALANCE:  $[o]
March 25, 2033

FIRST DISTRIBUTION DATE:
MARCH 25, 2003                                  CUSIP [o]
     evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed-to-adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

     This Certificate does not represent an obligation of or interest in Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller, the Trustee or by any of their Affiliates or by any governmental agency or instrumentality.

     The principal balances of the Mortgage Loans evidenced by this Certificate ("Certificate Balance") will be reduced by a portion of the payments on such Mortgage Loans. Accordingly, following the initial issuance of the Certificates, the Certificate Balance of this Certificate will be different from the original denomination shown above.

     This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of a pool (the "Mortgage Pool") of the Mortgage Loans formed and sold by Morgan Stanley Dean Witter Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below) and certain other property held in trust for the benefit of Certificateholders including amounts held in the Pre-Funding Account and the Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Morgan Stanley Dean Witter Credit Corporation, as servicer (the "Servicer"). The Mortgage Loans were sold to the Depositor by Morgan Stanley Dean Witter Credit Corporation, as seller (the "Mortgage Loan Seller"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, the Servicer, the Mortgage Loan Seller and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, Mortgage Pass-Through Certificates, Series 2003-HYB1, Class A-[o] (the "Class A-[o] Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. All payments made under this Certificate will be made in accordance with the terms of the Agreement.

     Pursuant to the terms of the Agreement, the Trustee will distribute from certain funds in the Distribution Account on the 25th day of each month or, if such 25th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on March 25, 2003, to the Person in whose name this Certificate is registered on the related Record Date, all amounts required to be distributed to the Holder of this Certificate and pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or, by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Trustee in writing at least five Business Days prior to the Record Date for such Distribution Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Reference is hereby made to the further provisions of this Certificate set forth, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February  , 2003

                          Wells Fargo Bank Minnesota,
                              National Association,
                              as Trustee


                          By: ______________________________________________
                              Authorized Signatory

FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS A-[o] CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT

Wells Fargo Bank Minnesota, National Association, as Trustee


By:  __________________________________________
     Authorized Signatory

                      REVERSE OF CLASS A-[o] CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, Mortgage Pass-Through Certificates, Series 2003-1, and representing a beneficial ownership interest in the Trust Fund.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer and the Trustee shall treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer nor the Trustee will be affected by notice to the contrary.

     The respective obligations and responsibilities of the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder. The Servicer may purchase all the Mortgage Loans on any Distribution Date which occurs in the month following a Due Date on which the aggregate Stated Principal Balance of all outstanding Mortgage Loans is 10% or less of the Original Pool Principal Balance to be allocated to the purchase of Mortgage Loans in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

___________________________
___________________________


_______________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


_______________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________ Attorney
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)              _____________________________________________
                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT D

                    FORM OF FACE OF CLASS B-[o] CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
          CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
          MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
          REVENUE CODE.

          [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
          CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT
          REFERRED TO HEREIN.

          [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

          [NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE

          COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

                                  CLASS B-[o]
             MORGAN STANLEY DEAN WITTER CAPITAL I 2003-HYB1 TRUST
                      Mortgage Pass-Through Certificates,
                               SERIES 2003-HYB1

NUMBER:  1                                   ORIGINAL DENOMINATION

DATE OF POOLING                              $[o]
AND SERVICING AGREEMENT:
FEBRUARY 1, 2003

CUT-OFF DATE:
FEBRUARY 1, 2003

FINAL SCHEDULED                              ORIGINAL CLASS B-[o] PRINCIPAL
MATURITY DATE:                               BALANCE:  $[o]
March 25, 2033

FIRST DISTRIBUTION DATE:                     CUSIP [o]
MARCH 25, 2003

     evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed-to-adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

     This Certificate does not represent an obligation of or interest in Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by Morgan Stanley Dean Witter Capital I Inc., the Servicer, the

Mortgage Loan Seller, the Trustee or by any of their Affiliates or by any governmental agency or instrumentality.

     THe principal balances of the Mortgage Loans evidenced by this Certificate ("Certificate Balance") will be reduced by a portion of the payments on such Mortgage Loans. Accordingly, following the initial issuance of the Certificates, the Certificate Balance of this Certificate will be different from the original denomination shown above.

     This certifies that [CEDE & CO.] [NAME OF HOLDER IF PHYSICAL] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of a pool (the "Mortgage Pool") of the Mortgage Loans formed and sold by Morgan Stanley Dean Witter Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below) and certain other property held in trust for the benefit of Certificateholders including amounts held in the Pre-Funding Account and the Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Morgan Stanley Dean Witter Credit Corporation, as servicer (the "Servicer"). The Mortgage Loans were sold to the Depositor by Morgan Stanley Dean Witter Credit Corporation, as seller (the "Mortgage Loan Seller"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, the Servicer, the Mortgage Loan Seller and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, Mortgage Pass-Through Certificates, Series 2003-HYB1, Class B-[o] (the "Class B-[o] Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. All payments made under this Certificate will be made in accordance with the terms of the Agreement.

     Pursuant to the terms of the Agreement, the Trustee will distribute from certain funds in the Distribution Account on the 25th day of each month or, if such 25th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on March 25, 2003, to the Person in whose name this Certificate is registered on the related Record Date, all amounts required to be distributed to the Holder of this Certificate and pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or, by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Trustee in writing at least five Business Days prior to the Record Date for such Distribution Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     [Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Mortgage Loan Seller, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

     [No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

     Reference is hereby made to the further provisions of this Certificate set forth, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February  , 2003

                          Wells Fargo Bank Minnesota,
                              National Association,
                              as Trustee


                          By: ________________________________________________
                              Authorized Signatory

FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS B-[o] CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT

Wells Fargo Bank Minnesota, National Association, as Trustee


By: _____________________________________
    Authorized Signatory

                      REVERSE OF CLASS B-[o] CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, Mortgage Pass-Through Certificates, Series 2003-1, and representing a beneficial ownership interest in the Trust Fund.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer and the Trustee shall treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer nor the Trustee will be affected by notice to the contrary.

     The respective obligations and responsibilities of the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder. The Servicer may purchase all the Mortgage Loans on any Distribution Date which occurs in the month following a Due Date on which the aggregate Stated Principal Balance of all outstanding Mortgage Loans is 10% or less of the Original Pool Principal Balance to be allocated to the purchase of Mortgage Loans in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

     (PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

___________________________
___________________________



_______________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


_______________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint


___________________________________ Attorney
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                 _________________________________________
                                     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT E

                     FORM OF FACE OF CLASS A-X CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
          CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
          MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
          REVENUE CODE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT
          ENTITLED TO ANY DISTRIBUTION IN RESPECT OF PRINCIPAL.

                                   CLASS A-X
             MORGAN STANLEY DEAN WITTER CAPITAL I 2003-HYB1 TRUST
                      Mortgage Pass-Through Certificates,
                               SERIES 2003-HYB1

NUMBER:  1                                ORIGINAL NOTIONAL AMOUNT OF THIS
                                          CERTIFICATE

DATE OF POOLING                           $[o]
AND SERVICING AGREEMENT:
FEBRUARY 1, 2003

CUT-OFF DATE:
FEBRUARY 1, 2003

FINAL SCHEDULED                           ORIGINAL CLASS A-X NOTIONAL
MATURITY DATE:                            AMOUNT:  $[/ /]
March 25, 2033

FIRST DISTRIBUTION DATE:                  CUSIP [o]
MARCH 25, 2003

     evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed-to-adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

     This Certificate does not represent an obligation of or interest in Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller, the Trustee or by any of their Affiliates or by any governmental agency or instrumentality.

     The Notional Amount of this Certificate will be reduced by a portion of the payments on the Mortgage Loans. Accordingly, following the initial issuance of the Certificates, the Notional Amount of this Certificate will be different from the original denomination shown above.

     This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of a pool (the "Mortgage Pool") of the Mortgage Loans formed and sold by Morgan Stanley Dean Witter Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below) and certain other property held in trust for the benefit of Certificateholders including amounts held in the Pre-Funding Account and the Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Morgan Stanley Dean Witter Credit Corporation, as servicer (the "Servicer"). The Mortgage Loans were sold to the Depositor by Morgan Stanley Dean Witter Credit Corporation, as seller (the "Mortgage Loan Seller"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, the Servicer, the Mortgage Loan Seller and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, Mortgage Pass-Through Certificates, Series 2003-HYB1, Class A-X (the "Class A-X Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. All payments made under this Certificate will be made in accordance with the terms of the Agreement.

     Pursuant to the terms of the Agreement, the Trustee will distribute from certain funds in the Distribution Account on the 25th day of each month or, if such 25th day is not a Business

Day, the first Business Day immediately following (the "Distribution Date"), commencing on March 25, 2003, to the Person in whose name this Certificate is registered on the related Record Date, all amounts required to be distributed to the Holder of this Certificate and pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or, by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Trustee in writing at least five Business Days prior to the Record Date for such Distribution Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Reference is hereby made to the further provisions of this Certificate set forth, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February  , 2003

                                  Wells Fargo Bank Minnesota,  National
                                    Association,
                                    as Trustee


                                  By: _________________________________________
                                      Authorized Signatory

FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS A-X CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT

Wells Fargo Bank Minnesota, National Association, as Trustee


By: ______________________________________
    Authorized Signatory

                       REVERSE OF CLASS A-X CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, Mortgage Pass-Through Certificates, Series 2003-1, and representing a beneficial ownership interest in the Trust Fund.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer and the Trustee shall treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer nor the Trustee will be affected by notice to the contrary.

     The respective obligations and responsibilities of the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder. The Servicer may purchase all the Mortgage Loans on any Distribution Date which occurs in the month following a Due Date on which the aggregate Stated Principal Balance of all outstanding Mortgage Loans is 10% or less of the Original Pool Principal Balance to be allocated to the purchase of Mortgage Loans in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)





___________________________
___________________________


_______________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


_______________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________ Attorney
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)              _____________________________________________
                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT G

                         FORM OF CLASS A-R CERTIFICATE

                     FORM OF FACE OF CLASS A-R CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
          CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE
          MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
          REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

          NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE
          TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE
          PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

          NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

          [THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]

                                   CLASS A-R
             MORGAN STANLEY DEAN WITTER CAPITAL I 2003-HYB1 TRUST
                      Mortgage Pass-Through Certificates,
                               SERIES 2003-HYB1

NUMBER:  [o]                                  ORIGINAL DENOMINATION

DATE OF POOLING                               $[o]
AND SERVICING AGREEMENT:
FEBRUARY 1, 2003

CUT-OFF DATE:
FEBRUARY 1, 2003

FINAL SCHEDULED                               ORIGINAL CLASS A-R PRINCIPAL
MATURITY DATE:                                BALANCE:  $[o]
March 25, 2033

FIRST DISTRIBUTION DATE:
MARCH 25, 2003                                CUSIP [o]

     evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed-to-adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

     This Certificate does not represent an obligation of or interest in Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller, the Trustee or by any of their Affiliates or by any governmental agency or instrumentality.

     The principal balances of the Mortgage Loans evidenced by this Certificate ("Certificate Balance") will be reduced by a portion of the payments on such Mortgage Loans. Accordingly, following the initial issuance of the Certificates, the Certificate Balance of this Certificate will be different from the original denomination shown above.

     This certifies that [NAME OF HOLDER] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of a pool (the "Mortgage Pool") of the Mortgage Loans formed and sold by Morgan Stanley Dean Witter Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below) and certain other property held in trust for the benefit of Certificateholders including amounts held in the Pre-Funding Account and the Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Morgan Stanley Dean Witter Credit Corporation, as servicer (the "Servicer"). The Mortgage Loans were sold to the Depositor by Morgan Stanley Dean Witter Credit Corporation, as seller (the "Mortgage Loan Seller"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, the Servicer, the Mortgage Loan Seller and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, Mortgage Pass-Through Certificates, Series

2003-HYB1, Class A-R (the "Class A-R Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. All payments made under this Certificate will be made in accordance with the terms of the Agreement.

     Pursuant to the terms of the Agreement, the Trustee will distribute from certain funds in the Distribution Account on the 25th day of each month or, if such 25th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on March 25, 2003, to the Person in whose name this Certificate is registered on the related Record Date, all amounts required to be distributed to the Holder of this Certificate and pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or, by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Trustee in writing at least five Business Days prior to the Record Date for such Distribution Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any such Class A-R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Class A-R Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

     Reference is hereby made to the further provisions of this Certificate set forth, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February  , 2003
                                     Wells Fargo Bank Minnesota,
                                       National Association,
                                       as Trustee

                                     By:____________________________
                                        Authorized Signatory

     FORM OF CERTIFICATE OF
AUTHENTICATION

     THIS IS ONE OF THE CLASS A-R CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT

     Wells Fargo Bank Minnesota, National
Association, as Trustee

By: ____________________________
    Authorized Signatory

                       REVERSE OF CLASS A-R CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, Mortgage Pass-Through Certificates, Series 2003-1, and representing a beneficial ownership interest in the Trust Fund.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer and the Trustee shall treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer nor the Trustee will be affected by notice to the contrary.

     The respective obligations and responsibilities of the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder. The Servicer may purchase all the Mortgage Loans on any Distribution Date which occurs in the month following a Due Date on which the aggregate Stated Principal Balance of all outstanding Mortgage Loans is 10% or less of the Original Pool Principal Balance to be allocated to the purchase of Mortgage Loans in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

     (PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

___________________________
___________________________


_______________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


_______________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________ Attorney
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)              _____________________________________________
                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT H

                             INITIAL CERTIFICATION

                              February [ ], 2003


Morgan Stanley Dean Witter Capital I Inc.
1585 Broadway
New York, New York 10036
Morgan Stanley Dean Witter Credit Corporation
2500 Lake Cook Road, 3 West
Riverwoods, Illinois  60015
Attention:

               Re: Pooling and Servicing Agreement, dated as of February 1, 2003 among Morgan Stanley Dean Witter Capital I Inc., as depositor, Morgan Stanley Dean Witter Credit Corporation, as servicer and mortgage loan seller, and Wells Fargo Bank Minnesota, N.A., as trustee, (the "Trustee") relating to Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust Pass-Through Certificates Series 2003-HYB1
                    ----------------------------------------------------------

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note pursuant to section 2.02 of the Pooling and Servicing Agreement) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on schedule A attached hereto.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                         WELLS FARGO BANK MINNESOTA, N.A.,

                                         By:___________________________________
                                         Name:
                                         Title:

                                   EXHIBIT I

                              FINAL CERTIFICATION

                                    [date]


Morgan Stanley Dean Witter Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:

               Re: Pooling and Servicing Agreement, dated as of February 1, 2003 among Morgan Stanley Dean Witter Capital I Inc., as depositor, Morgan Stanley Dean Witter Credit Corporation, as servicer and mortgage loan seller, and Wells Fargo Bank Minnesota, N.A., as trustee, (the "Trustee") relating to Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust Pass-Through Certificates Series 2003-HYB1
                    ----------------------------------------------------------

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the Schedule A attached hereto), it has reviewed the documents delivered to it pursuant to
Section 2.02 of the Pooling and Servicing Agreement and has determined that
(i) all documents required to be delivered to it pursuant to Section 2.02 of the above-referenced Pooling and Servicing Agreement are in its possession,
(ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections do not constitute physical alteration if they reasonably appear to have been initialed by the Mortgagor) appears regular on its face and related to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information set forth in items (i) and (xi) of the Mortgage Loan Schedule.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                            WELLS FARGO BANK MINNESOTA, N.A.,

                                        By:____________________________________
                                        Name:
                                        Title:

                                   EXHIBIT J

                      DISTRIBUTION ACCOUNT CERTIFICATION

                                _________, 200_


     Wells Fargo Bank Minnesota, National Association (the "Paying Agent") hereby certifies that it has established the account described below as a Distribution Account pursuant to Section 6.01(a) of the Pooling and Servicing Agreement dated as of February 1, 2003 by and among Morgan Stanley Dean Witter Capital I, Inc., as depositor, Morgan Stanley Dean Witter Credit Corp., as servicer and mortgage loan seller, and the undersigned as Trustee.

Title of Account:     "Wells Fargo Bank Minnesota, National Association, as
                      Trustee on behalf of the holders of Morgan Stanley Dean
                      Witter Capital I, Mortgage Pass-Through Certificates,
                      Series 2003-HYB1"

Account Number:       ____________________________

Address of office
or branch of the
Trustee at which
Account is
maintained:           Wells Fargo Bank Minnesota, National Association
                            Sixth Street and Marquette Avenue,
                            Minneapolis, Minnesota 55479

                                         WELLS FARGO BANK MINNESOTA,
                                         NATIONAL ASSOCIATION
                                         as Trustee


                                         By:__________________________
                                            Name:
                                            Title:

                                   EXHIBIT K

                     FORM OF SUBSEQUENT TRANSFER AGREEMENT

     SUBSEQUENT TRANSFER AGREEMENT, dated _______, 2003 (the "Subsequent Transfer Date"), between MORGAN STANLEY DEAN WITTER CAPITAL I, INC. (the "Depositor") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                  WITNESSETH:

     WHEREAS, the Pooling and Servicing Agreement, dated February 1, 2003 (the "Pooling Agreement"), among the Depositor, Morgan Stanley Dean Witter Credit Corp., as servicer and mortgage loan seller, and the Trustee contemplated the sale of Subsequent Mortgage Loans to the Trustee for inclusion in the Trust Fund by the Depositor;

     WHEREAS, the Depositor is acquiring Subsequent Mortgage Loans from Morgan Stanley Dean Witter Credit Corp. ("MSDWCC") pursuant to the Mortgage Loan Purchase Agreement, dated _________ (the "Mortgage Loan Purchase Agreement"), between the Depositor and MSDWCC; and

     WHEREAS, the parties desire to consummate the purchase and sale of the Subsequent Mortgage Loans identified on the Schedule of Subsequent Mortgage Loans attached hereto;

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. For the consideration set forth in Paragraph 2 below, the Depositor does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Certificateholders, without recourse (but subject to the obligations set forth herein) all right, title and interest of the Depositor, and the Trustee, on behalf of the Certificateholders, does hereby purchase and acquire from the Depositor, (x) all right, title and interest of the Depositor in and to each Subsequent Mortgage Loan listed on the Schedule of Subsequent Mortgage Loans attached hereto, including its principal balance as of the Subsequent Cut-off Date and all collections of such principal and all payments of interest in respect of such Subsequent Mortgage Loans to the extent such collections represent interest accrued from and including the related Subsequent Cut-Off Date due after the related Subsequent Cut-off Date and each related Flex Source(TM) Pledge Agreement and (y) all of the Depositor's rights, but none of its obligations, under the Mortgage Loan Purchase Agreement. The transfer by the Depositor of the Subsequent Mortgage Loans set forth on the Schedule of Subsequent Mortgage Loans to the Trustee is absolute and is intended by all parties hereto to be treated as a sale by the Depositor.

     2. The cash consideration for the Subsequent Mortgage Loans sold hereby shall be $________________, representing the aggregate outstanding principal balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date.

     3. The Depositor hereby represents that (a) it is solvent, will not be rendered insolvent as a result of the sale of the Subsequent Mortgage Loans sold pursuant to this Subsequent Transfer Agreement and is not aware of any pending insolvency and (b) all of the conditions precedent to the transfer accomplished hereby set forth in Section 2.04 of the Mortgage Loan Purchase Agreement have been satisfied.

     4. The Trustee acknowledges the assignment to it of the Subsequent Mortgage Loans and the documents relating thereto referred to in Section 2.01 of the Pooling and Servicing Agreement and acknowledges that it will hold such related documents and any other documents constituting a part of the related Mortgage Files delivered to it in trust for the use and benefit and of all present and future Certificateholders.

     5. This Subsequent Transfer Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     6. This Subsequent Transfer Agreement may be signed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

     7. Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement by their duly authorized officers as of the date first above written.

                                      MORGAN STANLEY DEAN WITTER CAPITAL I, INC.

                                      By:_______________________________
                                      Name:
                                      Title:


                                      WELLS FARGO BANK MINNESOTA, NATIONAL
                                      ASSOCIATION
                                         as Trustee

                                      By:_______________________________
                                      Name:
                                      Title:

                                   EXHIBIT L

                  FORM OF INVESTMENT LETTER FOR HOLDER OF THE
                      CLASS B-[/ /], CLASS A-R CERTIFICATES

     1. The Purchaser is acquiring the [Class B-[/ /]], Class A-R Certificate (the "Certificate") as principal for its own account for the purpose of investment [neither the Mortgage Loan Seller nor any of its Affiliates need represent that it is acquiring for purposes of investment] and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

     2. The Purchaser has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Residual Interest and is able to bear the economic risk of such investment. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended. [Affiliates of the Mortgage Loan Seller need not make this representation]. The Purchaser has been given such information concerning the Certificate, the underlying Mortgage Loans and the Servicer as it has requested.

     3. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Certificate.

     4. The Purchaser understands that the Certificate has not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold (which resale is not currently contemplated) only if an exemption from registration is available, that neither the Depositor, the Mortgage Loan Seller, the Servicer nor the Trustee is required to register the Certificate and that any transfer must comply with Section
4.02 of the Pooling and Servicing Agreement. In connection with any resale of the Certificate, the Purchaser shall not make any general solicitation or advertisement.

     5. The Purchaser agrees that it will obtain from any purchaser of the Certificate from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 4 and in this paragraph 5.

     6. The Purchaser hereby directs the Trustee to register the Certificate acquired by the Purchaser in the name of its nominee as follows: ____________.

                               Very truly yours,

                               ______________________________________
                               NAME OF PURCHASER

                               By:___________________________________
                               Name:_________________________________
                               Title:________________________________

                                   EXHIBIT M

             FORM OF TRANSFER AFFIDAVIT FOR CLASS A-R CERTIFICATE



STATE OF              )
                              : ss.:
COUNTY OF             )


     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _____________________ (the "Transferee"), a corporation duly organized and existing under the laws of the State of Delaware and on behalf of which the undersigned makes this affidavit.

     2. The Transferee is acquiring a beneficial ownership interest in Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, Mortgage Loan Asset Backed Pass-Through Certificates, Series 2003-HYB1, Class A-R (the "Class A-R Certificates"), issued pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2003 (the "Agreement"), by and among Morgan Stanley Dean Witter Credit Corp., as Mortgage Loan Seller (the "Seller") and Servicer (the "Servicer"), Morgan Stanley Dean Witter Capital I, Inc., as Depositor (the "Depositor") and Wells Fargo Bank Minnesota, National Association, as Trustee (the "Trustee"). Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     3. The Transferee is not, as of the date hereof, and will not be, as of the date of the Transfer, a Disqualified Organization. The Transferee is acquiring the Class A-R Certificate for its own account.

     4. The Transferee has been advised of, and understands that: (i) a tax shall be imposed on any Transfer to Persons that are Disqualified Organizations; (ii) such tax is imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for Persons that are Disqualified Organizations, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent transferee furnished to such Person an affidavit that such subsequent transferee is not a Disqualified Organization and, at the time of the Transfer, such Person does not have actual knowledge that the affidavit is false.

     5. The Transferee has been advised and understands that a tax shall be imposed on a "pass-through entity" holding Class A-R Certificates if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that no tax will be imposed for any period for which the record holder furnishes to the pass-through entity an affidavit stating that the record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as nominees for other Persons.)

     6. The Transferee has reviewed the provisions of Section 4.02 of the Agreement, which is incorporated herein by reference, and understands the legal consequences of the acquisition of the Class A-R Certificates including, without limitations, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     7. The Transferee does not have the intention to impede the assessment or collection of any income tax legally required to be paid with respect to the Class A-R Certificates and the Transferee hereby acknowledges that the Class A-R Certificates may generate tax liabilities in excess of the cash flow associated with the Class A-R Certificates and intends to pay such taxes associated with the Class A-R Certificates when they become due.

     8. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends and reasonably expects to have the ability to pay any taxes associated with the holding of the Class A-R Certificates as they become due, fully realizing that it may incur tax liabilities in excess of any cash flows generated by the Class A-R Certificates. The Transferee has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class A-R Certificates to permit the transferor to assess the financial capability of the Transferee to pay any such taxes.

     9. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to make a Transfer and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not make a Transfer or cause any Transfer to any Person that the Transferee knows is a Disqualified Organization.

     10. The Transferee hereby represents that it (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business in the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificates to it is in accordance with the requirements of the Code and the regulation promulgated thereunder and that such transfer of the Class A-R Certificates will not be disregarded for federal income tax purposes.

     11. The Transferee is not an employee benefit plan or other retirement plan or arrangement (a "Plan") subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or arrangement or using the assets of such a Plan or arrangement to acquire a Class A-R Certificate.

     12. The following information as to the Transferee is true and correct:

         Address:


         Contact for Tax Matters:

         Phone Number:

         Form of Organization of Transferee:

         Transferee's Federal Tax Identification Number:

         Percentage of Residual Interest Acquired: __%

         Price Paid for Residual Interest:

         Date of Acquisition:

     If security is being registered in the name of a nominee, please state such name:

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its _________________, by its duly authorized officer this _____ day of _____________.

                                    [NAME OF TRANSFEREE]


                                    By: ___________________________
                                        Name:
                                        Title:

STATE OF                )
                        ) ss.:
COUNTY OF               )


     Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the of _______________________________, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _______ of ___________.

                                      _______________________________________
                                      NOTARY PUBLIC



                                      My commission expires the ___
                                      day of ________________, 200__.

                                   EXHIBIT N

                          ERISA REPRESENTATION LETTER
      (for Transfers of Class B-4, Class B-5 and Class B-6 Certificates)

     The Purchaser hereby represents that either:

     (i) the Purchaser is not an employee benefit plan or other retirement plan or arrangement (a "Plan") subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or using the assets of such a Plan to acquire a Class B-4, Class B-5 and Class B-6 Certificate.

     or

     (ii) the Purchaser is an insurance company acquiring such Class B-4, Class B-5 or Class B-6 Certificate with funds held in an insurance company general account (as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60), and the acquisition and holding of such Class B-4, Class B-5 or Class B-6 Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60.

                                      Very truly yours,

                                      _________________________________
                                      NAME OF PURCHASER

                                      By:______________________________
                                      Name:____________________________
                                      Title:___________________________

                                   EXHIBIT O

             MORTGAGE LOAN SELLER'S REPRESENTATIONS AND WARRANTIES
                        WITH RESPECT TO MORTGAGE LOANS

     The Mortgage Loan Seller represents and warrants as of the Cut-off Date, unless otherwise specifically set forth herein, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

          (a) The information set forth in the Mortgage Loan Schedule (Exhibit
     A) was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

          (b) Immediately prior to the transfer and assignment contemplated in the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same and immediately following the transfer and assignment contemplated herein, the trust will be the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

          (c) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over or parity with the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee with, any Mortgage that establishes in the Mortgage Loan Seller a valid and subsisting first lien on the property described therein and which respect to which the Mortgage Loan Seller has full right to sell and assign the same to the Trustee;

          (d) Neither the Mortgage Loan Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction (except to the extent set forth in any assumption, modification, consolidation or substitution agreement included in the related Mortgage
     File), except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan, and which has been delivered to the Trustee;

          (e) With respect to those Mortgage Loans which are required to deposit funds into an escrow account for payment of taxes, assessments, insurance premiums and similar items as they become due, all escrow deposits have been collected, are under the control of Mortgage Loan Seller, and have been applied by Mortgage Loan Seller to the payment of such items in a timely fashion, in accordance with such Mortgage. With respect to those Mortgage Loans for which escrow deposits are not required there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which constitute a lien on the related Mortgaged Property; and the Mortgage Loan Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

          (f) To the best of the Mortgage Loan Seller's knowledge, the Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended or any such damage is covered by a hazard insurance policy in effect with respect to such property, and there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

          (g) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Mortgage Loan Seller;

          (h) The Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie in all material respects wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach in any material respect upon the Mortgaged Property (unless insured against under the related title insurance policy); and the Mortgaged Property and all improvements thereon comply in all material respects with all requirements of any applicable zoning and subdivision laws and ordinances;

          (i) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

          (j) All material inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (k) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no more than 1.0% of the Mortgage Loans (by outstanding principal amount as of the Cut-Off Date) had more than one delinquency in the 12 months preceding the Cut-Off Date;

          (l) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

          (m) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with in all material respects;

          (n) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with in all material respects (except for escrow funds for exterior items which could not be completed due to weather); and all material costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

          (o) The Mortgage Loan is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and
     (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Mortgage Loan Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee, of the Mortgage Loan Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and neither the Mortgage Loan Seller nor any other prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

          (p) The Mortgaged Property securing each Mortgage Loan is insured against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were reported in the appraisal to be in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

          (q) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Mortgage Loan Seller has not waived any default, breach, violation or event of acceleration and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

          (r) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (s) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

          (t) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

          (u) No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

          (v) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development;

          (w) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

          (x) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence; and

          (y) Each Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan bank, a commercial bank, a credit union, an insurance company, or a similar institution which is supervised and examined by a federal or state authority.

     Notwithstanding the foregoing, no representations or warranties are made by the Mortgage Loan Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Mortgage Loan Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Mortgage Loan Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

     It is understood and agreed that the representations and warranties set forth above shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

                                   EXHIBIT P

                       Mortgage Loan Purchase Agreement

                                   EXHIBIT Q

                          FORM OF CERTIFICATION TO BE
                      PROVIDED BY SERVICER WITH FORM 10-K
                      -----------------------------------

          Re: The Pooling and Servicing Agreement dated as of February 1, 2003, among Morgan Stanley Dean Witter Capital I Inc., as Depositor, Morgan Stanley Dean Witter Credit corporation, as Servicer and Mortgage Loan Seller, and Wells Fargo Bank Minnesota, National Association, as Trustee
          --------------------------------------------------------------------

          I, [identify the certifying individual by name, title and institution], certify that:

          (1) I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution date reports filed in respect of periods included in the year covered by this annual report, of the Trust;

          (2) Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

          (3) Based on my knowledge, the servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

          (4) Based upon my knowledge and upon the annual compliance statement included in the report and delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

          (5) The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers that is included in these reports.



Date:    _________________________



__________________________________
[Signature]
[Name of Institution and Title]

                                   EXHIBIT R

                          FORM OF CERTIFICATION TO BE
                        PROVIDED TO SERVICER BY TRUSTEE
                        -------------------------------

          Re: The Pooling and Servicing Agreement dated as of February 1, 2003, among Morgan Stanley Dean Witter Capital I Inc., as Depositor, Morgan Stanley Dean Witter Credit Corporation, as Servicer and Mortgage Loan Seller, and Wells Fargo Bank Minnesota, National Association, as Trustee
          --------------------------------------------------------------------

     I, [identify the certifying individual by name and title], certify to Morgan Stanley Dean Witter Credit Corporation (the "Servicer") and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution date reports filed in respect of periods included in the year covered by that annual report, of the Trust;

          (2) Based upon my knowledge, the information in these distribution reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

          (3) Based upon my knowledge, the distribution information required to be provided by the trustee under the pooling and servicing agreement for inclusion in these reports is included in these reports;





     Date: _________________________


WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION


__________________________________
[Signature]
[Name of Institution and Title]

                                   EXHIBIT S

                       REQUEST FOR RELEASE OF DOCUMENTS

                                    [date]

To:  Wells Fargo Bank Minnesota, N.A.
     1015 10th Avenue S.E.
     Minneapolis, MN  55414-0031
     Attn:  Inventory Control

     Re: The Pooling and Servicing Agreement dated as of February 1, 2003, among Morgan Stanley Dean Witter Capital I Inc., as Depositor, Morgan Stanley Dean Witter Credit corporation, as Servicer and Mortgage Loan Seller, and Wells Fargo Bank Minnesota, National Association, as Trustee
     ------------------------------------------------------------------------

     In connection with the administration of the Mortgage Loans held by you, as Trustee, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

     Mortgage Loan Number:
     ---------------------

     Mortgagor Name, Address & Zip Code:
     -----------------------------------

     Reason for Requesting Documents (check one)
     -------------------------------

     _____   1.     Mortgage Paid In full

     _____   2.     Foreclosure

     _____   3.     Substitution

     _____   4.     Other Liquidation

     _____   5.     Nonliquidation               Reason: _____________________

                                   By:________________________________________
                                           (authorized signer of [ ])
                                   Issuer:____________________________________
                                   Address:___________________________________
                                           ___________________________________
                                   Date:______________________________________

     Trustee
     -------

Wells Fargo Bank Minnesota, National Association
Please acknowledge the execution of the above-request by your signature and date below:

__________________________________               _______________________
Signature                                        Date

Documents returned to Trustee:
__________________________________               _______________________
Trustee                                          Date





                                     S-2